                                                                    Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED BY SCOPE
METALS TRADING & TECHNICAL
SERVICES LIMITED

                                SUPPLY AGREEMENT

                                       FOR

                                    MATERIAL

                                     BETWEEN

                         ISRAEL AIRCRAFT INDUSTRIES LTD.

                                       AND

                 SCOPE - METAL TRADING & TECHNICAL SERVICES LTD.

CONFIDENTIAL

THIS MATERIAL SUPPLY AGREEMENT (THE "AGREEMENT") made and entered into as of 7 day of July, 2004, by and between ISRAEL AIRCRAFT INDUSTRIES LTD., a corporation duly organized and existing under the laws of the State of Israel, located at
Ben-Gurion International Airport, 70100 Israel, ("IAI") and SCOPE - METAL
TRADING & TECHNICAL SERVICES LTD., a corporation duly organized and existing under the laws of the State of Israel, and having its principal place of business at Park - Reem (Mivza), Bne Ayish, 79845, Israel (herein, "SUPPLIER")
(IAI and Supplier are each sometimes hereinafter referred to individually as a
"Party" and collectively as the "Parties").

1.   INTRODUCTION

     WHEREAS, IAI is engaged in the development of defense and civil aerospace technology and is a full service aircraft maintenance facility. In the course of its business, IAI (taken as a whole) purchases substantial types and quantities of materials (the "Material"). A description of the Material that may, but need not necessarily, be purchased by IAI pursuant to this Agreement is annexed hereto as
              Exhibit 1, which may be amended from time to time by mutual agreement of the Parties to include additional materials; and

     WHEREAS, IAI desires to establish a "just-in-time program" (the "JIT
              Program") for the delivery of the Materials. Under the JIT
              Program, Material shall be managed and delivered on a
              "just-in-time basis" ("JIT Basis") which shall mean, that: (i)
              Supplier shall deliver all Material in accordance with the
              Delivery Response Times set forth in Article 5.3 of this
              Agreement; (ii) Supplier shall establish the Allocated Stock (as defined in Article 4.7 below); (iii) Supplier shall, in response to each Order, deliver all Material directly to the receiving dock or production floor of the IAI Division ordering such Material;
              (iv) Supplier shall provide all required technical support as set forth in Article 8 below; (v) Supplier shall manage the
              storage/handling of the IAI Stock, as per exhibit 4; (vi)
              Supplier's facilities and systems have been certified by IAI's quality assurance personnel; and (vii) Supplier shall perform all required inspection procedures, including sending Material to IAI for laboratory tests at Supplier's expense ("Lab Tests"), as provided in the Quality Assurance Plan attached hereto as Exhibit
              2 ("Quality Plan"); and

     WHEREAS, Supplier is a stocking Supplier and distributor of Materials and
              Supplier desires to provide IAI with a JIT Program in accordance with the provisions of this Agreement.

     THEREFORE, THE PARTIES AGREE AS FOLLOWS:

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2.   IMPLEMENTATION

2.1  In order to ensure an orderly transition from IAI's current Material procurement system to the JIT Program, Buyer and Supplier agree to implement the JIT Program as follows:

     (a)  Promptly after the signing of this Agreement (the "Effective Date"), but in no event later than forty (40) days thereafter, and as a precondition to the Commencement Date, Supplier will provide IAI with:
          (i) notification that it has performed the internal training of its personnel required in order to abide by the terms of this Agreement,
          (ii) notification that it has implemented an internal audit to determine compliance with IAI's Quality Plan, and (iii) the results of such internal audit. Within 15 days after receiving such notice from
          Supplier, IAI Quality Assurance personnel will start the quality audit of Supplier's facilities and systems in order to complete the quality certification as soon as possible.

     (b)  Not later than sixty (60) days after the Effective Date, and as a precondition to the Commencement Date, Supplier shall notify IAI, in writing, that: (i) Supplier has established the infrastructure in
          Israel required in order to meet the Delivery Response Time (e.g., distribution channels); (ii) Supplier is ready, able and willing to deliver all Materials listed on Exhibit 1 within the Delivery Response
          Time; (iii) IAI's quality assurance department has certified in writing that Supplier has passed its quality audit, including the audit/approval of Supplier's software, as per Article 13.9 below; (iv)
          Supplier has signed and returned the Umbrella Industrial Cooperation
          Agreement, attached hereto as Exhibit 7; and (v) Supplier is ready, able and willing to comply with all of the requirements of this
          Agreement, including, without limitation, quality assurance, pricing,
          EDI/web EDI system, packing and documentation, and technical support.
          IAI shall immediately take steps to verify Supplier's notice. IAI shall employ its best efforts to make its verification within twenty
          (20) days.

     (c)  Not later than ninety (90) days after the Effective Date, and as a precondition to the Commencement Date, Supplier shall notify IAI, in writing, that Supplier has established the Allocated Stock in accordance with Article 4.7. Upon such written verification, and provided that the preconditions delineated herein have been met, the deliveries shall commence and IAI shall so notify its Divisions.

2.2  Starting on the Commencement Date of this Agreement, IAI will commence purchasing Materials from Supplier on a JIT Basis. As such, IAI will purchase from Supplier the quantity of the Materials as forecasted, and the non-forecasted quantities of Materials, as both appear in exhibit 1 of this
     Agreement. Such purchases shall be on the condition that Supplier can meet the Delivery Response Time as described in Article 5.3. Other than those
     Materials as described herein, IAI may, at its sole discretion, purchase
     Materials contained in Exhibit 1 from other Suppliers.

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3.   DEFINITIONS

     In this Agreement and all annexes hereto, unless otherwise specifically provided, the following words and expressions shall have the meanings given to them below:

Aircraft on Ground ("AOG")       Means a category of high urgency for Materials
and/or Work Stoppage             and/ in which Materials and/ are required to
                                 return an aircraft to service or to avoid an
                                 imminent or existing work stoppage. Any Order
                                 emanating from one of the Divisions (Aircraft,
                                 Engines, or Components Division) of IAI's Bedek
                                 Group shall be treated as AOG in all respects.

Allocated Stock                  As defined below in Article 4.7.

Approved Certificate             Means a certificate issued by the quality
                                 assurance staff of the Approved Source in
                                 respect of a Material to which the document
                                 relates certifying that such Material complies
                                 with the relevant specifications, standards and
                                 requirements of the Manufacturer's Authority,
                                 to whose authority IAI is subject.

Approved Source                  Means any new or existing supply source
                                 approved by IAI for use by Supplier in support
                                 of this Agreement. This may consist of any
                                 combination of Manufacturers, distributors or
                                 other sources approved in writing by IAI.

Authority                        Means governmental, regulatory or oversight
                                 body that regulates the manufacture, use,
                                 transport, handling, storage, safety,
                                 maintenance, sale, or disposal of Materials.

Certificate of Compliance        "Manufacturer COC" means a certificate issued
("COC")                          by the quality assurance staff of the
                                 Manufacturer confirming that the Material that
("Manufacturer COC" and "COC     has been manufactured has been inspected, and
 shipper")                       complies with all applicable specifications.

                                 "COC Shipper" means a certificate issued by the
                                 quality assurance staff of Supplier confirming
                                 that such Materials comply with the Quality
                                 Plan as approved by IAI, e.g., that the
                                 Materials were visually inspected, manufacturer
                                 COT was compared against the procurement Spec.,
                                 the Materials were lab tested (if required),
                                 purchased from Approved Source, the COC and COT
                                 of Manufacturer are kept at Shipper's files,
                                 and the "Shipper COC" is signed by an IAI
                                 approved quality inspector.

Certificate of Test ("COT")      Means a certificate issued by the quality
                                 assurance staff of the Manufacturer of
                                 Materials that includes the audit results for
                                 mechanical, physical properties, chemical
                                 composition, etc.

Commencement Date                Means the commencement date of this Agreement,
                                 which shall be no later than ninety (90) days
                                 after the date of signature of this Agreement
                                 by the Parties. Should this agreement not
                                 commence during such ninety (90) day period,
                                 e.g., due to a Party's failure to comply with a
                                 precondition to commencement, then this
                                 agreement shall

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                                 be deemed to be null and void.

Delivery Response Time           Means the elapsed time that is expected to
                                 exist between the date and time IAI places an
                                 Order for Material(s) and the date and time
                                 such Material(s) are delivered to IAI, as set
                                 forth in Article 5.3 and for Special Deliveries
                                 as described in Article 6.

Disclosure                       Means the release of any Proprietary
                                 Information.

Due Date                         Means the date that Material(s) is/are due to
                                 be delivered by Supplier to IAI in accordance
                                 with Article 5.3, except that with respect to
                                 Materials that are not in Supplier's stock and
                                 for which IAI agrees to a delivery date that is
                                 later than that appearing in Article 5.3, then
                                 the Due Date shall be such later date.

EDI/Web EDI                      Means an electronic message order and
                                 administration system operating on an EDI or
                                 internet platform.

FSL                              Means "Forward Stocking Location", in which
                                 Supplier maintains stock of Materials.

IAI                              Means Israel Aircraft Industries, Ltd. and
                                 includes any and all of its divisions and
                                 subsidiaries.

IAI Division                     Means any one of IAI's divisions, subsidiaries,
                                 plants or facilities, including, e.g., Israel
                                 Aircraft Industries International, based in New
                                 York.

IAI Stock                        Means the IAI inventory of Materials to be
                                 stored at Supplier's FSL.

Kit                              Means a set/group of Materials in accordance
                                 with a defined and quantified list that is to
                                 be supplied as one lot.

Manufacturer                     Means the manufacturer of a Material, as
                                 approved by IAI.

Order                            Means IAI's intention to buy Materials in the
                                 form of a purchase order, delivered by mail,
                                 fax, EDI or Internet. Materials delivered in
                                 response to Orders shall be delivered with
                                 accompanying invoices.

Route Card                       Are production notes, which are provided to
                                 Supplier and describe the types and dimensions
                                 of the Material to be delivered to IAI pursuant
                                 to an IAI Order.

Proprietary Information          Means all trade secrets and confidential
                                 information which is proprietary to the
                                 disclosing party including, but not limited to,
                                 type design data, drawings, photographs,
                                 specifications, models, prototypes, designs,
                                 materials, construction or assembly, computer
                                 hardware and software (whether in
                                 machine-readable or human-readable form),
                                 technical, commercial and operational
                                 information concerning products, information
                                 concerning manufacturing methods and
                                 techniques, quality control and test methods,
                                 marketing data including target customers,
                                 customer lists and market plans, cost and
                                 pricing data and product applications, and know
                                 how.

Quality Documentation            Means the COC (both types), COT, and all other
                                 quality-related documentation required by the
                                 Quality Plan.

Term                             Means the term of this Agreement, as set forth
                                 in Article

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                                 12.

Traceability                     Means the ability to trace the origin and
                                 history of Materials back to their
                                 manufacturing lot batch.

4.   SALE OF MATERIALS

4.1. Supplier shall, during the Term, and subject to the terms of this
     Agreement, sell to IAI such quantities of Materials as described on Exhibit
     1 attached hereto (the "Materials"), as IAI may order or request from time to time in accordance with the provisions of this Agreement.

4.2. IAI may purchase Material through the use of an Order containing estimated or defined delivery date for supply of Material for future requirements.
     IAI may cancel the unused portion of any such Order at any time, without incurring any penalty or default.

4.3. Supplier shall provide Materials in such quantities and in sizes as may be specified on the face of IAI Orders or Route Card associated with such
     Order. Only the Materials as cut to size and delivered to IAI, shall be charged to IAI. For the avoidance of doubt, any remaining material resulting from such an IAI order shall remain the property of the Supplier, and IAI shall not be charged for such remaining material.

4.4. Supplier shall purchase Materials from Approved Sources only. Supplier agrees to provide IAI with the Materials in accordance with the performance standards set forth in Article 21.1. To ensure that continuous improvements are pursued, both Parties will meet to review performance and the total effectiveness of the business between the Parties on a quarterly basis. The
     Parties agree to conduct Program Reviews via video/telephone conference calls, in the event of international travel restrictions.

4.5. Purchase orders shall be governed only by the general terms and conditions of this Agreement in addition to the IAI's standard terms and conditions contained on IAI's Purchase Orders, attached hereto as Exhibit 5. If there is any conflict between the standard IAI terms and conditions on IAI's purchase orders, or Supplier's acknowledgements and invoices and the terms and conditions of this Agreement, the terms and conditions of this
     Agreement shall govern.

4.6. Communications between the Parties, including Orders and required acceptances, shall be made through EDI, the Internet or such other system or method, as Buyer and Supplier shall mutually agree upon. Upon IAI's request, Supplier shall establish and support an Internet or other electronic/EDI based system, which will enable: (i) on line ordering transactions; (ii) invoicing and (iii) provide information regarding:
     Supplier's product information, outstanding Orders for Materials by Buyer and prices thereof, Materials availability, delivery status, invoices submitted and paid, Order management and status reports, and inventory status of Allocated Stock. The system shall support user profile and security. Specific technical requirements of such EDI system are contained in Exhibit 6 attached hereto. Each side (Supplier and IAI) will bear its cost for establishing the communication system and will coordinate the interface required for this communication system. Notwithstanding the foregoing any

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      Supplier system interface shall be fully compatible with IAI's electronic systems currently in place.

4.7.  Allocated Stock/FSL

      4.7.1. Supplier shall maintain a sufficient inventory of Materials such that Supplier can provide IAI's forecasted as well as non
             forecasted requirements for Materials ("Allocated Stock") during the term of this Agreement in accordance with the Delivery Response
             Times as per Article 5.3. To assure such performance, Supplier shall establish and constantly maintain in Israel a forward stocking location ("FSL") comprised, for the forecasted Materials, of minimum three months consumption and for the non-forecasted
             Materials, as Supplier deems necessary. Supplier shall apply expedited restocking to any such Materials that fall under a thirty
             (30) days inventory level, to return the inventory level to the three (3) months minimum level or the level required pursuant to the project schedules, as applicable.

      4.7.2. Supplier shall house such Allocated Stock at an FSL to be located in Israel. All Materials contained in the Allocated Stock shall have undergone any and all Lab Testing required pursuant to the
             Quality Plan, prior to inclusion in the FSL. Such FSL shall occasionally be updated and restocked by Supplier in order to reflect revisions to the list of Materials. IA1 buyers shall have, through the EDI system, full access to information concerning the inventory maintained by Supplier in the FSL.

      4.7.3. The Supplier shall bear the full cost of establishing such FSL.
             Supplier, within Supplier's capability as a distributor and not the manufacturer of the Materials, shall assemble information to be able to satisfy total IAI requirements for Materials, including both planned and unplanned demand. It shall be Supplier's
             responsibility to carry sufficient inventories to cover IAI's total
             Material requirements. More particularly, Supplier will use its logistics expertise to ensure that inventories maintained will be sufficient to support IAI's planned and unplanned requirements.

4.8   Forecasts

4.8.1 Supplier shall be responsible for the preparation of all forecasts required to enable Supplier to determine the necessary quantity of
      Materials that will be needed to stock the Forward Stocking Location, as described below. Supplier shall conduct forecast analysis jointly with the applicable IAI personnel. IAI shall cooperate with Supplier in developing the necessary data (e.g., build rate, shop usage forecast changes and delivery location changes) as needed.

4.8.2 IAI will take all possible care to ensure that its input into the forecasts of consumption is reasonably accurate. IAI will advise Supplier as soon as practicable of any sudden or unexpected changes in its
      Materials requirements. All forecasts and data for Materials, whether prepared or provided by IAI or not, are provided for the sole

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      purpose of aiding Supplier in determining IAI's Materials needs and are not a commitment by IAI to purchase any quantity of Materials.

5.    SERVICES TO BE PROVIDED

5.1.  The following are the lists of the types of Services to be provided by
      Supplier to IAI, exclusive of the purchasing of Materials from IAI
      Approved Sources:

      5.1.1. List of Full Service

             5.1.1.1.   Shipping to the FSL

             5.1.1.2.   Storage of Material at the FSL

             5.1.1.3.   Receiving inspection at the FSL

             5.1.1.3.1. Including Lab testing as needed, at IAI laboratories

             5.1.1.4.   Cutting to size / length per given dimensions and / or
                        sketches provided(1)

             5.1.1.5.   Signing quality documents and Route Cards

             5.1.1.6.   Shipping to the IAI receiving dock / production floor/
                        IAI sub contractors in Israel.(2)

      5.1.2. List of Partial Services

             5.1.2.1.   Same as the list of Full Services in Article 5.1.1 above
                        except for cutting to size / length

      5.1.3. List Of Optional Services - applicable to IAI furnished Material

             5.1.3.1.   Storage of Material

             5.1.3.2.   Other Services

                        5.1.3.2.1. Cutting to size / length per given dimensions
                                   and/or sketches provided(3)

                        5.1.3.2.2. Signing quality documents and Route Cards

                        5.1.3.2.3. Shipping to the IAI receiving dock /
                                   production floor

5.2.  Order Administration

      5.2.1. Supplier shall appoint a senior, properly trained, project manager for the purpose of the administration of this Agreement. Such project manager shall act as the point of contact with whom the IAI
             Divisions shall interface.

      5.2.2. Supplier shall have a database for managing its inventory of
             Materials and Orders. Such database shall also include electronic copies of all Traceability/Quality Documentation. Authorized (by
             both parties) personnel of IAI shall have access to Supplier's database information (including by way of the internet), at all times, and shall receive copies of back up data from

----------
(1)  Cutting methods to include capability of Laser cutting and water jet cutting using data provided by magnetic media.

(2)  Shipping to IAI subcontractors overseas is included, based on the Agreement prices to IAI in Israel. Packing and shipping costs are not included and are to be defined on a case by case basis.

(3)  Cutting methods to include capability of Laser cutting and water jet cutting using data provided by magnetic media.

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          Supplier. IAI is aware of the competitive sensitivity of such data and shall not in any form release any of such information to a competitor of Supplier.

5.3.  JIT Delivery Response Times

      5.3.1. All deliveries shall be made to the receiving docks or production floor of the IAI Divisions, according to such Divisions'
             instructions, within the time periods set forth in the following paragraph or the time set forth on the Order/Route Card, whichever is earlier(4):

      5.3.2. Supplier shall provide the Materials to IAI Division not later than the required delivery date set forth on the Order, or 48 hours from receipt of such Division Route Card. Supplier will deliver AOG
             Orders within 24 hours from receipt of the Order or Route Card.
             Delivery must be made prior to noon (12PM).

      5.3.3. The Materials shall be delivered cut to size as defined in the
             Route Cards provided by the ordering Division or Order. Or in the data files provided by magnetic media. Cutting requirements may call for Laser Cutting and Water jet Cutting.

      5.3.4. Only the weight of Materials delivered to IAI shall be taken into consideration when calculating the weight of Materials to be charged to IAI.

5.4.  Due Date

      5.4.1. The due date (the "Due Date") for delivery of all Materials shall be either (i) the date set forth in IAI's Order, or (ii) the appropriate Delivery Response Time set forth in the table above, whichever is later. Supplier will proactively expedite all outstanding Orders. When, for any reason, Supplier becomes aware that it will be unable to deliver any Materials by its Due Date,
             Supplier shall immediately notify the relevant IAI Division in writing.

      5.4.2. Late Delivery

             (a)  Supplier shall notify the relevant IAI Division in writing if it will not be able to deliver the Materials by their Due
                  Date, as follows:

                  (i)  For non - AOG Materials - within 24 hours of receiving
                       IAI's Order/ Route Card;

                  (ii) For AOG Materials - within 4 hours of receiving IAI's
                       Order/ Route Card.

             (b)  If Supplier fails to deliver Materials by their Due Date, IAI may, in its sole discretion, do one or more of the following:

                  (i)  Cancel the Order for such Materials (in such event, if
                       Supplier has already delivered the Materials after the
                       Due date, it shall take them back at no cost to IAI);

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(4)  All time periods are measured from the date and time of the Order to the date and time of delivery to the designated IAI location. Lab test cycle
     (where applicable) not included

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               (ii) Designate such Materials as Critical/AOG. In such event,
                    Supplier shall apply a special/expedited procurement
                    process, including the use of a dedicated buyer to seek such
                    Materials and/or consult with manufacturers regarding
                    substitute Materials;

               (iii) Seek other sources for such Materials on its own and advise
                    Supplier of such other sources, and the terms and conditions they are offering. Supplier shall order such Materials from such other sources and deliver them in accordance with the terms of this Agreement; or

               (iv) If Supplier fails to purchase such Materials from other sources, IAI may purchase such Materials directly from third parties, and Supplier shall pay to IAI the difference, if
                    any, in all IAI's costs for such Materials, including, but not limited to, purchasing and shipping.

5.5   Return of Materials

      5.5.1. Non-Conforming Materials

             (a)  Supplier shall, where requested by IAI, accept the return of non-conforming Materials at all times. Supplier shall deliver replacement Materials to IAI for non-conforming Materials, immediately if so requested by IAI (i.e. on an AOG schedule).
                  Materials shall be non-conforming if they are wrong Materials, purchased from non-Approved Sources, without the required
                  Traceability/Quality Documentation, improperly packed, have failed IAI's Lab Testing, or if they do not meet the
                  requirements of this Agreement for reasons other than
                  defectiveness. Supplier hereby agrees that should any dispute arise with regard to the conformity or non-conformity of
                  certain Material(s), such dispute shall in no way absolve
                  Supplier from delivering to IAI, on an AOG schedule, and at no additional charge, replacement Materials acknowledged by IAI to be conforming.

             (b)  Supplier shall, within one week of receiving notice from IAI, collect the non-conforming Materials from IAI's Division or such other address as IAI shall notify Supplier, at Supplier's expense in which event risk of loss shall pass to Supplier when such non-conforming Materials leave IAI's possession. If
                  Supplier fails to collect non-conforming Materials within one week, IAI shall be entitled to return such Materials to
                  Supplier and Supplier shall reimburse IAI for all costs
                  incurred. Where IAI has paid Supplier any monies in respect of non-conforming Materials, title to such Materials shall remain with IAI until Supplier has reimbursed IAI all monies paid in respect of such Materials.

             (c)  For the sake of clarity, the term "Materials" as used in this
                  Article mean full sized or cut to size Materials.

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      5.5.2  Materials in good condition

             IAI may return Materials that are in good condition that it no longer needs. Where such Materials still are in a fully resalable condition (in their original Supplier, undamaged package, and include Quality Documentation, where applicable), then Supplier will return such Materials to stock and credit IAI with a sum equal to the price paid, or the current market price of such Materials, whichever is lower.

5.6.  Supplier agrees to provide support 5 working days per week. When a requirement occurs outside of normal business hours (which are 7:00 to
      16:00 Sunday to Thursday, and 7:00 to 13:00 Friday, local Israel time) IAI shall contact Supplier's out-of-hours answering service, and Supplier shall respond to IAI during the first subsequent business hour.

5.7.  Supplier shall be diligent and prompt in responding to IAI's requests for price quotes and information regarding Materials, in accordance with the urgency of IAI's needs. If Supplier fails to respond in a timely and appropriate manner to IAI's requests for information, prices, etc., IAI may purchase Materials from other sources, as appropriate.

6.    SPECIAL PURCHASES

6.1   IAI SUBCONTRACTORS. Supplier agrees that any subcontractor or Supplier performing work for IAI (herein, an "IAI Subcontractor") that meets
      Supplier standard credit requirements, may order Materials and Services pursuant to the Terms and Conditions of this Agreement, including but not limited to the Prices / Service Fees set forth herein, provided that such order references this Agreement and does not negatively affect the fulfillment of IAI orders. Supplier may request written verification that the Materials ordered by an IAI Subcontractor pursuant to this Agreement directly support IAI requirements. Notwithstanding the above, IAI shall have no liability in connection with any transactions between Supplier and
      IAI subcontractor.

6.2   DROP SHIPMENTS. Supplier herein provides IAI with the option to order
      Material at the Base price plus Service Fee and to instruct Supplier to perform Drop Shipment from the FSL to IAI subcontractors (outside of
      Israel), at a response time to be mutually agreed upon by the Parties.
      Packing and shipping costs are not included and are to be defined on a case by case basis.

6.3   BACK TO BACK ORDERS. Supplier agrees that if and when IAI issues an order to Supplier for material which is neither included in Exhibit 1 nor usually kept in Supplier inventory (herein, a "Back to Back" order)
      Supplier shall provide all such material to IAI or to an IAI designated location, in accordance with the requirements of Exhibit 2 (the Quality
      Plan), in one batch and be entitled to a an agreed service fee of ++.

6.4   ASSIGNMENT OF EXISTING IAI SUPPLY CONTRACTS TO SUPPLIER. Supplier herein provides IAI with the option to assign it existing IAI Supply Contracts under terms and conditions to be mutually agreed upon by the Parties.

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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7.    DELIVERIES

7.1.  Supplier shall deliver the Materials, at its own risk and expense, to any
      IAI Division throughout Israel, or to any other reasonably accessible site chosen by IAI, on the date(s) listed in IAI Orders, as such IAI Orders are issued from time to time.

7.2.  Shipments to any IAI Division must be complete. Any exceptions must be pre-approved by the ordering IAI Division and, if approved, will be considered complete on initial shipment. If IAI determines that requests for under shipments are excessive, Supplier shall provide a corrective action plan.

7.3.  If Supplier delivers quantities in excess of the orders placed pursuant to this Agreement, IAI may return the excess Materials to Supplier at
      Supplier's risk and expense. Materials returned by IAI to Supplier shall reference the order number.

7.4.  Shipments directed by Supplier to the wrong location will be returned to
      Supplier at Supplier's expense.

7.5.  Materials shall be considered delivered as follows:

      7.5.1 When it is delivered to the IAI designated location on the Order/
            Route Card, and, as applicable, all required Traceability/Quality
            Documentation is physically located at Supplier's facility (and fully available for Buyer's viewing on the internet/EDI system as per Article 4.6). IAI requests for backup Traceability/Quality
            Documentation shall be responded to by fax within two hours during normal business hours and, if requested after such business hours, by 9:00 A.M. the next morning. Notwithstanding the forgoing, all such Traceability/Quality Documentation shall be considered to be the property of the Supplier at all times, and (a) IAI shall have limited rights as imposed by the applicable Manufacturer (or other relevant third party) to copy such documentation, and (b) Supplier shall turn over copies of such documentation to IAI promptly upon its request. Supplier shall keep such documentation until the earlier of (i) IAI's written direction to Supplier to do otherwise, and (ii) ten (10) years from the date of delivery of the
            corresponding Materials to IAI. Further, at the request of the ordering IAI Division, Supplier shall include copies of relevant original documentation with each Materials shipment. Finally,
            Supplier shall provide IAI with a CD ROM not less frequently than on a quarterly basis containing copies of all Traceability/Quality
            Documentation for the Materials delivered during the previous quarter.

      7.5.2 In addition, IAI shall not be deemed to have accepted any Materials until IAI has used the Materials or after the expiration of two weeks from delivery (whichever occurs first).

7.6   IAI shall have full rights to validate quality or delivery quantities at any time. Any quantity discrepancies found shall be immediately adjusted by Supplier through the issuance of a credit.

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8.    TECHNICAL AND PRODUCT SUPPORT

      (a)  Obsolescence Analysis, Alerts and Marketing

           Supplier shall inform IAI expeditiously of any changes it becomes aware of with respect to Materials, including, but not limited to, superceding, deletion, or addition of such Materials, whether by
           Service Bulletin modification or other such means, of a Material. In respect of any Materials or other stock already purchased by IAI,
           Supplier shall advise IAI on the marketability of such Materials or stock. Supplier shall assist IAI in marketing obsolete inventory if requested by IAI.

      (b)  New Products

           Supplier shall make IAI aware of new products and/or systems which may become available and which may be of interest to IAI

      (c)  Updates

           Supplier shall update IAI with any change/update in Material specifications and/or Technical Data Sheets.

9.    PRICES

9.1   Prices for Materials are as listed in Exhibit 1 to this Agreement ("Base
      Price(s)"). Such Base Prices refer, for Aluminum Plates and Sheets, to the
      Materials as purchased from the manufacturer, and, for all other Material type as described in Exhibit 3 to this Agreement, to the Supplier FSL prices.

9.2   The Base Prices apply throughout 2005. The 2005 Prices for Materials shall be adjusted as follows:

      9.2.1 For Aluminum Plates, prices for the years 2006 and 2007 shall be increased by ++ each year to the previous year.

      9.2.2 For Aluminum Sheets, prices for the years 2006 and 2007 are listed in Exhibit 1 to this Agreement.

      9.2.3 For all other Material type as described in Exhibit 3 to this
            Agreement, prices shall be reviewed by the Parties not more than once every six (6) months, and if mutually agreed, adjusted as agreed.

9.3   The all-inclusive, full prices for Materials ("Price(s)"), which include all charges relating to Supplier's obligations under this Agreement, including, inter alia, transportation costs, insurance, Lab Tests(5), and adherence to IAI's updated Quality Plan, plus profit ("Service Fee"), shall be calculated as follows: Base Price plus a Service Fee. The level of the Service Fee for each purchase shall be calculated as per Exhibit 3 hereto.

----------
(5)  The Parties agree to revisit the subject of Lab Tests from time to time, but not more than once every twelve (12) months.

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                       12

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      Exhibit 1 may be updated/changed only by mutual agreement, and Materials may be added to, or subtracted from, Exhibit 1 only by mutual agreement.
      Prices for Materials appearing on Exhibit 1 shall be the best market prices provided by Supplier to its customers.

      9.3.1 If:

            (a)  Supplier locates a new source of Materials that is less costly than at such time is shown on Exhibit 1, or

            (b)  Supplier is able to negotiate better prices with existing sources,

            then Supplier shall notify IAI. IAI shall have sole discretion as to whether to approve such new source of supply. If IAI does approve such new source of supply (either manufacturer or distributor)
            and/or new pricing, and/or better prices from existing sources,
            Exhibit 1 will be amended accordingly. In all such cases, to the extent that such reductions in prices of Materials are not due to changes in general market price conditions, the savings will be shared 50/50% by the Supplier and IAI. Such new pricing shall apply to new Orders issued after the aforementioned amendment of Exhibit
            1, or to the undelivered portion of open Orders.

9.4   New Materials

      Materials that are not listed on Exhibit 1, as amended by the Parties, are designated as New Materials. The Parties hereby affirm that they are desirous to add New Materials to this Agreement. Prices of New Materials shall be determined as follows:

      (a)  Supplier shall propose to IAI competitive prices no greater than the lowest prices charged by Supplier to its other customers for such
           Materials. Supplier shall provide IAI with such price quotations within 48 hours after IAI's request. Should the Parties agree on a price for a particular Material, and agree that such Material should be included in Exhibit 1, and thereby governed by the terms of this
           Agreement, then such Material shall be added by IAI to Exhibit 1 and all subsequent transactions involving such Material shall be governed by the terms of this Agreement.

      (b)  Supplier shall inform the IAI Division requesting a quote on a New
           Material of any previous quotes provided to other IAI Division(s) for the same type of Material.

      (c)  In the event that Supplier and the relevant IAI Division agree to purchase material outside of Exhibit 1, with such purchase order not being deemed "New Material" as described above, then, the Parties agree that (i) the base price shall be comparable to the base prices of similar Material appearing on Exhibit 1; (ii) the Service Fee applicable to such purchase order shall be the same as per Exhibit 3;
           and (iii) in cases where the material is not considered standard by the Supplier, the remains of the ordered material shall be, at IAI option, either delivered to the IAI Division or stored at Supplier site in accordance with Exhibit 4 to this Agreement

                                       13

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9.5   Change of Prices

      (a)  The prices of Materials during the Term extension periods, if any, shall be increased or decreased as follows:

           (i)  Provided that IAI is considering to extend the three (3) year
                Term of this Agreement, as per Article 12 below, then six (6)
                months prior to the expiration of such three (3) year period, the Parties shall meet to review the prices of Materials in the market ("Price Review"). If at such time the prices of certain
                Materials have changed by at least ten percent (10%) from the
                Base Prices as they are then listed in Exhibit 1, then the
                Parties shall negotiate and modify the respective Base Prices of such Materials accordingly. The agreed Base Prices shall be in effect for the next two (2) one-year options. In the case where the Parties cannot agree on new Base Prices for such Materials, then the Party requesting such changes in price may cause the removal of such Materials from Exhibit 1 at the earliest of: (i)
                six months from the onset of the Price Review, or (ii) in the case where IAI requests such changes in Price, the depletion of
                Supplier's inventory of such Materials.

           (ii) Provided that IAI is considering to again extend the Term of this Agreement, as per Article 12 below, such Price Review shall also occur six (6) months prior to the conclusion of the fifth
                (5th) year of this Agreement under same terms and conditions as described above, and the resulting agreed Base Prices shall be in effect for the next two (2) one-year options.

      (b)  IAI may request written or printed substantiation, in the form of
           Manufacturers' letters, price lists or catalogues, to support negotiation for any price increases requested by Supplier, or request three Party meetings with Manufacturers and Supplier to substantiate such request for price increase.

      (c)  Unless otherwise expressly agreed by IAI, any change (up or down) in prices in accordance with the provisions of this Agreement, shall take effect on the date agreed upon and shall apply to all Orders placed by IAI after the date of the change in prices. Such new pricing shall apply to new Orders issued after the aforementioned amendment of Exhibit 1, or to the undelivered portion of open Orders.

      (d)  IAI and Supplier may enter into different pricing arrangements (for example, but not limited to, long term fixed prices) to satisfy IAI's customers needs or specific project requirements.

      (e)  Twice a year Supplier shall pass on to IAI any discounts and/or rebates that it receives from Manufacturers based upon IAI's specific purchases under this Agreement.

                                       14

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      (f)  In the case where IAI's requirement for particular Materials increases dramatically due to newly awarded projects, or due to other such reasons, then the Parties shall negotiate new prices for such
           Materials in order to account for such larger purchases.

9.6   Prices of Materials shall be as described in Article 9.1 or 9.2 above, for the three year Term of the Agreement, and, except as described in Article
      9.5(a)(i) above, at IAI's sole option and discretion may either (i) remain fixed for each of the subsequent option years or (ii) be renegotiated prior to the commencement of each subsequent option year.

9.7   IAI has the right to audit Supplier's FSL Prices at Supplier site.
      Supplier agrees to provide full transparency to IAI regarding its purchasing prices for materials purchased under this Agreement regardless if the material is listed in Exhibit 1 to this Agreement.

10.   INVOICING AND TERMS OF PAYMENT

10.1  (a)  Buyer shall issue Orders to Supplier for Materials. Supplier shall then make deliveries according to IAI's Orders and provide a separate invoice for each group of Materials delivered in response to an
           Order. The invoice shall be provided to the relevant IAI
           Division/Group accounting department. Any objection by IAI to payment due to discrepancies in an invoice, or part thereof, shall be given to Supplier in writing.

      (b)  For purposes of this Article 10, the "receiving date", "date of receipt" or the "date Materials are received" shall be the latest of
           (i) the date Materials are properly delivered, and (ii) the Due Date for the delivery of such Materials.

      (c)  IAI shall verify the Supplier invoices, based on the calculated weight of the supplied material. Weight will be calculated by IAI at the receiving point, using Specific gravity values used by IAI, which may differ from those used by Supplier. Supplier acknowledges that the IAI set of Specific gravity values has been provided to Supplier by IAI.

      (d)  All prices, invoices and payments will be stated and paid in U.S dollars. VAT, if applicable, will be stated and paid in New Israeli
           Shekels.

10.2  Payment terms for invoices approved for payment shall be net 90 days from the date of the invoice. IAI pays its Suppliers on the middle of the month and the last day of the month (the "Invoice Payment Dates"). Therefore, it is agreed that payment of some invoices may be extended, beyond ninety days, to the next Invoice Payment Date. On each Invoice Payment Date IAI will pay all approved, past due invoices.

                                       15

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11.   PACKING AND DOCUMENTATION

11.1  Supplier shall comply with all applicable standards for packing and shall ensure that all containers and packing it uses are of sound materials free from defects and fit for the purpose for which they are intended.

11.2  Supplier shall ensure that all Materials supplied are accompanied by the proper release documentation as required by IAI, with a minimum requirement of the COC of the Shipper. Supplier guarantees that any document required to substantiate Traceability or quality can be provided to IAI within the time period set forth in Article 7.5.1.

11.3  In the event that Supplier fails to comply with the provisions of this
      Article 11, IAI reserves the right to refuse to accept delivery of the container or package concerned and such container or package shall be returned to Supplier at Supplier's expense.

12.   TERM OF AGREEMENT

12.1  The term of this Agreement shall be for a period of three (3) years beginning with the Commencement Date and ending on the third anniversary thereof (the "Term").

12.2  IAI shall have the option to extend the Term of this Agreement for four
      (4) additional one (1) year terms under the same terms and conditions set forth herein, including inter alia, the prices contained in Exhibit 1.
      Such option may be exercised by IAI in writing not later than four (4)
      months prior to the end of each period. The terms and conditions of this
      Agreement shall apply during the renewal terms.

13.   QUALITY

13.1  Supplier shall comply with all of the quality requirements set forth in the Quality Plan, which is attached hereto and incorporated herein as
      Exhibit 2. Supplier must ensure that all Materials supplied are purchased from an Approved Source and in a factory new condition. IAI may modify the list of Approved Sources, on a case-by-case basis, to enlarge or reduce the list of vendors/manufacturers/sources to be used in such circumstances. IAI's general policy is to attempt to limit the total number of such sources to the extent possible.

13.2  Supplier shall always obtain and hold all original Certificates of
      Conformity for Materials issued by the Manufacturers of such Materials at no additional charge to IAI. Supplier shall also obtain other
      Traceability/Quality Documentation for Materials according to IAI's requests and on the terms offered by Manufacturers. In addition, if
      Materials are obtained through a distributor or agent approved by IAI,
      Supplier shall obtain from the distributor/agent documentation to prove
      Traceability back to the Manufacturer.

13.3  IAI and Supplier shall each designate a quality assurance person to act as its Quality Assurance ("Q.A.") Representative. The Q.A. Representatives
      shall establish a procedure for the coordination of IAI and Supplier quality assurance efforts.

                                       16

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13.4  Supplier shall not substitute the ordered Materials with alternative
      Materials or alternative sources of supply without the express written permission of IAI.

13.5  Inspection by IAI at any time shall not relieve Supplier of responsibility or liability for Materials and shall not imply acceptance thereof.

13.6  Supplier shall not change the part number or standard of any Materials without the prior agreement and written authorization of IAI. Supplier shall promptly notify IAI in writing of any proposed or actual change to a part number or standard that it knows about. Supplier shall provide IAI with a copy of such authorization that will be forwarded by fax, prior to delivery of the Materials.

13.7  Supplier shall bear all IAI costs involved in certifying manufacturers and distributors or when upgrading(6) manufacturers to IAI's "Preferred
      Supplier" quality status, for the purposes of this Agreement, where such certification is done at the request of Supplier. In the case where the
      Parties agree that such certification will lead to a direct price benefit to IAI, then the Parties shall share the cost of such certification. If such certification involves New Materials identified by IAI, or if IAI demands a change of manufacturer or distributor, or if a manufacturer or distributor is proposed for the sole purpose of giving IAI a quality benefit, then such costs shall be borne by IAI. IAI herein provides
      Supplier with a list of all existing manufacturers and distributors that are Approved Sources, as per Exhibit 9 to this Agreement. This list shall appear on the EDI/internet system. IAI may amend or modify Exhibit 9 and such modification will be reflected on the EDI/internet system.

13.8  With regard to Materials sent to IAI for Lab Testing, Supplier also shall be responsible for supplying any and all of tests specimens required for such Lab Testing. Lab tests shall be performed at IAI Material laboratory only.

13.9  All software employed by Supplier for the management of quality-related matters (e.g., software for determining which lots of Materials are to be
      Lab-Tested), must be approved by IAI's Quality personnel prior to implementation of such software, such approval not to be unreasonably withheld.

13.10 IAI shall have the right to inspect and audit any work performed by
      Supplier and its Suppliers for the purpose of monitoring compliance with the quality assurance standards deemed applicable by IAI.

13.11 All inspections and audits by IAI's representatives shall be performed in such a manner as to not delay or hinder the Supplier; however, Supplier shall in no way be relieved of its obligations concerning the required delivery date, because of the performance of the inspections and the audits.

14.   TAXES AND EXPORT

14.1  Any and all sales and property taxes and other similar taxes on Materials and any and all other costs or liabilities associated therewith are included in the prices hereunder and shall be the sole responsibility of
      Supplier.

----------
(6)  Such as technical survey and repeated updates

                                       17

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14.2  Supplier shall be responsible for obtaining all necessary export licenses, and the payment of all export charges, required for the export of
      Materials. IAI will assist Supplier and provide all necessary data for obtaining such export licenses.

15.   WARRANTY

15.1  Supplier hereby warrants that for a period of ten (10) years ("Material
      Warranty Period"), or for the full term of the Manufacturer's warranty (to be calculated from the date of delivery to IAI or to IAI sub contractors purchasing Material for an IAI program), whichever is greater, the
      Materials provided to IAI shall comply with the requirements of the
      Quality Plan and shall be free from defect in material and workmanship, and such Material shall be delivered free and clear of any security interest or other lien or encumbrance. In the event that Materials are defective in any way, Supplier shall replace such defective Materials in accordance with the Delivery Response Time applicable to the relevant
      Materials. Supplier shall within a reasonable time, collect the defective
      Materials from the IAI Division or such other address as IAI shall notify
      Supplier, at Supplier's expense, in which event risk of loss shall pass to
      Supplier when such defective Materials leave IAI's possession. If Supplier fails to collect defective Materials within a reasonable time, IAI shall be entitled to return such Materials to Supplier and Supplier shall reimburse IAI for all costs incurred. In no event shall Supplier be liable for incidental or consequential damages.

15.2  In the event that Supplier fails to timely replace defective Materials, in addition to IAI'S right to activate the Performance Bond, IAI shall be entitled to a refund of the purchase price of the defective Materials, and shall be entitled to terminate this Agreement pursuant to Article 16.1 below.

15.3  All replacements under the Material Warranty and Service Warranty (both together the "Warranty") shall be performed by Supplier at its expense, and with reasonable care and dispatch. The freight charge for the return shipment by IAI or the subcontractor of defective material to be replaced under this Warranty, shall be at Supplier's expense.

15.4  THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR
      IMPLIED (INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF
      MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED
      WARRANTY ARISING FROM THE COURSE OF PERFORMANCE, COURSE OF DEALING. OR
      USAGE OF TRADE), OF ANY NATURE WHATSOEVER, WHETHER ARISING IN CONTRACT,
      TORT OR NEGLIGENCE OF ANY DEGREE, STRICT LIABILITY OR OTHERWISE, AND IAI
      HEREBY WAIVES ALL WARRANTIES AND ASSUMES ALL RISKS AND LIABILITIES IN
      RESPECT THEREOF, EXCEPT THAT IAI DOES NOT WAIVE, AND HEREBY RESERVES ITS
      RIGHTS WITH RESPECT TO, ANY NEGLIGENCE OR WILFULL MISCONDUCT OF SUPPIER
      EXCEPT AS PROVIDED IN PARAGRAPHS 1.1 THROUGH 1.4 ABOVE, THE EXTENT OF
      SUPPIER'S LIABILITY UNDER THIS WARRANTY SHALL NOT EXCEED THE COST OF
      REPAIRING OR REPLACING ANY DEFECTIVE MATERIAL/S OR SERVICES AS AFORESAID
      OR CORRECTING ANY DESIGN DEFECT.

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16.   TERMINATION

16.1  Either Party may terminate this Agreement if the other Party has defaulted in the performance of any of its obligations under this Agreement and such default continues uncured for a period of ninety (90) days after written notice of such default from the non-defaulting Party. It shall, inter alia, be valid grounds for termination under this Article 16.1, that: (a)
      IAI finds that prices (offered by Supplier) are consistently higher than market prices and Supplier has not reasonably negotiated new pricing with
      IAI, as per Article 9.3; (b) Supplier, on more than one occasion, declines to supply IAI with Materials, in cases where IAI finds third parties with lower prices than Supplier's prices, on terms similar to such third parties; or (c) Supplier is chronically late in supplying Materials.

16.2  (a)  IAI may terminate this Agreement if it determines that a termination is in its interest. IAI may terminate under this Article 16.2 by delivering to Supplier a written Notice of Termination specifying the extent of termination and the effective date. IAI shall give such
           Notice of Termination at least six (6) months in advance of the date of termination for interest.

      (b)  If IAI terminates the Agreement per Article 16.2(a) above, then for the first three (3) months of such notice period, the Parties shall continue to perform this Agreement in accordance with its terms.
           During the last three (3) months before the termination date,
           Supplier shall not be obligated to replenish its inventory of
           Materials in the Allocated Stock, unless IAI shall request such replenishment and commits to purchase the amount so requested, it being agreed that, during such last three (3) months, Supplier may sell to third parties any Materials in the Allocated Stock which IAI has not advised Supplier it intends to purchase.

16.3  IAI may terminate this Agreement as to specific Materials as a result of canceled requirements resulting from engineering changes or changes in demand.

16.4  IAI shall have the right to terminate this Agreement for default, if
      Supplier enters into liquidation (whether voluntary or otherwise), if any distress or execution shall be levied on its equipment (i.e. the authority so executing takes actual possession of an asset) or if a receiver, administrator, administrative receiver, custodian or manager is appointed over the whole or any part of its assets, compounds or makes any arrangement with its creditors or commits any act of bankruptcy or suffers any analogous proceedings under other law.

17.   INDEMNIFICATION

17.1  Supplier shall indemnify and hold harmless IAI and its officers, directors, agents and employees (together, in this Article 17, the
      "Indemnitees"), against all liability, obligations, claims, losses, damages, including, without limitation, expenses, reasonable attorneys'
      fees and disbursements and judgments (whether in contract, tort, negligence of any degree, strict liability or otherwise) which may be suffered by, accrued against, charged to or recoverable from the
      Indemnitees by reason of loss of, damage to, or loss of any property of the Indemnitees or any others, or any damage of any nature suffered by any third party, including, but not limited to, bodily injury and/or death:
      (A) caused or created by Supplier or its subcontractors, or the officers,

                                       19

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      directors, agents and employees of either, arising directly or indirectly out of, as a result of or in connection with Supplier's negligent performance of its obligations hereunder; or (B) arising directly or indirectly out of, as a result of or in connection with the death of, or injuries suffered or allegedly suffered by, employees of Supplier or its subcontractors (1) in the course of their employment; (2) in the performance of Supplier's obligations hereunder; or (3) at the IAI
      Divisions or upon other premises owned or controlled by IAI, whether or not caused by the negligence of IAI. Supplier shall give IAI written notice of any death or injuries suffered or allegedly suffered by employees of Supplier or its subcontractors, within thirty (30) days after any incidents. Should any such loss, injury, or death be caused solely by the gross negligence and/or willful misconduct of IAI, its employees, or its agents, the foregoing indemnification provision shall not apply thereto.

18.   INSURANCE

18.1  During the Term of this Agreement Supplier shall maintain Comprehensive
      General Liability Insurance coverage of not less than ++ and Automobile
      Public Liability and Property Damage coverage of not less than ++
      providing full coverage for any damages, injuries, losses or other harm, caused to Supplier's employees, agents or subcontractors, and their equipment and/or vehicles, or to third parties, or to IAI's employees, property, or agents, while on IAI's Facilities or other premises owned or controlled by IAI. Supplier shall also provide evidence of all requisite
      Worker's Compensation (with statutory limits) or Employer's Liability
      Insurance with a limit of not less than ++ per occurrence and in the aggregate, together with evidence reasonably satisfactory to IAI that such insurance covers Supplier's employees, agents, and representatives.
      Supplier shall also maintain during the Term of this Agreement and for a period of three (3) years thereafter, an Aviation Product Liability policy with a limit of not less than ++ per occurrence and in the aggregate.
      Supplier, shall, upon request, deposit certificates evidencing all such insurance policies with IAI and/or shall submit such policies to IAI for inspection.

18.2  Such policies shall be primary insurance, and any insurance in the hands of IAI which may cover the risks insured under Supplier's policies shall be excess insurance and not contributory. Such policies shall not be canceled or amended in any way that may adversely affect IAI's rights and interests. Any intended cancellation or change shall be subject to IAI's approval. Finally, Supplier shall submit to IAI certificates of insurance evidencing such policies at least ten (10) days before the Effective Date of this Agreement, and subsequently within ten (10) days prior to the renewal of any such policies that have expired.

18.3  Supplier shall ensure that all of its employees, servants and agents shall obey all instructions and directions issued by IAI whenever on IAI's premises and shall comply with all local regulations and security restrictions that may be in force from time to time with respect to IAI's premises.

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                       20

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18.4. In the event that IAI exercises its option to require Supplier to stock
      IAI Materials as per Attachment J Exhibit 4, Supplier shall obtain the following additional insurance containing the same terms as described in
      18.2 above.

      18.4.1. All-risk property including earthquake insurance and in-transit coverage in an amount equal to the greater of ++ or the value of the IPM Materials in the FSL. IAI shall be named as Additional
              Insured, and IAI shall be named as Loss Payees under the policy, and the insurer shall waive any and all rights of subrogation with regard to this Agreement.

18.5  Supplier shall provide IAI certificates of insurance evidencing Supplier's possession of effective policies as described above. And will provide such upon each renewal thereof.

19.   AUDIT

19.1  During the Term, Supplier shall make available to IAI or its authorized representative its audited financial statements on an ongoing, regular basis. Supplier also shall provide IAI with immediate written notification of any significant change in Supplier's financial condition. In addition,
      IAI shall have the right to perform quality audits of Supplier's facilities, from time to time, as deemed necessary by IAI.

19.2  To the extent required by IAI's customers or government regulations,
      Supplier shall maintain all quotes from Manufacturers of Materials delivered to IAI for a period of four (4) years. Supplier shall cooperate with IAI, to the extent applicable, in providing financial information/records required by IAI's customers.

20.   CONFIDENTIAL AND PROPRIETARY INFORMATION; PUBLICITY

20.1  All the Disclosures provided by either Party to the other in connection with this Agreement (the Party providing any such Disclosure shall be herein referred to as the "Disclosing Party" and the Party receiving any such Disclosure shall be herein referred to as the "Receiving Party"), as well as all Proprietary Information obtained in any way, shall be treated by Receiving Party as confidential and shall not be disclosed by the
      Receiving Party to any third party without the Disclosing Party's written consent unless and until (i) the Disclosure or the relevant Material thereof is or enters into the public domain otherwise than through the default of the Receiving Party, (ii) the Disclosure was properly known to the Receiving Party before receipt from the Disclosing Party, or (iii) the
      Receiving Party is required to disclose the Disclosure pursuant to governmental or judicial action.

      Notwithstanding the foregoing, any Proprietary Information disclosed pursuant to governmental or judicial action, shall otherwise continue to remain Proprietary Information, subject to the restrictions of this
      Agreement.

      In addition, the (a) burden of proof shall lie with the Receiving Party to demonstrate that one of the above-listed exceptions applies and (b) the
      Receiving Party shall notify the Disclosing Party in writing of the
      Receiving Party's intent to make the Disclosure based on one of the above-listed exceptions at least 30 days in advance (including a

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                       21

CONFIDENTIAL

      description of the information to be disclosed and the basis for the claim of exception).

20.2  The Receiving Party shall not use the Disclosure referred to in this
      Article 20.1 or allow it to be used for any purpose other than for the performance of this Agreement and the Receiving Party shall ensure that all persons to whom the Disclosure is disclosed shall enter into an undertaking on similar terms to the provisions of this Article 20. Insofar as a Disclosure is no longer necessary in order to carry out any obligation under this Agreement it shall be returned to the Disclosing
      Party and in any event shall be returned to the Disclosing Party upon termination of this Agreement.

20.3  The Receiving Party warrants that: (i) it will hold in the strictest confidence all data received from manufacturers and other third parties that pertain to this Agreement and (ii) it will not use such information in any way other than for the strict and limited use of performing under this Agreement.

20.4  Supplier warrants that the supply of the Material and its use will not infringe any rights in intellectual property (including, without limitation, copyright and patent) belonging to third parties.

20.5  Neither Supplier nor any of its employees, agents or subsidiaries shall, without the prior written consent of IAI, which may be withheld by IAI in its absolute discretion, permit or authorize the making of any reference to this Agreement or to IAI and its business in any medium, including, without limitation, any publication, journal or newspaper or in any radio or television broadcast.

20.6  Any request by Supplier to make any such reference shall be made in writing to IAI and shall be accompanied by a copy of all announcements, photographs and other documentation whatsoever and details of the medium for advertisement or announcement together with such other information or documentation as IAI may request.

21.   MISCELLANEOUS SUPPLIER PERFORMANCE

21.1. After the first six (6) months of the Term, Supplier's on time deliveries to the Due Date as determined monthly by a Status Report must meet or exceed ninety-eight percent (98%). Supplier shall maintain ninety-nine percent (99%) first time quality rating according to IAI's Supplier rating system.

21.2. Supplier shall provide the following two reports to IAI on a monthly basis: (i) an Inventory Report, and (ii) a Sales Report with sales broken down by IAI Division.

21.3. Neither Party shall assign, subcontract or otherwise dispose of any rights or obligations under this Agreement without the other Party's prior written consent. Any attempted assignment, subcontract or other disposition without such prior written consent shall be null and void.

21.4. Supplier acknowledges that IAI is bound by preexisting contracts with certain Suppliers and/or Manufacturers for certain materials, other than those included in Exhibit 1. Supplier acknowledges that this Agreement covers only those Materials listed on Exhibit 1 (as such exhibit may be amended by the Parties), and IAI may purchase so-called "New Materials"
      from whomever it desires.

                                       22

CONFIDENTIAL

21.5. Supplier agrees that where IAI's customers or government regulations do not allow IAI to purchase Materials through the Supplier, IAI may purchase
      Materials from other sources.

21.6. Both parties acknowledge the economic interdependence of their respective businesses. As a result of this dependency, there is a mutual need to continuously strive to lower overall operating costs without reducing the quality of end products or services. IAI will strive to operate more efficiently and cost effectively by consolidating its acquisition of
      Materials through this Agreement. Supplier, when practical, will introduce
      IAI to new Suppliers and/or Manufacturers of Materials in an effort to lower costs.

21.7. Supplier and IAI are contractors independent of one another, and neither shall have the right to bind the other to any third person or otherwise unless expressly agreed to in writing and signed by both Parties hereto.

21.8. Performance Bond. As a guarantee of Supplier's performance of its obligations under this Agreement, Supplier shall deliver to IAI an unconditional bank guarantee substantially in the form of Exhibit 8, issued by a first class Israeli, European or U.S. bank approved by IAI in advance, in the total aggregate amount of US $300,000 (the "Performance
      Bond") The Performance Bond shall be valid from the Effective Date and remain valid through the term of the Agreement, extensions, if any, through the end of the last Warranty period under this Agreement. If
      Supplier breaches any of its obligations under this Agreement, IAI may, in addition to any other remedy it has under this Agreement and at law, draw on such Performance Bond as fixed agreed liquidated damages and not as a penalty

22.   OFFSET

      Supplier undertakes and commits to enter into commercial transactions with
      (i) Israeli entities, including, without limitation, IAI, and (ii)
      entities which are identified by IAI in the following countries other than
      Israel (which list of countries may be amended from time to time):
      Switzerland, England, Finland, Belgium, Spain, Turkey, and Romania, all in
      accordance with the Umbrella Industrial Cooperation Agreement of the State
      of Israel, annexed hereto as Exhibit 7. Offset credits generated by
      Supplier in the countries identified above, shall be for the exclusive use of IAI to fulfill its past, present and future (i.e., arising after the date of this Agreement) offset obligations generally. IAI has, and shall retain, the right to assign all such offset credits to third parties.
      Supplier shall assist and support IAI in obtaining offset credits in the amount required by this Agreement.

23.   DISPUTE RESOLUTION AND LAW

23.1  The Parties agree to use their best efforts to settle amicably all disputes arising out of or relating to this Agreement. Such settlement efforts shall be (i) carried out for one (1) week by IAI's Contract
      Manager and Supplier's Contract Manager; (ii) if not so resolved, then, for an additional one (1) week period, by IAI's General Manager of
      Corporate Procurement and Logistics and two (2) directors of Supplier.
      Should the Parties be unable to resolve any dispute, the matter shall be referred to final and

                                       23

CONFIDENTIAL

      binding arbitration. The arbitration shall be held in Israel/New York,
      NY(7), in the English language, according to the laws and regulations of
      Israel/New York, NY(10), before a panel of three (3) arbitrators. Each
      Party shall appoint one (1) of the arbitrators with the third arbitrator being appointed by mutual agreement of the other two (2) arbitrators. In the event of the failure of one of the Parties to appoint an arbitrator within thirty (30) days of the other Party's written request for arbitration, or in the event of the two (2) appointed arbitrators failing to agree upon the third arbitrator within thirty (30) days of their appointment, the remaining unappointed arbitrator/s shall be appointed by an officer of the American Arbitration Association. The applicable substantive, evidentiarry and procedural law for such arbitration shall be the laws of Israel/New York, NY(10). The arbitrators shall render their final decision in writing giving a full explanation for the basis of their decision. The decision of the arbitrators shall be enforceable, inter alia, in the courts of Israel, Europe or the United States. Unless the arbitrators determine otherwise, each Party shall bear its own costs and expenses in connection with the arbitration.

23.2. The Parties shall comply with all applicable laws of the State of Israel, including, but not limited to, those relating to security, health, safety, environment, labeling, and transportation.

23.3. Supplier shall comply with IAI'S security rules and regulations and IAI's safety rules.

24.   IAI STOCK

24.1. See Exhibit 4 Storage of IAI stock at the FSL.

24.2. Supplier hereby commits to store IAI stock at the FSL in accordance with the terms and conditions contained in Exhibit 4.

25.   MISCELLANEOUS

25.1. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when received, if delivered in person, or six (6)
      business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, or five (5)
      business days following the delivery thereof to an acknowledged international courier service, if sent by courier, as follows:

      If to Supplier, to:

      SCOPE - METAL TRADING & TECHNICAL SERVICES LTD.
      Park - Reem (Mivza), P.O. Box 3, Bne Ayish, 79845
      Israel
      Attention: Ofer Ressler
                 Project manager

----------
(7)  The final location shall be decided as follows: If Israeli Bidder is awarded the agreement, the location shall be in Israel. Otherwise, the location shall be New York, NY.

                                       24

CONFIDENTIAL

      If to IAI, to:

      ISRAEL AIRCRAFT INDUSTRIES LTD.
      BEN GURION INTERNATIONAL AIRPORT 70100
      ISRAEL
      Attention: Shmuel Friedlich
                 Head of Mechanical Procurement
                 Dept. 9600

      or at such other address or addresses as either Party may have advised in the manner provided in this Article 25.1.

25.2. Complete Agreement. This Agreement, together with its exhibits, sets forth the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements, contracts, promises, representations, warranties, statements, arrangements and understandings, if any, among the Parties hereto or their representatives. No waiver, modification or amendment of any provision, term or condition hereof shall be valid unless in writing and signed by the Party to be charged therewith and any such waiver, modification or amendment shall be valid only to the extent therein set forth.

25.3. Further Assurances. Each of the Parties hereto shall, from time to time after the signing of this Agreement, upon the request of the other Party hereto and at the expense of such requesting Party, duly execute, acknowledge and deliver or cause to be duly executed, acknowledged and delivered, all such further instruments and documents reasonably required to further effectuate the intents and purposes of this Agreement.

25.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

25.5. Separability. Any provisions of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

25.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

25.7. Captions. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

25.8. Supplier shall assist IAI when IAI requests information (e.g., address changes, quality system certifications) from Supplier regarding Supplier's manufacturing sources.

25.9. Survivability. The following terms of this Agreement shall survive its expiration: Supplier's responsibility to maintain Traceability/Quality documentation (Article 7.5.1), and the terms contained in Articles 13, 15,
      17, 20 and 22.

                                       25

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the 7 day of July 2004.

ISRAEL AIRCRAFT INDUSTRIES LTD.         (SCOPE - METAL TRADING &
                                        TECHNICAL SERVICES LTD.)

By /s/ ++                               By /s/ Shmuel Shiloh
   ----------------------------------      -------------------------------------
Name: ++                                Name: Shmuel Shiloh
Title: ++                               Title: General Manager
Date: 7.7.04                            Date: 7/7/04

By /s/ ++                               By /s/ Gil Haver
   ----------------------------------      -------------------------------------
Name: ++                                Name: Gil Haver
Title: ++                               Title: CFO
Date: 7/7/04                            Date: 7/7/04

LIST OF EXHIBITS

Exhibit 1 - List of Materials and Prices
Exhibit 2 - Quality Plan
Exhibit 3 - Supplier Service Fees
Exhibit 4 - Storage of IAI Stock at the FSL
Exhibit 5 - IAI standard terms and conditions
Exhibit 6 - EDI system requirements
Exhibit 7 - Umbrella Industrial Cooperation Agreement
            (Non Applicable to Israeli Company)
Exhibit 8 - Format of the Bank Guarantee (Deleted)
            (Deleted by Amendment # 2 to the RFP dated march, 18th, 2004.
Exhibit 9 - List of IAI Approved Suppliers / Manufacturers (ASL)

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                       26

CONFIDENTIAL

                                SUPPLY AGREEMENT

                                  FOR MATERIAL

                                    EXHIBIT 1

                          LIST OF MATERIALS AND PRICES

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.         EXHIBIT 1 - LIST OF MATERIALS AND PRICES SCOPE - METAL TRADING TECHNICAL SERVICES LTD.
                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      No.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

  2     ++      P 2024 T351 1IN              PLATE, ALUMINIUM ALLOY, 2024, T351, 1 X 48 X 144IN, AMS-QQ-A-250/4A          LB     ++
  3     ++      P 2024 T351 1IN USQ          PLATE, ALUMINIUM ALLOY, 2024, T351, 1 X 48 X 144IN, AMS-QQ-A-250/4A +
                                             ULTRASON                                                                     LB     ++
  4     ++      P 2024 T351 1.1/2IN          PLATE, ALUMINIUM ALLOY, 2024, T351, 1.1/2 X 48 X 144IN, AMS-QQ-A-250/4A      LB     ++
  5     ++      P 2024 T351 1.1/2IN USQ      PLATE, ALUMINIUM ALLOY, 2024, T351, 1.1/2 X 48 X 144IN, AMS-QQ-A-250/4A +
                                             ULTRASON                                                                     LB     ++
  6     ++      P 2024 T351 1.1/4IN          PLATE, ALUMINIUM ALLOY, 2024, T351, 1.1/4 X 48 X 144IN, AMS-QQ-A-250/4A      LB     ++
  7     ++      P 2024 T351 1.3/4IN USQ      PLATE, ALUMINIUM ALLOY, 2024, T351, 1.3/4 X 48 X 144IN, AMS-QQ-A-250/4A +
                                             ULTRASON                                                                     LB     ++
  8     ++      P 2024 T351 1/2IN            PLATE, ALUMINIUM ALLOY, 2024, T351, 1/2 X 48 X 144IN, AMS-QQ-A-250/4A        LB     ++
  9     ++      P 2024 T351 1/4IN            PLATE, ALUMINIUM ALLOY, 2024, T351, 1/4 X 48 X 144IN, AMS-QQ-A-250/4A        LB     ++
 10     ++      P 2024 T351 2IN              PLATE, ALUMINIUM ALLOY, 2024, T351, 2 X 48 X 144IN, AMS-QQ-A-250/4A          LB     ++
 11     ++      P 2024 T351 2.1/2IN          PLATE, ALUMINIUM ALLOY, 2024, T351, 2.1/2 X 48 X 144IN, AMS-QQ-A-250/4A +
                                             ULTRASON                                                                     LB     ++
 12     ++      P 2024 T351 2.3/4IN USQ      PLATE, ALUMINIUM ALLOY, 2024, T351, 2.3/4 X 48 X 144IN, AMS-QQ-A-250/4A +
                                             ULTRASON                                                                     LB     ++
 13     ++      P 2024 T351 3IN              PLATE, ALUMINIUM ALLOY, 2024, T351, 3 X 48 X 144IN, AMS-QQ-A-250/4A          LB     ++
 14     ++      P 2024 T351 3IN USQ          PLATE, ALUMINIUM ALLOY, 2024, T351, 3 X 48 X 144IN, AMS-QQ-A-250/4A +
                                             ULTRASON                                                                     LB     ++
 15     ++      P 2024 T351 3.1/2IN          PLATE, ALUMINIUM ALLOY, 2024, T351, 3.1/2 X 48 X 144IN, AMS-QQ-A-250/4A      LB     ++
 16     ++      P 2024 T351 3/4IN USQ        PLATE, ALUMINIUM ALLOY, 2024, T351, 3/4 X 48 X 144IN, AMS-QQ-A-250/4A +
                                             ULTRASON                                                                     LB     ++
 17     ++      P 2024 T351 3/8IN            PLATE, ALUMINIUM ALLOY, 2024, T351, 3/8 X 48 X 144IN, AMS-QQ-A-250/4A        LB     ++
 18     ++      P 2024 T351 3/8IN Z1         PLATE, ALUMINIUM ALLOY, 2024, T351, 3/8 X 96.5 X 100IN, AMS-QQ-A-250/4A      LB     ++
 19     ++      P 2024 T351 4IN              PLATE, ALUMINIUM ALLOY, 2024, T351, 4 X 48 X 144IN, AMS-QQ-A-250/4A          LB     ++
 20     ++      P 2024 T351 4IN USQ          PLATE, ALUMINIUM ALLOY, 2024, T351, 4 X 48 X 144IN, AMS-QQ-A-250/4A +
                                             ULTRASON                                                                     LB     ++
 21     ++      P 2024 T351 4-1/2IN          PLATE, ALUMINIUM ALLOY, 2024, T351, 4.1/2 X 48 X 144IN, AMS-QQ-A-250/4A      LB     ++
 22     ++      P 2024 T351 5/16IN           PLATE, ALUMINIUM ALLOY, 2024, T351, 5/16 X 48 X 144IN, AMS-QQ-A-250/4A       LB     ++
 23     ++      P 2024 T351 5/8IN            PLATE, ALUMINIUM ALLOY, 2024, T351, 5/8 X 48X 144IN, AMS-QQ-A-250/4A         LB     ++
 24     ++      P 2024 T351 7/8IN            PLATE, ALUMINIUM ALLOY, 2024, T351, 7/8 X 48 X 144IN, AMS-QQ-A-250/4A        LB     ++
 29     ++      P 2124 T851 1.1/2USQ M       PLATE, ALUMINIUM ALLOY, 2124, T851, 1.1/2 X 48 X 144IN, FMS 3002+ULTRASON    LB     ++
 30     ++      P 2124 T851 1.3/4 USQ M      PLATE, ALUMINIUM ALLOY, 2124, T851, 1.3/4 X 48 X 144IN, FMS 3002+ULTRASON    LB     ++
 31     ++      P 2124 T851 2.1/2 USQ M      PLATE, ALUMINIUM ALLOY, 2124, T851, 2.1/2 X 48 X 144IN, FMS 3002+ULTRASON    LB     ++
 32     ++      P 2124 T851 2.1/2IN MUSQ     PLATE, ALUMINIUM ALLOY, 2124, T851, 2.1/2 X 48 X 144IN, MMS 149,             LB     ++
 33     ++      P 2124 T851 2.1/4IN USQ      PLATE, ALUMINIUM ALLOY, 2124, T851, 2.1/4 X 48 X 144IN, AMS-QQ-A-250/29
                                             ULTRASON                                                                     LB     ++
 34     ++      P 2124 T851 2.3/4 USQ M      PLATE, ALUMINIUM ALLOY, 2124, T851, 2.3/4 X 48 X 144IN, FMS 3002+ULTRASON    LB     ++
 35     ++      P 2124 T851 3IN USQ Z4       PLATE, ALUMINIUM ALLOY, 2124, T851, 3 X 36 X 120IN, FMS 3002+ULTRASON        LB     ++
 36     ++      P 2124 T851 3IN USQ Z6       PLATE, ALUMINIUM ALLOY, 2124, T851, 3 X 44 X 96IN, FMS 3002+ULTRASON         LB     ++
 37     ++      P 2124 T851 4IN USQ M        PLATE, ALUMINIUM ALLOY, 2124, T851, 4 X 48 X 144IN, FMS 3002+ULTRASON        LB     ++
 38     ++      P 2124 T851 5.1/2IN M1       PLATE, ALUMINIUM ALLOY, 2124, T851, 5.1/2 X 48 X 144IN, FMS 3002+USQ         LB     ++
 39     ++      P 2219 T351 0.375IN          PLATE, ALUMINIUM ALLOY, 2219, T351, .375 X 48 X 144IN, AMS-QQ-A-250/30       LB     ++
 40     ++      P 2219 T351 1IN              PLATE, ALUMINIUM ALLOY, 2219, T351, 1 X 48 X 144IN, AMS-QQ-A-250/30          LB     ++
 41     ++      P 2219 T351 1/2IN            PLATE, ALUMINIUM ALLOY, 2219, T351, 1/2 X 48 X 144IN, AMS-QQ-A-250/30        LB     ++
 42     ++      P 2219 T351 5/8IN Z          PLATE, ALUMINIUM ALLOY, 2219, T351, 5/8 X 59 X 79IN, AMS-QQ-A-250/30         LB     ++
 44     ++      P 5083 H321 1/4IN            PLATE, ALUMINIUM ALLOY, 5083, H321, 1/4 X 48 X 144IN, AMS-QQ-A-250/6         LB     ++
 47     ++      P 5083 H321 16MM M           PLATE, ALUMINIUM ALLOY, 5083, H321, 16MM X 48IN X 144IN, AMS-QQ-A-250/6      LB     ++
 48     ++      P 5083 H321 2IN              PLATE, ALUMINIUM ALLOY, 5083, H321, 2 X 48 X 144IN, AMS-QQ-A-250/6           LB     ++
 50     ++      P 5083 H321 22MM             PLATE, ALUMINIUM ALLOY, 5083, H321, 22MM X 48IN X 144IN, AMS-QQ-A-250/6      LB     ++
 51     ++      P 5083 H321 25MM M           PLATE, ALUMINIUM ALLOY, 5083, H321, 25MM X 48IN X 144IN, AMS-QQ-A-250/6      LB     ++
 52     ++      P 5083 H321 40MM             PLATE, ALUMINIUM ALLOY, 5083, H321, 40MM X 48IN X 144IN, AMS-QQ-A-250/6      LB     ++
 53     ++      P 5083 H321 5/8IN            PLATE, ALUMINIUM ALLOY, 5083, H321, 5/8 X 48 X 144IN, AMS-QQ-A-250/6         LB     ++
 59     ++      P 5086 H116 1/4IN            PLATE, ALUMINIUM ALLOY, 5086, H116, 1/4 X 48 X 144IN, ASTM B-209             LB     ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                  Page 1 of 6

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.         EXHIBIT 1 - LIST OF MATERIALS AND PRICES SCOPE - METAL TRADING TECHNICAL SERVICES LTD.
                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      No.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

 60     ++      P 5086 H116 3/8IN            PLATE, ALUMINIUM ALLOY, 5086, H116, 3/8 X 48 X 144IN, ASTM B-209            LB     ++
 62     ++      P 6061 T61IN                 PLATE, ALUMINIUM ALLOY, 6061, T6, 1 X 48 X 144IN, AMS-QQ-A-250/11           LB     ++
 63     ++      P 6061 T61.1/2IN             PLATE, ALUMINIUM ALLOY, 6061, T6, 1.1/2 X 48 X 144IN, AMS-QQ-A-250/11       LB     ++
 64     ++      P 6061 T61/2IN               PLATE, ALUMINIUM ALLOY, 6061, T6, 1/2X 48 X 144IN, AMS-QQ-A-250/11          LB     ++
 65     ++      P 6061 T6 10MM               PLATE, ALUMINIUM ALLOY, 6061, T6, 10 X 1000 X 2000 MM, AMS-QQ-A-250/11      LB     ++
 66     ++      P 6061 T6 10IN M             PLATE, ALUMINIUM ALLOY, 6061, T6, 10 X 48 X 144IN, COMMERCIAL               LB     ++
 67     ++      P 6061 T6 2.1/2IN            PLATE, ALUMINIUM ALLOY, 6061, T6, 2.1/2 X 48 X 144IN, AMS-QQ-A-250/11       LB     ++
 68     ++      P 6061 T6 3/8IN              PLATE, ALUMINIUM ALLOY, 6061, T6, 3/8 X 48 X 144IN, AMS-QQ-A-250/11         LB     ++
 69     ++      P 6061 T6 7/8IN              PLATE, ALUMINIUM ALLOY, 6061, T6, 7/8 X 48 X 144IN, AMS-QQ-A-250/11         LB     ++
 73     ++      P 6061 T651 1IN              PLATE, ALUMINIUM ALLOY, 6061, T651, 1 X 48 X 144IN, AMS-QQ-A-250/11         LB     ++
 74     ++      P 6061 T651 1.1/2IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 1.1/2 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 75     ++      P 6061 T651 1.1/4IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 1.1/4 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 76     ++      P 6061 T651 1.1/8IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 1.1/8 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 77     ++      P 6061 T651 1.3/4IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 1.3/4 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 78     ++      P 6061 T651 1.3/8IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 1.3/8 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 79     ++      P 6061 T651 1-5/8IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 1.5/8 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 80     ++      P 6061 T651 1/2IN            PLATE, ALUMINIUM ALLOY, 6061, T651, 1/2 X 48 X 144IN,AMS-QQ-A-250/11        LB     ++
 81     ++      P 6061 T651 1/4IN            PLATE, ALUMINIUM ALLOY, 6061, T651, 1/4 X 48 X 144IN, AMS-QQ-A-250/11       LB     ++
 82     ++      P 6061 T651 10MMZ1           PLATE, ALUMINIUM ALLOY, 6061, T651, 10 X 1250 X 2500MM AMS-QQ-A-250/11      LB     ++
 83     ++      P 6061 T651 10MMZ            PLATE, ALUMINIUM ALLOY, 6061, T651, 10 X 1500 X 3000MM, AMS-QQ-A-250/11     LB     ++
 84     ++      P 6061 T651 12MM             PLATE, ALUMINIUM ALLOY, 6061, T651, 12 X 1200 X 3650MM, AMS-QQ-A-250/11     LB     ++
 85     ++      P 6061 T651 15MMZ            PLATE, ALUMINIUM ALLOY, 6061, T651, 15 X 1220 X 3660MM, AMS-QQ-A-250/11     LB     ++
 86     ++      P 6061 T651 2IN              PLATE, ALUMINIUM ALLOY, 6061, T651, 2 X 48 X 144IN, AMS-QQ-A-250/11         LB     ++
 87     ++      P 6061 T651 2.1/2IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 2.1/2 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 88     ++      P 6061 T651 2.1/4IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 2.1/4 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 89     ++      P 6061 T651 2-3/4IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 2.3/4 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 90     ++      P 6061 T651 20MM             PLATE, ALUMINIUM ALLOY, 6061, T651, 20 X 1000 X 2000MM, AMS-QQ-A-250/11     LB     ++
 91     ++      P 6061 T651 2IN Z            PLATE, ALUMINIUM ALLOY, 6061, T651, 2IN X 1000MM X 1500MM, AMS-QQ-A-250/11  LB     ++
 92     ++      P 6061 T651 3IN              PLATE, ALUMINIUM ALLOY, 6061, T651, 3.000 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 93     ++      P 6061 T651 3.1/2IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 3.1/2 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 94     ++      P 6061 T651 3.1/4IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 3.1/4 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
 95     ++      P 6061 T651 3.3/4IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 3.3/4 X 48 X144IN, AMS-QQ-A-250/11      LB     ++
 96     ++      P 6061 T651 3/16IN           PLATE, ALUMINIUM ALLOY, 6061, T651, 3/16 X 48 X 144IN, AMS-QQ-A-250/11      LB     ++
 97     ++      P 6061 T651 3/4IN            PLATE, ALUMINIUM ALLOY, 6061, T651, 3/4 X 48 X 144IN, AMS-QQ-A-250/11       LB     ++
 98     ++      P 6061 T651 3/8IN            PLATE, ALUMINIUM ALLOY, 6061, T651, 3/8 X 48 X 144IN, AMS-QQ-A-250/11       LB     ++
 99     ++      P 6061 T651 3IN Z            PLATE, ALUMINIUM ALLOY, 6061, T651, 3IN X 2000MM X 1200MM, AMS-QQ-A-250/11  LB     ++
100     ++      P 6061 T651 4IN              PLATE, ALUMINIUM ALLOY, 6061, T651, 4.000 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
101     ++      P 6061 T651 4.1/2IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 4.1/2X 48 X 144IN, AMS-QQ-A-250/11      LB     ++
102     ++      P 6061 T651 5IN              PLATE, ALUMINIUM ALLOY, 6061, T651, 5.000 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
103     ++      P 6061 T651 5/161N           PLATE, ALUMINIUM ALLOY, 6061, T651, 5/16 X 48 X 144IN, AMS-QQ-A-250/11      LB     ++
104     ++      P 6061 T651 5/8IN            PLATE, ALUMINIUM ALLOY, 6061, T651, 5/8 X 48 X 144IN, AMS-QQ-A-250/11       LB     ++
105     ++      P 6061 T651 6IN              PLATE, ALUMINIUM ALLOY, 6061, T651, 6.000 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
106     ++      P 6061 T651 7IN              PLATE, ALUMINIUM ALLOY, 6061, T651, 7 X 48 X 144IN, QQ-A-250/11F FOR COMP.
                                             ONLY                                                                        LB     ++
107     ++      P 6061 T651 7.3/4IN          PLATE, ALUMINIUM ALLOY, 6061, T651, 7.3/4 X 48 X 144IN, AMS-QQ-A-250/11     LB     ++
108     ++      P 6061 T651 7/8IN            PLATE, ALUMINIUM ALLOY, 6061, T651, 7/8 X 48 X 144IN, AMS-QQ-A-250/11       LB     ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                  Page 2 of 6

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      No.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

109     ++      P 6061 T651 8MM              PLATE, ALUMINIUM ALLOY, 6061, T651, 8X1000X2000MM, AMS-QQ-A-250/11          LB     ++
110     ++      P 7050 T7451 1IN USQ         PLATE, ALUMINIUM ALLOY, 7050, T7451, 1 X 48 X 144IN, AMS 4050G + ULTRASON   LB     ++
111     ++      P 7050 T7451 1.1/2IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 1.1/2 X 48 X 144IN, AMS 4050G +
                                             ULTRASON                                                                    LB     ++
112     ++      P 7050 T7451 1.1/2IN M       PLATE, ALUMINIUM ALLOY, 7050, T7451, 1.1/2 X 48 X 144IN, MMS 1420           LB     ++
113     ++      P 7050 T7451 1.1/4IN M       PLATE, ALUMINIUM ALLOY, 7050, T7451, 1.1/4 X 36 X 96IN, MMS 1420            LB     ++
114     ++      P 7050 T7451 1.1/4IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 1.1/4 X 48 X 144IN, AMS 4050G+
                                             ULTRASON                                                                    LB     ++
115     ++      P 7050 T7451 1.3/4IN         PLATE, ALUMINIUM ALLOY, 7050, T7451, 1.3/4 X 48 X 1441N, AMS 4O5OF          LB     ++
116     ++      P 7050 T7451 1.3/4IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 1.3/4 X 48 X 144IN, AMS 4050G+
                                             ULTRASON                                                                    LB     ++
117     ++      P 7050 T7451 1.5/8 USQ       PLATE, ALUMINIUM ALLOY, 7050, T7451, 1.5/8 X 48 X 144IN, AMS 4050G+
                                             ULTRASON                                                                    LB     ++
118     ++      P 7050 T7451 1/2IN USQ       PLATE, ALUMINIUM ALLOY, 7050, T7451, 1/2 X 48 X 144IN, AMS 4050G+
                                             ULTRASON                                                                    LB     ++
119     ++      P 7050 T7451 1/4IN           PLATE, ALUMINIUM ALLOY, 7050, T7451, 1/4 X 48 X 144IN, AMS 4050G+
                                             ULTRASON                                                                    LB     ++
120     ++      P 7050 T7451 100MM           PLATE, ALUMINIUM ALLOY, 7050, T7451, 100 X 1000 X 2000MM, AMS 4050F         LB     ++
121     ++      P 7050 T7451 2IN USQ         PLATE, ALUMINIUM ALLOY, 7050, T7451, 2 X 48 X 144IN, AMS 4050G + ULTRASON   LB     ++
122     ++      P 7050 T7451 2IN M           PLATE, ALUMINIUM ALLOY, 7050, T7451, 2 X 48 X 144IN, MMS 1420               LB     ++
123     ++      P 7050 T7451 2.1/2IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 2.1/2 X 48 X 144IN, AMS 4050G +
                                             ULTRASON                                                                    LB     ++
124     ++      P 7050 T7451 2.1/2IN M       PLATE, ALUMINIUM ALLOY, 7050, T7451, 2.1/2 X 48 X 144IN, MMS 1420           LB     ++
125     ++      P 7050 T7451 2.1/2IN USZ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 2.1/2 X 48 X 215IN, AMS 4050G +
                                             ULTRASON, CLASS A                                                           LB     ++
126     ++      P 7050 T7451 2.1/4IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 2.1/4 X 48 X 144IN, AMS 4050G +
                                             ULTRASON                                                                    LB     ++
127     ++      P 7050 T7451 2.1/4IN M       PLATE, ALUMINIUM ALLOY, 7050, T7451, 2.1/4 X 48 X 144IN, MMS 1420           LB     ++
128     ++      P 7050 T7451 2.3/4IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 2.3/4 X 48 X 144IN, AMS 4050G +
                                             ULTRASON                                                                    LB     ++
129     ++      P 7050 T7451 2.3/4IN M       PLATE, ALUMINIUM ALLOY, 7050, T7451, 2.3/4 X 48 X144IN, MMS 1420            LB     ++
130     ++      P 7050 T7451 3IN USQ         PLATE, ALUMINIUM ALLOY, 7050, T7451, 3 X 48 X 144IN, AMS 4050G + ULTRASON   LB     ++
131     ++      P 7050 T7451 3IN M           PLATE, ALUMINIUM ALLOY, 7050, T7451, 3 X 48 X 144IN, MMS 1420               LB     ++
132     ++      P 7050 T7451 3.1/2IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 3.1/2 X 48 X 144IN, AMS 4050G +
                                             ULTRASON                                                                    LB     ++
133     ++      P 7050 T7451 3.1/2IN M       PLATE, ALUMINIUM ALLOY, 7050, T7451, 3.1/2 X 48 X 144IN, MMS 1420           LB     ++
134     ++      P 7050 T7451 3.1/2IN MZ      PLATE, ALUMINIUM ALLOY, 7050, T7451, 3.1/2 X 48 X 68IN, MMS 1420            LB     ++
135     ++      P 7050 T7451 3.1/4IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 3.1/4 X 48 X 144IN, AMS 4050G +
                                             ULTRASON                                                                    LB     ++
136     ++      P 7050 T7451 3.3/4IN USQ Z1  PLATE, ALUMINIUM ALLOY, 7050, T7451, 3.75 X 48 X 144IN, AMS 4050G +
                                             ULTRASON                                                                    LB     ++
137     ++      P 7050 T7451 3.3/4IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 3.75 X 67.75 X 154.25IN, AMS 4050G +
                                             ULTRASON                                                                    LB     ++
138     ++      P 7050 T7451 4IN USQ         PLATE, ALUMINIUM ALLOY, 7050, T7451, 4 X 48 X 144IN, AMS 4050G + ULTRASON   LB     ++
139     ++      P 7050 T7451 4IN M           PLATE, ALUMINIUM ALLOY, 7050, T7451, 4 X 48 X 144IN, MMS 1420               LB     ++
140     ++      P 7050 T7451 4.1/2IN USS     PLATE, ALUMINIUM ALLOY, 7050, T7451, 4.1/2 X 36 X 96IN, MMS 1420 + USQ A1
                                             PER PS.21211                                                                LB     ++
141     ++      P 7050 T7451 4.1/2IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 4.1/2 X 48 X 144IN, AMS
                                             4050G + ULTRASON                                                            LB     ++
142     ++      P 7050 T7451 4.1/41N USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 4.1/4 X 48 X 144IN, AMS
                                             4050G + ULTRASON                                                            LB     ++
143     ++      P 7050 T7451 4.3/4 USQ       PLATE, ALUMINIUM ALLOY, 7050, T7451, 4.3/4 X 48 X 144IN, AMS
                                             4050G + ULTRASON                                                            LB     ++
144     ++      P 7050 T7451 4.3/4 USQ Z1    PLATE, ALUMINIUM ALLOY, 7050, T7451, 4.3/4 X 62 X 125IN, AMS
                                             4050G + ULTRASON                                                            LB     ++
145     ++      P 7050 T7451 4.3/4 USQ Z2    PLATE, ALUMINIUM ALLOY, 7050, T7451, 4.3/4 X 62 X 265IN, AMS
                                             4050G + ULTRASON                                                            LB     ++
146     ++      P 7050 T7451 5IN USQ         PLATE, ALUMINIUM ALLOY, 7050, T7451, 5 X 48 X 144IN, AMS
                                             4050G + ULTRASON                                                            LB     ++
147     ++      P 7050 T7451 5.1/2IN USQ     PLATE, ALUMINIUM ALLOY, 7050, T7451, 5.1/2 X 48 X 144IN, AMS
                                             4050G + ULTRASON                                                            LB     ++
148     ++      P 7050 T7451 5.1/4IN US      PLATE, ALUMINIUM ALLOY, 7050, T7451, 5.1/4 X 48 X 144IN, AMS
                                             4050G + ULTRASON                                                            LB     ++
149     ++      P 7050 T7451 5.1/4IN USS     PLATE, ALUMINIUM ALLOY, 7050, T7451, 5.1/4IN, MMS 1420 + USQ A1 PER
                                             PS.21211                                                                    LB     ++
150     ++      P 7050 T7451 5IN USS         PLATE, ALUMINIUM ALLOY, 7050, T7451, 5IN, MMS 1420 + USQ A1 PER PS.21211    LB     ++
151     ++      P 7050 T7451 6IN USQ         PLATE, ALUMINIUM ALLOY, 7050, T7451, 6 X 48 X 144IN, AMS 4050G + ULTRASON   LB     ++
152     ++      P 7050 T7451 6IN USS         PLATE, ALUMINIUM ALLOY, 7050, T7451, 6 X 48 X 144IN, MMS 1420+USQ A1
                                             PER PS.21211                                                                LB     ++
157     ++      P 7050 T7451 85MM Z          PLATE, ALUMINIUM ALLOY, 7050, T7451, 85 X 1200 X 3600MM, AMS 4050F          LB     ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                  Page 3 of 6

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      No.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

158     ++      P 7050 T7451 3IN M3          PLATE, ALUMINIUM ALLOY, 7050, T7451, FATIGUE TOLERANT, 3 X 32.5 X 490IN,
                                             BMS 7-323C TYPE 1                                                           LB     ++
159     ++      P 7050 T7451 3IN M4          PLATE, ALUMINIUM ALLOY, 7050, T7451, FATIGUE TOLERANT, 3 X 37.5 X 431IN,
                                             BMS 7-323C TYPE I                                                           LB     ++
160     ++      P 7075 T651 1IN              PLATE, ALUMINIUM ALLOY, 7075, T651, 1 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
161     ++      P 7075 T651 1.1/2IN          PLATE, ALUMINIUM ALLOY, 7075, T651, 1.1/2 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
162     ++      P 7075 T651 1.1/2IN M        PLATE, ALUMINIUM ALLOY, 7075, T651, 1.1/2 X 70 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
163     ++      P 7075 T651 1.1/4IN          PLATE, ALUMINIUM ALLOY, 7075, T651, 1.1/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
164     ++      P 7075 T651 1.1/8IN          PLATE, ALUMINIUM ALLOY, 7075, T651, 1.1/8 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
165     ++      P 7075 T651 1.3/41N          PLATE, ALUMINIUM ALLOY, 7075, T651, 1.3/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
166     ++      P 7075 T651 1/2IN M          PLATE, ALUMINIUM ALLOY, 7075, T651, 1/2 X 48 X 144IN, AMS-QQ-A-250/12       LB     ++
167     ++      P 7075 T651 1/2IN USQ        PLATE, ALUMINIUM ALLOY, 7075, T651, 1/2 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
168     ++      P 7075 T651 1/4IN            PLATE, ALUMINIUM ALLOY, 7075, T651, 1/4 X 48 X 144IN, AMS-QQ-A-250/12       LB     ++
169     ++      P 7075 T651 1/4IN M          PLATE, ALUMINIUM ALLOY, 7075, T651, 1/4 X 48 X 144IN, AMS-QQ-A-250/12       LB     ++
170     ++      P 7075 T651 2IN              PLATE, ALUMINIUM ALLOY, 7075, T651, 2 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
171     ++      P 7075 T651 2.3/4IN          PLATE, ALUMINIUM ALLOY, 7075, T651, 2.3/4 X 48 X 144IN, AMS-QQ-A-250/12     LB     ++
172     ++      P 7075 T651 20MM USQ         PLATE, ALUMINIUM ALLOY, 7075, T651, 20MM X 48IN X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
173     ++      P 7075 T651 3/4IN USQ        PLATE, ALUMINIUM ALLOY, 7075, T651, 3/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
174     ++      P 7075 T651 3/4IN            PLATE, ALUMINIUM ALLOY, 7075, T651, 3/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
175     ++      P 7075 T651 3/8IN            PLATE, ALUMINIUM ALLOY, 7075, T651, 3/8 X 48 X 144IN, AMS-QQ-A-250/12       LB     ++
176     ++      P 7075 T651 5/16IN           PLATE, ALUMINIUM ALLOY, 7075, T651, 5/16 X 48 X 144IN, AMS-QQ-A-250/12      LB     ++
177     ++      P 7075 T651 5/8IN M          PLATE, ALUMINIUM ALLOY, 7075, T651, 5/8 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
178     ++      P 7075 T651 7/8IN USQ        PLATE, ALUMINIUM ALLOY, 7075, T651, 7/8 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
179     ++      P 7075 T7351 1IN USQ         PLATE, ALUMINIUM ALLOY, 7075, T7351, 1 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
180     ++      P 7075 T7351 1IN M           PLATE, ALUMINIUM ALLOY, 7075, T7351, 1 X 48 X 144IN, MMS 159                LB     ++
181     ++      P 7075 T7351 1.1/2 USQ A1    PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.1/2 X 27 X 123IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
182     ++      P 7075 T7351 1.1/2IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.1/2 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
183     ++      P 7075 T7351 1.1/2IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.1/2 X 48 X 144IN, MMS 159            LB     ++
184     ++      P 7075 T7351 1.1/4IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.1/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
185     ++      P 7075 T7351 1.1/4IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.1/4 X 48 X 144IN, MMS 159            LB     ++
186     ++      P 7075 T7351 1.1/8IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.1/8 X 48 X 144IN, MMS 159            LB     ++
187     ++      P 7075 T7351 1.3/4IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.3/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
188     ++      P 7075 T7351 1.3/4 USQ M     PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.3/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             USQ PER DPS 4.713                                                           LB     ++
189     ++      P 7075 T7351 1.3/4IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 1 3/4 X 48 X 144IN, MMS 159            LB     ++
190     ++      P 7075 T7351 1.3/4 USQ M1    PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.3/4 X 48 X 144IN, MMS 159+USQ PER
                                             DPS 21211 CLASS A                                                           LB     ++
191     ++      P 7075 T7351 1.3/8IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.3/8 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
192     ++      P 7075 T7351 1.3/8IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.3/8 X 48 X 144IN, MMS 159            LB     ++
193     ++      P 7075 T7351 1.5/8IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.5/8 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
194     ++      P 7075 T7351 1.5/8IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 1.5/8 X 48 X 144IN, MMS 159            LB     ++
195     ++      P 7075 T7351 1/2IN USQ       PLATE, ALUMINIUM ALLOY, 7075, T7351, 1/2 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
196     ++      P 7075 T7351 1/2IN M         PLATE, ALUMINIUM ALLOY, 7075, T7351, 1/2 X 48 X 144IN, MMS 159              LB     ++
197     ++      P 7075 T7351 1/4IN           PLATE, ALUMINIUM ALLOY, 7075, T7351, 1/4 X 48 X 144IN, AMS-QQ-A-250/12      LB     ++
198     ++      P 7075 T7351 1/4IN M         PLATE, ALUMINIUM ALLOY, 7075, T7351, 1/4 X 48 X 144IN, MMS 159              LB     ++
199     ++      P 7075 T7351 100MM           PLATE, ALUMINIUM ALLOY, 7075, T7351, 100 X 1250 X 2500MM, AMS-QQ-A-250/12
200     ++      P 7075 T7351 2IN USQ         PLATE, ALUMINIUM ALLOY, 7075, T7351, 2 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
201     ++      P 7075 T7351 2IN M           PLATE, ALUMINIUM ALLOY, 7075, T7351, 2 X 48 X 144IN, MMS 159                LB     ++
202     ++      P 7075 T7351 2-1/2IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 2.1/2 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                  Page 4 of 6

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      No.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

203     ++      P 7075 T7351 2.1/2IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 2.1/2 X 48 X 144IN, MMS 159            LB     ++
204     ++      P 7075 T7351 2.1/2 USQ       PLATE, ALUMINIUM ALLOY, 7075, T7351, 2.1/2 X 60 X 125IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
205     ++      P 7075 T7351 2.1/4IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 2.1/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
206     ++      P 7075 T7351 2.1/4 USQ A     PLATE, ALUMINIUM ALLOY, 7075, T7351, 2.1/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
207     ++      P 7075 T7351 2.1/4IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 2.1/4 X 48 X 144IN, MMS 159            LB     ++
208     ++      P 7075 T7351 2.3/4IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 2.3/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
209     ++      P 7075 T7351 2.3/4IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 2.3/4 X 48 X 144IN, MMS 159            LB     ++
210     ++      P 7075 T7351 2.3/4 USQ       PLATE, ALUMINIUM ALLOY, 7075, T7351, 2.3/4IN X 1330MM X 1400MM,
                                             AMS-QQ-A-250/12 + ULTRASON                                                  LB     ++
211     ++      P 7075 T7351 3IN USQ Z2      PLATE, ALUMINIUM ALLOY, 7075, T7351, 3 X 32 X 102IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
212     ++      P 7075 T7351 3IN M           PLATE, ALUMINIUM ALLOY, 7075, T7351, 3 X 36 X 96IN, MMS 159                 LB     ++
213     ++      P 7075 T7351 3IN USQ         PLATE, ALUMINIUM ALLOY, 7075, T7351, 3 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
214     ++      P 7075 T7351 3IN MZ          PLATE, ALUMINIUM ALLOY, 7075, T7351, 3 X 55 X 117IN, MMS 159                LB     ++
215     ++      P 7075 T7351 3IN M1          PLATE, ALUMINIUM ALLOY, 7075, T7351, 3 X 55 X 149IN, MMS 159                LB     ++
216     ++      P 7075 T7351 3.1/2IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 3.1/2 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
217     ++      P 7075 T7351 3.1/2 USQ       PLATE, ALUMINIUM ALLOY, 7075, T7351, 3.1/2 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON, USQ CL. A PER MIL-STD-2154 A                                      LB     ++
218     ++      P 7075 T7351 3.1/2IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 3.1/2 X 48 X 144IN, MMS 159            LB     ++
219     ++      P 7075 T7351 3-1/4IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 3.1/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
220     ++      P 7075 T7351 3.1/4IN M       PLATE, ALUMINIUM ALLOY, 7075, T7351, 3.1/4 X 48 X 144IN, MMS 159            LB     ++
221     ++      P 7075 T7351 3-3/4IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 3.3/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
222     ++      P 7075 T7351 3/4IN USQ       PLATE, ALUMINIUM ALLOY, 7075, T7351, 3/4 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
223     ++      P 7075 T7351 3/4IN M         PLATE, ALUMINIUM ALLOY, 7075, T7351, 3/4 X 48 X 144IN, MMS 159              LB     ++
224     ++      P 7075 T7351 3/8IN           PLATE, ALUM1NIUM ALLOY, 7075, T7351, 3/8 X 48 X 144IN, AMS-QQ-A-250/12      LB     ++
225     ++      P 7075 T7351 3/8IN M         PLATE, ALUMINIUM ALLOY, 7075, T7351, 3/8 X 48 X 144IN, MMS 159              LB     ++
226     ++      P 7075 T7351 30MM USQ        PLATE, ALUMINIUM ALLOY, 7075, T7351, 30MM X 48IN X 144IN, AMS-QQ-A-250/12
                                             + ULTRASON                                                                  LB     ++
227     ++      P 7075 T7351 33MM USQ Z      PLATE, ALUMINIUM ALLOY, 7075, T7351, 33MM X 67.75IN X 94.25IN,
                                             AMS-QQ-A-250/12 + ULTRASON,CL.A                                             LB     ++
228     ++      P 7075 T7351 35MM M          PLATE, ALUMINIUM ALLOY, 7075, T7351, 35MM X 48IN X 144IN,MMS 159            LB     ++
229     ++      P 7075 T7351 4IN USQ         PLATE, ALUMINIUM ALLOY, 7075, T7351, 4 X 48 X 144IN,AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
230     ++      P 7075 T7351 4IN             PLATE, ALUMINIUM ALLOY, 7075, T7351, 4 X 48 X 144IN, MMS 159                LB     ++
231     ++      P 7075 T7351 4 1/2IN USQ     PLATE, ALUMINIUM ALLOY, 7075, T7351, 4.1/2 X 48 X 144IN,AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
232     ++      P 7075 T7351 40MM USQ        PLATE, ALUMINIUM ALLOY, 7075, T7351, 40MM X 48IN X 144IN, AMS-QQ-A-250/12
                                             + ULTRASON                                                                  LB     ++
233     ++      P 7075 T7351 5IN USQ         PLATE, ALUMINIUM ALLOY, 7075, T7351, 5 X 48 X 144IN,AMS-QQ-A-250/12
                                             (FOR COMP.ONLY)                                                             LB     ++
234     ++      P 7075 T7351 5/16IN          PLATE, ALUMINIUM ALLOY, 7075, T7351, 5/16 X 48 X 144IN, AMS-QQ-A-250/12     LB     ++
235     ++      P 7075 T7351 5/16IN M        PLATE, ALUMINIUM ALLOY, 7075, T7351, 5/16 X 48 X 144IN, MMS 159             LB     ++
236     ++      P 7075 T7351 5/8IN USQ       PLATE, ALUMINIUM ALLOY, 7075, T7351, 5/8 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
237     ++      P 7075 T7351 5/8IN M         PLATE, ALUMINIUM ALLOY, 7075, T7351, 5/8 X 48 X 144IN, MMS 159              LB     ++
238     ++      P 7075 T7351 7/8IN USQ       PLATE, ALUMINIUM ALLOY, 7075, T7351, 7/8 X 48 X 144IN, AMS-QQ-A-250/12 +
                                             ULTRASON                                                                    LB     ++
239     ++      P 7075 T7351 7/8IN M         PLATE, ALUMINIUM ALLOY, 7075, T7351, 7/8 X 48 X 144IN, MMS 159              LB     ++
240     ++      P 7075 T7651 1.1/4IN         PLATE, ALUMINIUM ALLOY, 7075, T7651, 1.1/4 X 48 X 144IN, AMS-QQ-A-250/24A   LB     ++
241     ++      P 7075 T7651 1/4IN           PLATE, ALUMINIUM ALLOY, 7075, T7651, 1/4 X 48 X 144IN, AMS-QQ-A-250/24A     LB     ++
242     ++      P 7075 T7651 2IN USQ         PLATE, ALUMINIUM ALLOY, 7075, T7651, 2 X 48 X 144IN, AMS-QQ-A-250/24A +
                                             ULTRASON                                                                    LB     ++
243     ++      P 7150 T7751 1.1/2IN Z5      PLATE, ALUMINIUM ALLOY, 7150, T7751, 1.1/2 X 85 X 253IN, AMS 4252A +
                                             ULTRASON                                                                    LB     ++
244     ++      P 7150 T7751 1.1/4IN USQ     PLATE, ALUMINIUM ALLOY, 7150, T7751, 1.1/4 X 48 X 144IN, AMS 4252A +
                                             ULTRASON                                                                    LB     ++
245     ++      P 7150 T7751 1.3/4IN Z1      PLATE, ALUMINIUM ALLOY, 7150, T7751, 1.3/4 X 70 X 77IN, AMS 4252A +
                                             ULTRASON                                                                    LB     ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 5 of 6

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      No.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

246     ++      P 7150 T7751 2IN             PLATE, ALUMINIUM ALLOY, 7150, T7751, 2 X 48 X 144IN, AMS 4252A + ULTRASON   LB     ++
247     ++      P 7150 T7751 2.1/4           PLATE, ALUMINIUM ALLOY, 7150, T7751, 2.1/4 X 48 X 144IN, AMS 4252A +
                                             ULTRASON                                                                    LB     ++
251     ++      P 7475 T7351 1.1/2IN Z       PLATE, ALUMINIUM ALLOY, 7475, T7351, 1.1/2 X 70 X 74IN, AMS 4202C +
                                             ULTRASON                                                                    LB     ++
252     ++      P 7475 T7351 1.1/2IN Z1      PLATE, ALUMINIUM ALLOY, 7475, T7351, 1.1/2 X 86 X 252IN, AMS 4202C +
                                             ULTRASON                                                                    LB     ++
253     ++      P 7475 T7351 1.3/4USQ M1     PLATE, ALUMINIUM ALLOY, 7475, T7351, 1.3/4 X 48 X 144IN, FMS 3004 +
                                             ULTRASON                                                                    LB     ++
254     ++      P 7475 T7351 2.1/2IN         PLATE, ALUMINIUM ALLOY, 7475, T7351, 2.1/2 X 48 X 144IN, AMS 4202C          LB     ++
255     ++      P 7475 T7351 2.1/2USQ M1     PLATE, ALUMINIUM ALLOY, 7475, T7351, 2.1/2 X 48 X 144IN, FMS 3004 +
                                             ULTRASON                                                                    LB     ++
256     ++      P 7475 T7351 2.3/4USQ M1     PLATE, ALUMINIUM ALLOY, 7475, T7351, 2.3/4 X 48 X 144IN, FMS 3004 +
                                             ULTRASON                                                                    LB     ++
257     ++      P 7475 T7351 3IN USQ M1      PLATE, ALUMINIUM ALLOY, 7475, T7351, 3 X 48 X 144IN, FMS 3004 + ULTRASON    LB     ++
258     ++      P 7475 T7351 3.1/4IN         PLATE, ALUMINIUM ALLOY, 7475, T7351, 3.1/4 X 48 X 144IN, AMS 4202C          LB     ++
259     ++      P 7475 T7351 4.1/4USQ M1     PLATE, ALUMINIUM ALLOY, 7475, T7351, 4.1/4 X 48 X 155IN, FMS 3004 +
                                             ULTRASON                                                                    LB     ++
260     ++      P 7475 T7351 48MMUSQ M1      PLATE, ALUMINIUM ALLOY, 7475, T7351, 48 X 850 X 3800MM, FMS 3004 +
                                             ULTRASON                                                                    LB     ++
261     ++      P 7475 T7351 62 MM M1        PLATE, ALUMINIUM ALLOY, 7475, T7351, 62MM X 48IN X 144IN, FMS 3004 +
                                             ULTRASON                                                                    LB     ++
262     ++      P 7475 T7351 75 MM M1        PLATE, ALUMINIUM ALLOY, 7475, T7351, 75MM X 48IN X 144IN, FMS 3004 +
                                             ULTRASON                                                                    LB     ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 6 of 6

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                               BASE    BASE    BASE
      IAI CAT.                                                                                                 PRICE   PRICE   PRICE
                                                                                                               2005    2006    2007
 #      No.                 P/N                                  DESCRIPTION                             UOM  [$/LB]  [$/LB]  [$/LB]
--   ---------  ---------------------  ----------------------------------------------------------------  ---  ------  ------  ------

  4     ++      S 2024 O 0.032IN       SHEET, ALUMINIUM ALLOY, 2024, O,.032 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
  5     ++      S 2024 O 0.040IN       SHEET, ALUMINIUM ALLOY, 2024, O,.040 X 48 X 144IN, AM5-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
  6     ++      S 2024 O 0 050IN       SHEET, ALUMINIUM ALLOY, 2024, O,.050 X 36 X 120IN, AMS-QQ-A-250/
                                       4A                                                                LB     ++      ++      ++
  7     ++      S 2024 O 0.063IN       SHEET, ALUMINIUM ALLOY, 2024, O,.063 X 48 X 144IN, AMS-QQ-A-250/
                                       4A                                                                LB     ++      ++      ++
  8     ++      S 2024 O 0.071IN       SHEET, ALUMINIUM ALLOY, 2024, O,.071 X 48 X 144IN, AMS-QQ-A-250/
                                       4A                                                                LB     ++      ++      ++
  9     ++      S 2024 O 0.090IN       SHEET, ALUMINIUM ALLOY, 2024, O,.090 X 48 X 144IN, AMS-QQ-A-250/
                                       4A                                                                LB     ++      ++      ++
 10     ++      S 2024 O 0.160IN       SHEET, ALUMINIUM ALLOY, 2024, O,.160 X 48 X 144IN, AMS-QQ-A-250/
                                       4A                                                                LB     ++      ++      ++
 11     ++      S 2024 O 0.020IN       SHEET, ALUMINIUM ALLOY, 2024, O,.0.020 X 48 X 144IN, AMS-BQ-A-
                                       250/
                                       4A                                                                LB     ++      ++      ++
 12     ++      S 2024 O 0.080IN       SHEET, ALUMINIUM ALLOY, 2024, O,.0.080 X 48 X 144IN, AMS-QQ-A-
                                       250/
                                       4A                                                                LB     ++      ++      ++
 13     ++      S 2024 O 0.100IN       SHEET, ALUMINIUM ALLOY, 2024, O,.0.100 X 48 X 144IN, AMS-QQ-A-
                                       250/
                                       4A                                                                LB     ++      ++      ++
 14     ++      S 2024 O 0.100IN MZ2   SHEET, ALUMINIUM ALLOY, 2024, O,.0.100 X 65 X 65IN, AMS-QQ-A-
                                       250/4E
                                       + HI- FORM                                                        LB     ++      ++      ++
 15     ++      S 2024 O 0.125IN Z     SHEET, ALUMINIUM ALLOY, 2024, O,.0.125 X 60 X 178IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 16     ++      S 2024 T3 0.016IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.016 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 17     ++      S 2024 T3 0.020IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.020 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 18     ++      S 2024 T3 0.025IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.025 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 19     ++      S 2024 T3 0.032IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.032 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 20     ++      S 2024 T3 0.040IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.040 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 21     ++      S 2024 T3 0.050IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.050 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 22     ++      S 2024 T3 0.071IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.071 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 23     ++      S 2024 T3 0.090IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.090 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 24     ++      S 2024 T3 0.1251N      SHEET, ALUMINIUM ALLOY, 2024, T3,.125 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 25     ++      S 2024 T3 0.160IN      SHEET, ALUMINIUM ALLOY, 2024, T3,,160 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 26     ++      S 2024 T3 0.190IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.190 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 27     ++      S 2024 T3 0.16IN Z     SHEET, ALUMINIUM ALLOY, 2024, T3,.0.016 X 60 X 144IN, AMS-QQ-A-
                                       250/4A                                                            L8     ++      ++      ++
 28     ++      S 2024 T3 0.063IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.0.063 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 29     ++      S 2024 T3 0.080IN      SHEET, ALUMINIUM ALLOY, 2024, T3,.0.080 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 30     ++      S 2024 T3 0.100IN      SHEET, ALUMINIUM ALLOY, 2024, T3, 0.100 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 31     ++      S 2024 T30 0.2001N     SHEET, ALUMINIUM ALLOY, 2D24, T3, 0.200 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 32     ++      S 2024 T81 0.020IN     SHEET, ALUMINIUM ALLOY, 2024, T81,.020 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 33     ++      S 2024 T81 0.040IN     SHEET, ALUMINIUM ALLOY, 2024, T81,.040 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 34     ++      S 2024 T81 0.050IN     SHEET, ALUMINIUM ALLOY, 2024, T81,.050 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 35     ++      S 2024 T81 0.063IN     SHEET, ALUMINIUM ALLOY, 2024, T81,.063 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 36     ++      S 2024 T81 0.071IN     SHEET, ALUMINIUM ALLOY, 2024, T81,.071 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 37     ++      S 2024 T81 0.080IN     SHEET, ALUMINIUM ALLOY, 2024, T81,.080 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 38     ++      S 2024 T81 0.090IN     SHEET, ALUMINIUM ALLOY, 2024, T81,.090 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 39     ++      S 2024 T81 0.100IN     SHEET, ALUMINIUM ALLOY, 2024, T81,.100 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 40     ++      S 2024 T81 0.160IN     SHEET, ALUMINIUM ALLOY, 2024, T81,.160 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 41     ++      S 2024 T81 0.190IN     SHEET, ALUMINIUM ALLOY, 2024, T81,.190 X 48 X 144IN, AMS-QQ-A-
                                       250/4A                                                            LB     ++      ++      ++
 42     ++      S 2219 O 0.080IN MZ 1  SHEET, ALUMINIUM ALLOY, 2219,0,.0.090 X 60 X 120IN, I.A.I.M.S.07.
                                       0057                                                              LB     ++      ++      ++
 43     ++      S 2219 T31 0.040IN     SHEET, ALUMINIUM ALLOY, 2219, T31,.040 X 48 X 144IN, AMS-QQ-A-
                                       250/30                                                            LB     ++      ++      ++
 44     ++      S 2219 T31 0.160IN     SHEET, ALUMINIUM ALLOY, 2219, T31,.160 X 48 X 144IN, AMS-QQ-A-
                                       250/30                                                            LB     ++      ++      ++
 45     ++      S 2219 T31 0.190IN     SHEET, ALUMINIUM ALLOY, 2219, T31,.190 X 48 X 144IN, AMS-QQ-A-
                                       250/30                                                            LB     ++      ++      ++
 66     ++      S 6013 T4 0.040IN      SHEET, ALUMiNIUM ALLOY, 6013, T4, 0.040 X 48 X 144IN, AMS 43478   LB     ++      ++      ++
 67     ++      S 6013 T4 0.050IN      SHEET, ALUMINIUM ALLOY, 6013, T4, 0.050 X 48 X 144IN, AMS 4347B   LB     ++      ++      ++
 68     ++      S 6013 T4 0.063IN      SHEET, ALUMINIUM ALLOY, 6013, T4, 0.063 X 48 X 144IN, AMS 4347B   LB     ++      ++      ++
 69     ++      S 6013 T4 0.063IN Z    SHEET, ALUMINIUM ALLOY, 6013, T4, 0.063 X 90 X 180IN, AMS 4347B   LB     ++      ++      ++
 70     ++      S 6061 O  0.025IN      SHEET, ALUMINIUM ALLOY, 8061, O,.025 X 48 X 144IN, AMS-QQ-A-250/
                                       11                                                                LB     ++      ++      ++
 71     ++      S 6061 O 0.032IN       SHEET, ALUMINIUM ALLOY, 6061, O,.032 X 46 X 144IN, AMS-QQ-A-250/
                                       11                                                                LB     ++      ++      ++
 72     ++      S 6061 O 0.040IN       SHEET, ALUMINIUM ALLOY, 6061, O,.040 X 48 X 144IN, AMS-QQ-A-250/
                                       11                                                                LB     ++      ++      ++
 73     ++      S 6061 O 0.050IN       SHEET, ALUMIN1UM ALLOY, 6061, O,.050 X 48 X 144IN, AMS-QQ-A-250/
                                       11                                                                LB     ++      ++      ++
 74     ++      S 6061 O 0.063IN       SHEET, ALUMINIUM ALLOY, 6061, O,.063 X 48 X 144IN, AMS-QQ-A-250/
                                       11                                                                LB     ++      ++      ++
 75     ++      S 6061 O 0.071IN       SHEET, ALUMINIUM ALLOY, 6061, O,.071 X 48 X 144IN, AMS-QQ-A-250/
                                       11                                                                LB     ++      ++      ++
 76     ++      S 6061 O 0.080IN       SHEET, ALUMINIUM ALLOY, 6061, O,.080 X 48 X 144IN, AMS-QQ-A-250/
                                       11

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 1 of 5

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                               BASE    BASE    BASE
                                                                                                               PRICE   PRICE   PRICE
      IAI CAT.                                                                                                 2005    2006    2007
 #      No.                 P/N                                  DESCRIPTION                             UOM  [$/LB]  [$/LB]  [$/LB]
--   ---------  ---------------------  ----------------------------------------------------------------  ---  ------  ------  ------

 77     ++      S 6061 O 0.090IN       SHEET, ALUMINIUM ALLOY, 6061, O, .090 X 48 X 144IN, AMS-QQ-A-250
                                       /11                                                               LB     ++      ++      ++
 78     ++      S 6061 O 0.100IN       SHEET, ALUMINIUM ALLOY, 6061, O, .100 X 48 X 144IN, AMS-QQ-A-250/
                                       11                                                                LB     ++      ++      ++
 79     ++      S 6061 O 0.125IN       SHEET, ALUMINIUM ALLOY, 6061, O, .125 X 48 X 144IN, AMS-QQ-A-250
                                       /11                                                               LB     ++      ++      ++
 80     ++      S 6061 T4 0.020IN      SHEET, ALUMINIUM ALLOY, 6061, T4, .020 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 81     ++      S 6061 T4 0.025IN      SHEET, ALUMINIUM ALLOY, 6061, T4, .025 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 82     ++      S 6061 T4 0.032IN      SHEET, ALUMINIUM ALLOY, 6061, T4, .032 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 83     ++      S 6061 T4 0.040IN      SHEET, ALUMINIUM ALLOY, 6061, T4, .040 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 84     ++      S 6061 T4 0.050IN      SHEET, ALUMINIUM ALLOY, 6061, T4, .050 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 85     ++      S 6061 T4 0.063IN      SHEET, ALUMINIUM ALLOY, 6061, T4, .063 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 86     ++      S 6061 T4 0.071IN      SHEET, ALUMINIUM ALLOY, 6061, T4, .071 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 87     ++      S 6061 T4 0.080IN      SHEET, ALUMINIUM ALLOY, 6061, T4, .080 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 88     ++      S 6061 T4 0.100IN      SHEET, ALUMINIUM ALLOY, 6061, T4, .100 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 89     ++      S 6061 T4 0.125IN      SHEET, ALUMINIUM ALLOY, 6061, T4, .125IN, AMS-QQ-A-250/11         LB     ++      ++      ++
 90     ++      S 6061 T4 0.190IN      SHEET, ALUMINIUM ALLOY, 6061, T4, . 190 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 91     ++      S 6061 T6 0.016IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .016 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 92     ++      S 6061 T6 0.020IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .020 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 93     ++      S 6061 T6 0.032IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .032 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 94     ++      S 6061 T6 0.040IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .040 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 95     ++      S 6061 T6 0.040IN Z2   SHEET, ALUMINIUM ALLOY, 6061, T6, .040 X 48 X 168IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 96     ++      S 6061 T6 0.050IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .050 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 97     ++      S 6061 T6 0.063IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .063 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 98     ++      S 6061 T6 0.071IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .071 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
 99     ++      S 6061 T6 0.080IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .080 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
100     ++      S 6061 T6 0.090IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .090 X 48 X 144IN, AMS-QQ-A-250
                                       /11                                                               LB     ++      ++      ++
101     ++      S 6061 T6 0.100IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .100 X 48 X 144IN, AMS-QQ-A-250
                                       /11                                                               LB     ++      ++      ++
102     ++      S 6061 T6 0.160IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .160 X 48 X 144IN, AMS-QQ-A-250
                                       /11                                                               LB     ++      ++      ++
103     ++      S 6061 T6 0.190IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .190 X 48 X 144IN, AMS-QQ-A-250
                                       /11                                                               LB     ++      ++      ++
104     ++      S 6061 T6 0.125IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .0.125 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
105     ++      P 6061 T6 1.1/4IN      SHEET, ALUMINIUM ALLOY, 6061, T6, .1.1/4 X 48 X 144IN, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
106     ++      S 6061 T6 3MM          SHEET, ALUMINIUM ALLOY, 6061, T6, 3 X 1000 X 2000MM, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
107     ++      S 6061 T6 3MM Z        SHEET, ALUMINIUM ALLOY, 6061, T6, 3 X 1200 X 2500MM, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
108     ++      P 6061 T6 3/16IN       SHEET, ALUMIKIUM ALLOY, 6061, T6, 3/16IN, AMS-QQ-A-250/11         LB     ++      ++      ++
109     ++      S 6061 T6 5MM          SHEET, ALUMINIUM ALLOY, 6061, T6, 5 X 1000 X 2000MM, AMS-QQ-A-
                                       250/11                                                            LB     ++      ++      ++
110     ++      S 6061 T6 6MM          SHEET, ALUMINIUM ALLOY, 6061, T6, 6 X 1000 X 2000MM, AMS-QQ-A-250
                                       /11                                                               LB     ++      ++      ++
111     ++      S 7075 O 0.040IN       SHEET, ALUMINIUM ALLOY, 7075, O, .040 X 48 X 144IN, AMS-QQ-A-
                                       250/12                                                            LB     ++      ++      ++
112     ++      S 7075 O 0.050IN       SHEET, ALUMINIUM ALLOY, 7075, O, .050 X 48 X 144IN, AMS-QQ-A-
                                       250/12                                                            LB     ++      ++      ++
113     ++      S 7075 O 0.063IN       SHEET, ALUMINIUM ALLOY, 7075, O, .063 X 48 X 144IN, AMS-QQ-A-
                                       250/12                                                            LB     ++      ++      ++
114     ++      S 7075 O 0.071IN       SHEET, ALUMINIUM ALLOY, 7075. O, . 071 X 48 X 144IN, AMS-QQ-A-
                                       250/12                                                            LB     ++      ++      ++
115     ++      S 7075 O 0.080IN       SHEET, ALUMINIUM ALLOY, 7075, O, .080 X 48 X 144IN, AMS-QQ-A-250
                                       /12                                                               LB     ++      ++      ++
116     ++      S 7075 O 0.090IN       SHEET, ALUMINIUM ALLOY, 7075, O, .090 X 48 X 144IN, AMS-QQ-A-250
                                       /12                                                               LB     ++      ++      ++
117     ++      S 7075 O 0.100IN Z     SHEET, ALUMINIUM ALLOY, 7075, O, .100 X 36 X 144IN, AMS-QQ-A-250
                                       /12                                                               LB     ++      ++      ++
118     ++      S 7075 O 0.125IN       SHEET, ALUMINIUM ALLOY, 7075, O, .125 X 48 X 144IN, AMS-QQ-A-250
                                       /12                                                               LB     ++      ++      ++
119     ++      S 7075 O 0.130IN Z     SHEET, ALUMINIUM ALLOY, 7075, O, .130 X 90 X 101IN, AMS-QQ-A-250
                                       /12                                                               LB     ++      ++      ++
120     ++      S 7075 O 0.160IN       SHEET, ALUMINIUM ALLOY, 7075, O, 160 X 48 X 144IN, AMS-QQ-A-250
                                       /12                                                               LB     ++      ++      ++
121     ++      S 7075 O 0.025IN       SHEET, ALUMINIUM ALLOY, 7075, O, 0.025 X 48 X 144IN, AMS-QQ-A-
                                       250/12                                                            LB     ++      ++      ++
122     ++      S 7075 O 0.100         SHEET, ALUMINIUM ALLOY, 7075, O, 0.100 X 48 X 144IN, AMS-QQ-A-
                                       250/12                                                            LB     ++      ++      ++
123     ++      S 7075 O 0.100IN       SHEET, ALUMINIUM ALLOY, 7075, O, 0.100 X 48 X 144IN, AMS-QQ-A-
                                       250/12                                                            LB     ++      ++      ++
124     ++      S 7075 O 0.125IN Z2    SHEET, ALUMINIUM ALLOY, 7075, O, 0.125 X 96 X 103IN, AMS-QQ-A-
                                       250/12                                                            LB     ++      ++      ++
125     ++      S 7075 O 0.200IN Z1    SHEET, ALUMINIUM ALLOY, 7075, O, 0.200 X 94 X 113IN, AMS-QQ-A-
                                       250/12                                                            LB     ++      ++      ++
126     ++      S 7075 O 0.225IN Z2    SHEET, ALUMINIUM ALLOY, 7075, O, 0.225 X 25 X 158IN, AMS-QQ-A-250
                                       /12                                                               LB     ++      ++      ++
127     ++      S 7075 T6 0.025IN      SHEET, ALUMINIUM ALLOY, 7075, T6, .025 X 48 X 144IN, AMS-QQ-A-
                                       250/12                                                            LB     ++      ++      ++
128     ++      S 7075 T6 0.032IN      SHEET, ALUMINIUM ALLOY, 7075, T6, .032 X 48 X 144IN, AMS-QQ-A-250
                                       /12                                                               LB     ++      ++      ++
129     ++      S 7075 T6 0.040IN      SHEET, ALUMINIUM ALLOY, 7075, T6, .040 X 48 X 144IN, AMS-QQ-A-250
                                       /12                                                               LB     ++      ++      ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 2 of 5

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD      EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                               BASE    BASE    BASE
                                                                                                               PRICE   PRICE   PRICE
      IAI CAT.                                                                                                 2005    2006    2007
 #      NO.                P/N                                     DESCRIPTION                           UOM  [$/LB]  [$/LB]  [$/LB]
---  ---------  ------------------------  -------------------------------------------------------------  ---  ------  ------  ------

130     ++      S 7075 T6 0.050IN         SHEET, ALUMINIUM ALLOY, 7075, T6, .050 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
131     ++      S 7075 T6 0.063IN         SHEET, ALUMINIUM ALLOY, 7075, T6, .063 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
132     ++      S 7075 T6 0.080IN         SHEET, ALUMINIUM ALLOY, 7075, T6, .080 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
133     ++      S 7075 T6 0.090IN         SHEET, ALUMINIUM ALLOY, 7075, T6, .090 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
134     ++      S 7075 T6 0.100IN         SHEET, ALUMINIUM ALLOY, 7075, T6, .100 X 36 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
135     ++      S 7075 T6 0.125IN         SHEET, ALUMINIUM ALLOY, 7075, T6, .125 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
136     ++      S 7075 T6 0.180IN         SHEET, ALUMINIUM ALLOY, 7075, T6, .160 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
137     ++      S 7075 T6 0.016IN         SHEET, ALUMINIUM ALLOY, 7075, T6, 0.016 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
138     ++      S 7075 T6 0.020IN         SHEET, ALUMINIUM ALLOY, 7075, T6, 0.020 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
139     ++      S 7075 T6 0.040IN Z       SHEET, ALUMINIUM ALLOY, 7075, T6, 0.040 X 56 X 126IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
140     ++      S 7075 T6 0.100IN Z       SHEET, ALUMINIUM ALLOY, 7075, T6, 0.100 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
141     ++      S 7075 T6 0.200IN         SHEET, ALUMINIUM ALLOY, 7075, T6, 0.200 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
142     ++      S 7075 T6 SR 0.0801N Z    SHEET, ALUMINIUM ALLOY, 7075, T6SR, 0.080 X 55 X 96IN,
                                          AMS-QQ-A-250/12+DMS2174                                         LB     ++      ++      ++
143     ++      S 7075 T73 0.125IN        SHEET, ALUMINIUM ALLOY, 7075, T73, .125 X 48 X 144IN,
                                          AMS-QQ-A-250/12                                                 LB     ++      ++      ++
144     ++      S 7075 T76 0.063IN        SHEET, ALUMINIUM ALLOY, 7075, T76, .063 X 48 X 144IN,
                                          AMS-QQ-A-250/24                                                 LB     ++      ++      ++
145     ++      S 7075 T76 0.090IN        SHEET, ALUMINIUM ALLOY, 7075, T76, .090 X 48 X 144IN,
                                          AMS-QQ-A-250/24                                                 LB     ++      ++      ++
146     ++      S 7075 T76 0.100IN        SHEET, ALUMINIUM ALLOY, 7075, T76, .100 X 48 X 144IN,
                                          AMS-QQ-A-250/24                                                 LB     ++      ++      ++
147     ++      S 7075 T76 0.125IN        SHEET, ALUMINIUM ALLOY, 7075, T76, .125 X 48 X 144IN,
                                          AMS-QQ-A-250/24                                                 LB     ++      ++      ++
148     ++      S 7075 T76 0.160IN        SHEET, ALUMINIUM ALLOY, 7075, T76, .160 X 46 X 144IN,
                                          AMS-QQ-A-250/24                                                 LB     ++      ++      ++
149     ++      S 7075 T76 0.080IN M      SHEET, ALUMINIUM ALLOY, 7075, T76, 0.080 X 48 X 144IN,
                                          AMS-QQ-A-250/24                                                 LB     ++      ++      ++
150     ++      S 2024-CLAD T3 0.012IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .012 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
151     ++      S 2024-CLAD T3 0.016IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .016 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
152     ++      S 2024-CLAD T3 0.020IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .020 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
153     ++      S 2024-CLAD T3 0.025IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .025 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
154     ++      S 2024-CLAD T3 0.032IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .032 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
155     ++      S 2024-CLAD T3 0.040IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .040 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
156     ++      S 2024-CLAD T3 0.040 CMQ  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .040 X 48 X 144IN,
                                          I.A.I. M.S.07.0037                                              LB     ++      ++      ++
157     ++      S 2024-CLAD T3 0.050IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .050 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
158     ++      S 2024-CLAD T3 0.050 CMQ  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .050 X 48 X 144IN,
                                          I.A.I. M.S.07.0037                                              LB     ++      ++      ++
159     ++      S 2024-CLAD T3 0.063IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .063 X 48 X 144IN,
                                          AMS-QQA-250/5A                                                  LB     ++      ++      ++
160     ++      S 2024-CLAD T3 0.063IN Z  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .063 X 63 X 192IN,
                                          AMS-QQ-A-250/SA                                                 LB     ++      ++      ++
161     ++      S 2024-CLAD T3 0.071IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .071 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
162     ++      S 2024-CLAD T3 0.071 Z3   SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .071 X 96 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
163     ++      S 2024-CLAD T3 0.080IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .080 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
164     ++      S 2024-CLAD T3 0.090IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .090 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
165     ++      S 2024-CLAD T3 0.090 CMQ  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .090 X 48 X 144IN,
                                          I.A.I. M.S.07.0037                                              LB     ++      ++      ++
166     ++      S 2024-CLAD T3 0.100IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .100 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
167     ++      S 2024-CLAD T3 0.100 Z6   SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .100 X 48 X 220IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
168     ++      S 2024-CLAD T3 0.100IN Z  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .100 X 96 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
169     ++      S 2024-CLAD T3 0.100 Z1   SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .100 X 96 X 146IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
170     ++      S 2024-CLAD T3 0.190IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .190 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
171     ++      S 2024-CLAD T3 0.200IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, .200 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
172     ++      S 2024-CLAD T3 0.036IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.036 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
173     ++      S 2024-CLAD T3 .036IN     SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.036 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
174     ++      S 2024-CLAD T3 .040IN Z3  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.040 X 48 X 160IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
175     ++      S 2024-CLAD T3 .071CMQZ5  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.071 X 71 X 130IN,
                                          IA.I. M.S.07.0037                                               LB     ++      ++      ++
176     ++      S 2024-CLAD T3 .071CMQ27  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.071 X 80 X 135IN,
                                          I A.I. M.S.07.0037                                              LB     ++      ++      ++
177     ++      S 2024-CLAD T3 .071CMQZ8  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.071 X 94 X 126IN,
                                          IA.I. M.S.07.0037                                               LB     ++      ++      ++
178     ++      S 2024-CLAD T3 0.125IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.125 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
179     ++      S 2024CLAD T3 0.125CMQZ1  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.125 X 50 X 80IN,
                                          IA.I. MS 07.0037                                                LB     ++      ++      ++
180     ++      S 2024CLAD T3 0.125CMQZ4  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.125 X 71 X 126IN,
                                          IA.I M.S.07.0037                                                LB     ++      ++      ++
181     ++      S 2024-CLAD T3 0.125INZ1  SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.125 X 80 X 165IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
182     ++      S 2024-CLAD T3 0.140IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.140 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 3 of 5

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD      EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                               BASE    BASE    BASE
                                                                                                               PRICE   PRICE   PRICE
      IAI CAT.                                                                                                 2005    2006    2005
 #      NO.                P/N                                     DESCRIPTION                           UOM  [$/LB]  [$/LB]  [$/LB]
---  ---------  ------------------------  -------------------------------------------------------------  ---  ------  ------  ------

183     ++      S 2024-CLAD T3 0.160IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2024, T3, 0.160IN X 1220MM X
                                          3660MM, AMS-QQ-A-250/5A                                         LB     ++      ++      ++
190     ++      S 2014-CLAD T6 0.063IN    SHEET, ALUMINIUM ALLOY, ALCLAD-2014, T6, .063 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
192     ++      S 2024-CLAD O 0.016IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, 016 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
193     ++      S 2024-CLAD O 0.020IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .020 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
194     ++      S 2024-CLAD O 0.025IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .026 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
195     ++      S 2024-CLAD O 0.032IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .032 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
196     ++      S 2024-CLAD O 0.040IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .040 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
197     ++      S 2024-CLAD O O.050IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .050 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
198     ++      S 2024-CLAD O 0.063IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .063 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
199     ++      S 2024-CLAD O 0.071IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .071 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
200     ++      S 2024-CLAD O 0.071IN Z7  SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .071 X 72 X 135IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
201     ++      S 2024-CLAD O 0.080IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .080 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
202     ++      S 2024-CLAD O 0.090IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .090 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
203     ++      S 2024-CLAD O 0.100IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .100 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
204     ++      S 2024-CLAD O 0.125IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .125 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
205     ++      S 2024-CLAD O 0.160IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .160 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
206     ++      S 2024-CLAD O 0.1901N     SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, .190 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
207     ++      S 2024-CLAD O 0.0631N Z1  SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, 0.063 X 65 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
208     ++      S 2024-CLAD O 0.063IN Z6  SHEET, ALUMINIUM ALLOY, ALCLAD 2024, O, 0.063 X 96 X 110IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
210     ++      S 2024-CLAD T81 0.040CMQ  SHEET, ALUMINIUM ALLOY, ALCLAD 2024, T81, .040 X 48 X 144IN,
                                          IAI MS 070037                                                   LB     ++      ++      ++
211     ++      S 2024-CLAD T81 0.050IN   SHEET, ALUMINIUM ALLOY, ALCLAD 2024, T81, .050 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
212     ++      S 2024-CLAD T81 0.063IN   SHEET, ALUMINIUM ALLOY, ALCLAD 2024, T81, .063 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
213     ++      S 2024-CLAD T81 0.020IN   SHEET, ALUMINIUM ALLOY, ALCLAD 2024, T81, 0.020 X 48 X 144IN,
                                          AMS-QQ-A-250/5A                                                 LB     ++      ++      ++
214     ++      S 2219-CLAD O 0.040IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2219, O, .040 X 48 X 144IN,
                                          AMS 4096A                                                       LB     ++      ++      ++
215     ++      S 2219-CLAD O 0.083IN Z   SHEET, ALUMINIUM ALLOY, ALCLAD 2219, O, .063 X 60 X 180IN,
                                          AMS 4096A                                                       LB     ++      ++      ++
216     ++      S 2219-CLAD O 0.080IN Z   SHEET, ALUMINIUM ALLOY, ALCLAD 2219, O, .080 X 60 X 180IN,
                                          AMS 4096A                                                       LB     ++      ++      ++
217     ++      S 2219-CLAD O 0.100IN     SHEET, ALUMINIUM ALLOY, ALCLAD 2219, O, .100 X 48 X 144IN,
                                          AMS 4096A                                                       LB     ++      ++      ++
218     ++      S 2219-CLAD T31 0.050IN   SHEET, ALUMINIUM ALLOY, ALCLAO 2219, T31, .050 X 48 X 144IN,
                                          AMS 4095B                                                       LB     ++      ++      ++
219     ++      S 2219-CLAD T31 0.063IN   SHEET, ALUMINIUM ALLOY, ALCLAD 2219, T31, .063 X 46 X 144IN,
                                          AMS 4095B                                                       LB     ++      ++      ++
220     ++      S 2219-CLAD T31 0.100 Z1  SHEET, ALUMINIUM ALLOY, ALCLAD 2219, T31, .100 X 60 X 170IN,
                                          AMS 4095B                                                       LB     ++      ++      ++
221     ++      S 2219-CLAD T31 0.040IN   SHEET, ALUMINIUM ALLOY, ALCLAD 2219, T31, 0.040 X 48 X 144IN,
                                          AMS 4095B                                                       LB     ++      ++      ++
222     ++      S 7075-CLAD O 0.020IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .020 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
223     ++      S 7075-CLAD O 0.025IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .025 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
224     ++      S 7075-CLAD O 0.032IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .032 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
225     ++      S 7075-CLAD O 0.040IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .040 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
226     ++      S 7075-CLAD O 0.050IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .050 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
227     ++      S 7075-CLAD O 0.063IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .063 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
228     ++      S 7075-CLAD O 0.071IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .071 X 48 X 144IN,
                                          AMS-QQ-A-250/l3                                                 LB     ++      ++      ++
229     ++      S 7075-CLAD O 0.080IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .080 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
230     ++      S 7075-CLAD O 0.090IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .090 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
231     ++      S 7075-CLAD O 0.100IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .100 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
232     ++      S 7075-CLAD O 0.125IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .125 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
233     ++      S 7075-CLAD O 0.160IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .160 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
234     ++      S 7075-CLAD O 0.190IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .190 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
235     ++      P 7075-CLAD O 0.250IN     SHEET, ALUMINIUM ALLOY, ALCLAD 7075, O, .250 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
236     ++      S 7075-CLAD T6 SR.063Z    SHEET, ALUMINIUM ALLOY, ALCLAD 7076, T6 SR, 0.063 X 24 X
                                          186IN, AMS-QQ-A-250/13 + DMS 2174A                              LB     ++      ++      ++
237     ++      S 7075-CLAD T6 0.020IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, .020IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
238     ++      S 7075-CLAD T6 0.040IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, .040 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
239     ++      S 7075-CLAD T6 0.050IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, .050 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
240     ++      S 7075-CLAD T6 0.063IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, .063 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
241     ++      S 7075-CLAD T6 0.071IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, .071 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
242     ++      S 7075-CLAD T6 0.080IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, .080 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++
243     ++      S 7075-CLAD T6 0.090IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, .090 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                 LB     ++      ++      ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 4 of 5

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD      EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                               Base   Base    Base
                                                                                                               Price  Price   Price
      IAI CAT.                                                                                                 2005    2006    2007
 #      NO.                P/N                                     Description                           UOM  [$/LB]  [$/LB]  [$/LB]
---  ---------  ------------------------  -------------------------------------------------------------  ---  ------  ------  ------

244     ++      S 7075-CLAD T6 0.100IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, .100 X 48 X 144IN
                                          AMS-QQ-A-250/13                                                LB     ++      ++      ++
245     ++      S 7075-CLAD T6 0.160IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, .160 X 48 X 144IN
                                          AMS-QQ-A-250/13                                                LB     ++      ++      ++
246     ++      S 7075-CLAD T6 0.190IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, .190 X 48 X 144IN
                                          AMS-QQ-A-250/13                                                LB     ++      ++      ++
247     ++      S 7075-CLAD T6 0.0161N    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, 0.016 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                LB     ++      ++      ++
248     ++      S 7075-CLAD T6 0.025IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, 0.025 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                LB     ++      ++      ++
249     ++      S 7075-CLAD T6 0.032IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, 0.032 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                LB     ++      ++      ++
250     ++      S 7075-CLAD T6 0.040 Z2   SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, 0.040 X 60 X 144IN,
                                          AMS-QQ-A-250/13                                                LB     ++      ++      ++
251     ++      S 7075-CLAD T6 0.040 Z1   SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, 0.040 X 60 X 180IN,
                                          AMS-QQ-A-250/13                                                LB     ++      ++      ++
252     ++      S 7075-CLAD T6 0.125IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, 0.125 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                LB     ++      ++      ++
253     ++      S 7075-CLAD T6 0.200IN    SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T6, 0.200 X 48 X 144IN,
                                          AMS-QQ-A-250/13                                                LB     ++      ++      ++
254     ++      S 7075 CLAD T76 0.050IN   SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T76, .050 X 48 X 144IN,
                                          AMS-QQ-A-250/25A                                               LB     ++      ++      ++
255     ++      S 7075-CLAD T76 0.125IN   SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T76, .125 X 48 X 144IN,
                                          AMS-QQ-A-250/25A                                               LB     ++      ++      ++
256     ++      S 7075-CLAD T76 0.160IN   SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T76, .160 X 60 X 144IN,
                                          AMS-QQ-A-250/25A                                               LB     ++      ++      ++
257     ++      S 7075-CLAD T76 0.190IN   SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T76, .190 X 60 X 144IN,
                                          AMS-QQ-A-250/25A                                               LB     ++      ++      ++
258     ++      S 7075-CLAD T76 0.100IN   SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T76, 0.100 X 48 X 144IN,
                                          AMS-QQ-A-250/25A                                               LB     ++      ++      ++
259     ++      7075-CLAD T76 0.050 CMQ   SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T76, CHEM.MILLING
                                          QUALITY,.050 X 48 X 144IN, IA1 MS 070037                       LB     ++      ++      ++
260     ++      7075-CLAD T76 0.100 CMQ   SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T76, CHEM.MILLING
                                          QUALITY,.100 X 48 X 144IN, IAI MS 070037                       LB     ++      ++      ++
261     ++      7075-CLAD T76 063IN CMQ   SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T76, CHEM.MILLING
                                          QUALITY, 0.063 X 48 X 144IN, IAI MS 070037                     LB     ++      ++      ++
262     ++      S 7075-CLAD T76 0.1CMQ Z  SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T76, CHEM.MILLING
                                          QUALITY, 0.100 X 41 X 123IN, IAI MS 070037                     LB     ++      ++      ++
263     ++      S 7075-CLAD T76 0.125CMQ  SHEET, ALUMINIUM ALLOY, ALCLAD 7075, T76, CHEM.MILLING
                                          QUALITY, 0.125 X 48 X 144IN, IAI MS 070037                     LB     ++      ++      ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 5 of 5

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD      EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      NO.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

  1     ++      F 6061 T6 1/2X3IN            BAR FLAT, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 1/2 X 3IN, AMS-QQ-A-200/8     LB    ++
  2     ++      F 6061 T651 1/2X4IN          BAR FLAT, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 1/2 X 4IN,
                                             AMS-QQ-A-225/8A                                                              LB    ++
  3     ++      F 6061 T651 1/2X6IN          BAR FLAT, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 1/2 X 6IN,
                                             AMS-QQ-A-225/8A                                                              LB    ++
  4     ++      F 6061 T651 3/4X1.1/2IN      BAR FLAT, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 3/4 X 1.1/2IN,
                                             AMS-QQ-A-225/8A                                                              LB    ++
 18     ++      HB6061 T6511 4.25 X 2.75IN   BAR HOLLOW, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 4.1/4X2.3/4IN,
                                             AMS-QQ-A-200/8                                                               LB    ++
 22     ++      D 2024 T351 5IN              BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FIN, 5IN, AMS-QQ-A-225/6A          LB    ++
 23     ++      D 2024 T351 8IN              BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FIN, 8IN, AMS-QQ-A-225/6A          LB    ++
 24     ++      D 2024 T351 1.1/2IN          BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 1.1/2IN, AMS-QQ-A-225/6A   LB    ++
 25     ++      D 2024 T351 1.1/8IN          BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 1.1/8IN, AMS-QQ-A-225/6A   LB    ++
 26     ++      D 2024 T351 1/2IN            BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 1/2IN, AMS-QQ-A-225/6A     LB    ++
 27     ++      D 2024 T351 1/4IN            BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 1/4IN, AMS-QQ-A-225/6A     LB    ++
 28     ++      D 2024 T351 1IN              BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 1IN, AMS-QQ-A-225/6A       LB    ++
 29     ++      D 2024 T351 2.1/4IN          BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 2.1/4IN, AMS-QQ-A-225/6A   LB    ++
 30     ++      D 2024 T351 2.3/4IN          BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 2.3/4IN, AMS-QQ-A-225/6A   LB    ++
 31     ++      D 2024 T351 2.3/8IN          BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 2.3/8 IN,
                                             AMS-QQ-A-225/6A                                                              LB    ++
 32     ++      D 2024 T351 2IN              BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 2IN, AMS-QQ-A-225/6A       LB    ++
 33     ++      D 2024 T351 3/4IN            BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 3/4IN, AMS-QQ-A-225/6A     LB    ++
 34     ++      D 2024 T351 3/8IN            BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 3/8IN, AMS-QQ-A-225/6A     LB    ++
 35     ++      D 2024 T351 5/16IN           BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 5/16IN, AMS-QQ-A-225/6A    LB    ++
 36     ++      D 2024 T351 5/8IN            BAR RD, ALUMINIUM ALLOY, 2024, T351, COLD FINISH, 5/8IN, AMS-QQ-A-225/6A     LB    ++
 47     ++      D 2024 T851 1.1/4IN          BAR RD, ALUMINIUM ALLOY, 2024, T851, COLD FIN, 1.1/4IN, AMS-QQ-A-225/6A      LB    ++
 48     ++      D 2024 T851 3/4IN            BAR RD, ALUMINIUM ALLOY, 2024, T851, COLD FIN, 3/4IN, AMS-QQ-A-225/6A        LB    ++
 49     ++      D 2024 T851 5/8IN            BAR RD, ALUMINIUM ALLOY, 2024, T851, COLD FIN, 5/8IN, AMS-QQ-A-225/6A        LB    ++
 56     ++      D 6061 T6 1.3/4IN M          BAR RD, ALUMINIUM ALLOY, 6061, T6, COLD FIN, 1.3/4IN, AMS-QQ-A-225/8A        LB    ++
 57     ++      D 6061 T6 1IN M              BAR RD, ALUMINIUM ALLOY, 6061, T6, COLD FIN, 1IN, AMS-QQ-A-225/8A            LB    ++
 58     ++      D 6061 T6 3IN M              BAR RD, ALUMINIUM ALLOY, 6061, T6, COLD FIN, 3IN, AMS-QQ-A-225/8A            LB    ++
 59     ++      D 6061 T6 1.1/2IN            BAR RD, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 1.1/2IN, AMS-QQ-A-200/8         LB    ++
 60     ++      D 6061 T6 1.1/4IN            BAR RD, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 1.1/4IN, AMS-QQ-A-200/8         LB    ++
 61     ++      D 6061 T6 1.1/8IN            BAR RD, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 1.1/8IN, AMS-QQ-A-200/8         LB    ++
 62     ++      D 6061 T6 1/2IN              BAR RD, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 1/2IN, AMS-QQ-A-200/8           LB    ++
 63     ++      D 6061 T6 1IN                BAR RD, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 1IN, AMS-QQ-A-200/8             LB    ++
 64     ++      D 6061 T6 3/4IN              BAR RD, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 3/4IN, AMS-QQ-A-200/8           LB    ++
 65     ++      D 6061 T6 3/8IN              BAR RD, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 3/8IN, AMS-QQ-A-200/8           LB    ++
 66     ++      D 6061 T6 4.1/2IN            BAR RD, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 4.1/2IN, AMS-QQ-A-200/8         LB    ++
 67     ++      D 6061 T6 4IN                BAR RD, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 4IN, AMS-QQ-A-200/8             LB    ++
 68     ++      D 6061 T6 5/8IN              BAR RD, ALUMINIUM ALLOY, 6061, T6, EXTRUDED, 5/8IN, AMS'QQ-A-200/8           LB    ++
 69     ++      D 6061 T651 1.1/4IN          BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN, 1.1/4IN, AMS-QQ-A-225/8A      LB    ++
 70     ++      D 6061 T651 1.3/4IN          BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN, 1.3/4IN, AMS-QQ-A-225/8A      LB    ++
 71     ++      D 6061 T651 1/4IN            BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN, 1/4IN, AMS-QQ-A-225/8A        LB    ++
 72     ++      D 6061 T651 3IN              BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN, 3IN, AMS-QQ-A-225/8A          LB    ++
 73     ++      D 6061 T651 5.1/4IN          BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN, 5.1/4IN, AMS-QQ-A-225/8A      LB    ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 1 of 3

CONFIDENTIAL

IAI - Israel Aircraft Industries Ltd      EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      NO.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

 74     ++      D 6061 T651 80MM             BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN, 80MM, AMS-QQ-A-225/8A        LB    ++
 75     ++      D 6061 T651 1/2IN            BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 1/2IN, AMS-QQ-A-225/8A      LB    ++
 76     ++      D 6061 T651 1IN              BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 1IN, AMS-QQ-A-225/8A        LB    ++
 77     ++      D 6061 T651 2-1/4IN          BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 2.1/4IN, AMS-QQ-A-225/8A    LB    ++
 78     ++      D 6061 T651 3-1/2IN          BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 3.1/2IN, AMS-QQ-A-225/BA    LB    ++
 79     ++      D 6061 T651 3.1/4            BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 3.1/41N, AMS-QQ-A-225/8A    LB    ++
 80     ++      D 6061 T651 3/4IN            BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 3/4IN, AMS-QQ-A-225/8A      LB    ++
 81     ++      D 6061 T651 3/8IN            BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 3/8IN, AMS-QQ-A-225/8A      LB    ++
 82     ++      D 6061 T651 4.1/2IN          BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 4.1/2IN, AMS-QQ-A-225/8A    LB    ++
 83     ++      D 6061 T651 4.1/4IN          BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 4.1/4IN, AMS-QQ-A-225/8A    LB    ++
 84     ++      D 6061 T651 4IN              BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 4IN, AMS-QQ-A-225/8A        LB    ++
 85     ++      D 6061 T651 5.1/2IN          BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 5.1/2IN, AMS-QQ-A-225/8A    LB    ++
 86     ++      D 6061 T651 5/8IN            BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 5/8IN, AMS-QQ-A-225/8A      LB    ++
 87     ++      D 6061 T651 5IN              BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 5IN, AMS-QQ-A-225/8A        LB    ++
 88     ++      D 6061 T651 7/8IN            BAR RD, ALUMINIUM ALLOY, 6061, T651, COLD FIN., 7/8lN, AMS-QQ-A-225/8A      LB    ++
 89     ++      D 6061 T6511 1/2IN           BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 1/2IN, AMS-QQ-A-200/8       LB    ++
 90     ++      D 6061 T6511 1/4IN           BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 1/4IN, AMS-QQ-A-200/8       LB    ++
 91     ++      D 6061 T6511 2-1/2IN         BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 2.1/2IN, AMS-QQ-A-200/8     LB    ++
 92     ++      D 6061 T6511 2.1/4IN         BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 2.1/4IN, AMS-QQ-A-200/8     LB    ++
 93     ++      D 6061 T6511 3.1/2IN         BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 3.1/2IN, AMS-QQ-A-200/8     LB    ++
 94     ++      D 6061 T6511 3.1/4IN         BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 3.1/4IN, AMS-QQ-A-200/8     LB    ++
 95     ++      D 6061 T6511 3IN             BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 3IN, AMS-QQ-A-200/8         LB    ++
 96     ++      D 6061 T6511 4.1/2IN         BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 4.1/2IN, AMS-QQ-A-200/8     LB    ++
 97     ++      D 6O61 T6511 4.1/4IN         BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 4.1/4IN, AMS-QQ-A-200/8     LB    ++
 98     ++      D 6061 T6511 4IN             BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 4IN, AMS-QQ-A-200/8         LB    ++
 99     ++      D 6061 T6511 5.1/2IN         BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 5.1/2IN, AMS-QQ-A-200/8     LB    ++
100     ++      D 6061 T6511 5.1/4IN         BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 5.1/4IN, AMS-QQ-A-200/8     LB    ++
101     ++      D 6061 T6511 5IN             BAR RD, ALUMINIUM ALLOY, 6061, T6511, EXTRUDED, 5IN, AMS-QQ-A-200/8         LB    ++
113     ++      D 7075 T6 3/8IN              BAR RD, ALUMINIUM ALLOY, 7075, T6, COLD FIN., 3/8IN, AMS-QQ-A-225/9         LB    ++
114     ++      D 7075 T651 1.1/2IN          BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 1.1/2IN, AMS-QQ-A-225/9     LB    ++
115     ++      D 7075 T651 1.1/4IN          BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 1.1/4IN, AMS-QQ-A-225/9     LB    ++
116     ++      D 7075 T651 1/2IN            BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 1/2IN, AMS-QQ-A-225/9       LB    ++
117     ++      D 7075 T651 1IN              BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 1IN, AMS-QQ-A-225/9         LB    ++
118     ++      D 7075 T651 2.1/2IN          BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 2.1/2IN, AMS-QQ-A-225/9     LB    ++
119     ++      D 7075 T651 2.3/4IN          BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 2.3/4IN, AMS-QQ-A-225/9     LB    ++
120     ++      D 7075 T651 2IN              BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 2IN, AMS-QQ-A-225/9         LB    ++
121     ++      D 7075 T651 3/4IN            BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 3/4IN, AMS-QQ-A-225/9       LB    ++
122     ++      D 7075 T651 3IN              BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 3IN, AMS-QQ-A-225/9         LB    ++
123     ++      D 7075 T651 5.1/2IN          BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 5.1/2IN, AMS-QQ-A-225/9     LB    ++
124     ++      D 7075 T651 5 8IN            BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 5/8IN, AMS-QQ-A-225/9       LB    ++
125     ++      D 7075 T651 6IN              BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 6IN, AMS-QQ-A-225/9         LB    ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 2 of 3

CONFIDENTIAL

IAI - Israel Aircraft Industries Ltd      EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      No.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

126     ++      D 7075 T651 7/8IN            BAR RD, ALUMINIUM ALLOY, 7075, T651, COLD FIN., 7/8IN, AMS-QQ-A-225/9       LB    ++
128     ++      D 7075 T7351 2.3/4IN         BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 2.3/4IN, AMS-QQ-A-225/9    LB    ++
129     ++      D 7075 T7351 3.1/4IN         BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 3.1/4IN, AMS-QQ-A-225/9    LB    ++
130     ++      D 7075 T7351 3IN             BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 3IN, AMS-QQ-A-225/9        LB    ++
131     ++      D 7075 T7351 1.1/2IN         BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 1.1/2IN, AMS-QQ-A-225/9    LB    ++
132     ++      D 7075 T7351 1.1/4IN         BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 1.1/4IN, AMS-QQ-A-225/9    LB    ++
133     ++      D 7075 T7351 1.3/4IN         BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 1.3/41N, AMS-QQ-A-225/9    LB    ++
134     ++      D 7075 T7351 1.3/8IN         BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 1.3/8IN, AMS-QQ-A-225/9    LB    ++
135     ++      D 7075 T7351 1/2IN           BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 1/2IN, AMS-QQ-A-225/9      LB    ++
136     ++      D 7075 T7351 1IN             BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 1IN, AMS-QQ-A-225/9        LB    ++
137     ++      D 7075 T7351 2.1/2IN         BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 2.1/2IN, AMS-QQ-A-225/9    LB    ++
138     ++      D 7075 T7351 2.1/4IN         BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD F1N., 2.1/4IN, AMS-QQ-A-225/9    LB    ++
139     ++      D 7075 T7351 2IN             BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 2IN, AMS-QQ-A-225/9        LB    ++
140     ++      D 7075 T7351 3/4IN           BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 3/4IN, AMS-QQ-A-225/9      LB    ++
141     ++      D 7075 T7351 5/8IN           BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 5/8IN, AMS-QQ-A-225/9      LB    ++
142     ++      D 7075 T7351 7/8IN           BAR RD, ALUMINIUM ALLOY, 7075, T7351, COLD FIN., 7/8IN, AMS-QQ-A-225/9      LB    ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 3 of 3

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      NO.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

 43     ++      D 17-4PH ST 2.3/4IN          BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 2.75IN, AMS 5643Q                LB    ++
 41     ++      D 17-4PH ST 1IN M            BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, CENTRL GROUND, 1IN, AMS 5643Q    LB    ++
 40     ++      D 17-4PH ST 1IN              BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 1IN, AMS 5643Q                   LB    ++
 39     ++      D 17-4PH ST 1.1/4IN          BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 1.25IN, AMS 5643Q                LB    ++
 38     ++      D 17-4PH ANN 7/8IN           BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, .875IN, AMS 5643Q                LB    ++
 37     ++      D 17-4PH ANN 5/8IN           BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 5/8IN, AMS 5643Q                 LB    ++
 36     ++      D 17-4PH ANN 3/8IN           BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, .375IN, AMS 5643Q                LB    ++
 35     ++      D 17-4PH ANN 3.1/2IN         BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 3.1/2IN, AMS 5643Q               LB    ++
 34     ++      D 17-4PH ANN 2.1/4IN         BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 2.1/4IN, AMS 5643Q               LB    ++
 33     ++      D 17-4PH ANN 1/2IN           BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 1/2IN, AMS 5643Q                 LB    ++
 32     ++      D 15 5PHCEM ST 3/4IN         BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, .75IN, AMS 5659K             LB    ++
 31     ++      D 15 5PHCEM ST 1IN           BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, 1IN, AMS 5659K               LB    ++
 30     ++      D 15 5PHCEM ST 2IN           BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, 2IN, AMS 5659K               LB    ++
 29     ++      D 15-5PHCEM ANN 5/8IN        BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, CENTR.GROUND, 5/8IN,AMS
                                             5659K                                                                       LB    ++
 28     ++      D 15-5PHCEM ST 9.1/2IN       BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, 9.1/2IN, AMS 5659K           LB    ++
 22     ++      D 15-5PHCEM ST 5/8IN         BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, CENTR.GROUND, 5/8IN,AMS
                                             5659K                                                                       LB    ++
 21     ++      D 15-5PHCEM ST 5/16IN        BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, CENTR.GROUND, 5/16IN, AMS
                                             5659K                                                                       LB    ++
 19     ++      D 15-5PHCEM ST 3IN           BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, CENTR.GROUND, 3IN, AMS
                                             5659K                                                                       LB    ++
 18     ++      D 15-5PHCEM ST 3/8IN         BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, CENTR.GROUND, 3/8IN, AMS
                                             5659K                                                                       LB    ++
 15     ++      D 15-5PHCEM ST 2.1/4IN       BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, CENTR.GROUND, 2.1/4IN,AMS
                                             5659K                                                                       LB    ++
 14     ++      D 15-5PHCEM ST 2.1/2IN       BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, 2.5IN, AMS 5659K             LB    ++
 13     ++      D 15-5PHCEM ST 15IN          BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, CENTR.GROUND, 15IN, AMS
                                             5659K                                                                       LB    ++
 12     ++      D 15-5PHCEM ST 15/16IN       BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, CENTR.GROUND, 15/16IN, AMS
                                             5659K                                                                       LB    ++
 10     ++      D 15-5PHCEM ST 1/4IN         BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, 25IN, AMS 5659K              LB    ++
  8     ++      D 15-5PHCEM ST 1.3/8IN       BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, 1.3/8IN, AMS 5659K           LB    ++
  7     ++      D 15-5PHCEM ST 1.3/4IN       BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, 1.75IN, AMS 5659K            LB    ++
  6     ++      D 15-5PHCEM ST 1.3/16IN      BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, CENTR.GROUND, 1.3/16IN, AMS
                                             5659K                                                                       LB    ++
  5     ++      D 15-5PHCEM ST 1.1/8IN       BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, CENTR.GROUND, 1.1/8IN, AMS
                                             5659K                                                                       LB    ++
  4     ++      D 15-5PHCEM ST 1.1/4IN       BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, 1.1/4IN, AMS 5659K           LB    ++
  3     ++      D 15-5PHCEM ANN 9/16IN       BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, 9/16IN, AMS 5659K            LB    ++
  1     ++      D 15-5PHCEM ST 7/8IN         BAR RD, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, .875IN, AMS 5659K            LB    ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 2 of 2

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                 PRICE
 #      No.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

113     ++      D PH13 8MO ANN 2.3/41N       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 2.3/4IN, AMS 5629E             LB    ++
112     ++      D PH13 8MO ANN 1.3/4IN       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 1.3/4IN, AMS 5629E             LB    ++
111     ++      D PH13-8MO ST 1.1/4IN        BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, GROUND, 1.1/4IN, DMS2100F      LB    ++
110     ++      D PH13-8MO SHT 7/16IN        BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 7/16IN, AMS 5629E              LB    ++
109     ++      D PH13-8MO SHT 4.3/4IN       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, CENTR.GROUND, 4.3/4IN, AMS
                                             5629E                                                                       LB    ++
108     ++      D PH13-8MO SHT 3/4IN         BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 3/4IN, AMS 5629E               LB    ++
107     ++      D PH13-8MO SHT 2.1/2IN       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 2.1/2IN, AMS 5629E             LB    ++
106     ++      D PH13-8MO SHT 1IN           BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 1IN, AMS 5629E                 LB    ++
105     ++      D PH13-8MO ANN 5/8IN         BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 5/8IN, AMS 5629E               LB    ++
104     ++      D PH13-8MO ANN 4.1/4IN       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 4.1/4IN, AMS 5629E             LB    ++
103     ++      D PH13-8MO ANN 3.3/4IN       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 3.3/4IN, AMS 5629E             LB    ++
102     ++      D PH13-8MO ANN 3.1/2IN       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 3.1/2IN, AMS 5629E             LB    ++
101     ++      D PH13-8MO ANN 2IN           BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 2IN, AMS 5629E                 LB    ++
100     ++      D PH13-8MO ANN 2.1/4IN       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 2.1/4IN, AMS 5629E             LB    ++
 99     ++      D PH13-8MO ANN 1.3/8IN       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 1.3/8IN, AMS 5629E             LB    ++
 98     ++      D PH13-8MO ANN 1.1/8IN       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 1.1/8IN, AMS 5629E             LB    ++
 97     ++      D PH13-8MO ANN 1.1/4IN       BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, CENTR.GROUND, 1.250IN, AMS
                                             5629E                                                                       LB    ++
 96     ++      D PH13-8MO 3.1/4IN           BAR RD, STAINLESS STEEL, PH13-8MO, SOL N HT, 3.1/4IN, AMS 5629E             LB    ++
 82     ++      D AISI316L ANN 3/8IN         BAR RD, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 3/8IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 81     ++      D AISI316L ANN 3/4IN         BAR RD, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 3/4IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 80     ++      D AISI316L ANN 1IN           BAR RD, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 1IN,
                                             AMS-QQ-S-763 COND.A                                                         LB    ++
 79     ++      D AISI316L ANN 1/2IN         BAR RD, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 1/2IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 78     ++      D AISI316L ANN 1.1/8IN       BAR RD, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 1.1/8IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 77     ++      D AISI316L ANN 1.1/2IN       BAR RD, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 1.1/2IN, AM S-QQ-S-763
                                             COND.A                                                                      LB    ++
 76     ++      D AISI316-L ANN 1/4IN        BAR RD, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 1/4IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 75     ++      D AISI316-L ANN 1.1/4IN      BAR RD, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 1.1/4IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 74     ++      D AISI304L ANN 8MM           BAR RD, STAINLESS STEEL, AISI TYPE 304L, ANNEALED, 8 MM, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 73     ++      D AISI304L ANN 1IN           BAR RD, STAINLESS STEEL, AISI TYPE 304L, ANNEALED, COLD FIN,1IN,
                                             AMS-QQ-S-763 COND.A                                                         LB    ++
 72     ++      D AISI304 ANN 5/8IN          BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 5/8IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 71     ++      D AISI304 ANN 5/16IN         BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 5/16IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 70     ++      D AISI304 ANN 4MM            BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 4MM, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 69     ++      D AISI304 ANN 3/8IN          BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 3/8IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 68     ++      D AISI304 ANN 3/4IN          BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 3/4IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 67     ++      D AISI304 ANN 1IN            BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 1IN, AMS-QQ-S-763 COND.A  LB    ++
 66     ++      D AISI304 ANN 1/4IN          BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 1/4IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 65     ++      D AISI304 ANN 1/2IN M        BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 1/2IN, COMMERCIAL         LB    ++
 64     ++      D AISI304 ANN 1/2IN          BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 1/2IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 63     ++      D AISI304 ANN 1.3/4IN        BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 1 3/4IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 62     ++      D AISI304 ANN 1.1/4IN        BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, 1.25IN, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 61     ++      D AISI304 ANN 1.1/2IN        BAR RD, STAINLESS STEEL, AISI TYPE 304, ANNEALED, COLD FIN.1.1/2IN, AM
                                             S-QQ-S-763 COND.A                                                           LB    ++
 52     ++      D AISI316L ANN 45MM          BAR RD, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 45MM, AMS-QQ-S-763
                                             COND.A                                                                      LB    ++
 50     ++      D 17 4PH ST 1.1/2IN          BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 1.5IN, AMS 5643Q                 LB    ++
 49     ++      D 17-4PH ST 9IN              BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 9IN, AMS 5643Q                   LB    ++
 47     ++      D 17-4PH ST 5/8IN            BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, CENTRL. GROUND,5/8IN, AMS 5643Q  LB    ++
 46     ++      D 17-4PH ST 3/4IN            BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 3/4IN, AMS 5643Q                 LB    ++
 45     ++      D 17-4PH ST 2IN              BAR RD, STAINLESS STEEL, 17-4PH, SOL'N HT, 2IN, AMS 5643Q                   LB    ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 1 of 2

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      NO.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

  1     ++      P 15-5PHCEM SHT 1/2IN        PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 1/2 X 36 X 120IN,
                                             AMS 5862E                                                                   LB    ++
  2     ++      P 15-5PHCEM SHT 2.1/2IN      PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 2.1/2 X 36 X
                                             120IN, AMS 5862E                                                            LB    ++
  3     ++      P 15-5PHCEM SHT 2IN          PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 2 X 36 X 120IN,
                                             AMS 5862E                                                                   LB    ++
  4     ++      P 15-5PHCEM SHT 3/4IN        PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 3/4 X 36 X 120IN,
                                             AMS 5862E                                                                   LB    ++
  5     ++      P 15-5PHCEM SHT 4IN          PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 4 X 36 X 120IN,
                                             AMS 5862E                                                                   LB    ++
  6     ++      P 15-5PHCEM SHT 5/8IN        PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 5/8 X 36 X 120IN,
                                             AMS 5862E                                                                   LB    ++
  7     ++      P 15-5PHCEVM ANN 1.1/2IN     PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 1.1/2 X 36 X
                                             120IN, AMS 5862E                                                            LB    ++
  8     ++      P 15-5PHCEVM ANN 1.1/4IN     PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 1.1/4 X 36 X
                                             120IN, AMS 5862E                                                            LB    ++
  9     ++      P 15-5PHCEVM ANN 1/2IN       PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 1/2 X 36 X 120IN,
                                             AMS 5862E                                                                   LB    ++
 10     ++      P 15-5PHCEVM ANN 1/4IN       PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 1/4 X 36 X 120IN,
                                             AMS 5862E                                                                   LB    ++
 11     ++      P 15-5PHCEVM ST 1IN          PLATE, STAINLESS STEEL, 15-5PH CEM, SOL'N HT, DESCALED, 1 X 36 X 120IN,
                                             AMS 5862E                                                                   LB    ++
 12     ++      P 17-4PH ANN 1/2IN           PLATE, STAINLESS STEEL, 17-4PH, SOL'N HT, HOT RLD, 1/2 X 36 X 120IN,
                                             AMS 5604E                                                                   LB    ++
 13     ++      P 17-4PH SHT 1/2IN           PLATE, STAINLESS STEEL, 17-4PH, SOL'N HT, HOT RLD, 1/2 X 36 X 120IN,
                                             AMS 5604E                                                                   LB    ++
 14     ++      P 17-4PH SHT 2.1/4IN         PLATE, STAINLESS STEEL, 17-4PH, SOL'N HT, HOT RLD DESCALED, 2.1/4 X 36 X
                                             120IN, AMS 5604E                                                            LB    ++
 15     ++      P 17-4PH SHT 3/4IN           PLATE, STAINLESS STEEL, 17-4PH, SOL'N HT, HOT RLD, 3/4 X 36 X 120IN, AMS
                                             5604E                                                                       LB    ++
 16     ++      P 17-4PH SHT 3/8IN           PLATE, STAINLESS STEEL, 17-4PH, SOL'N HT, HOT RLD, 3/8 X 36 X 120IN, AMS
                                             5604E                                                                       LB    ++
 17     ++      P 17-4PH SHT 5/8IN           PLATE, STAINLESS STEEL, 17-4PH, SOL'N HT, HOT RLD, 5/8 X 36 X 120IN, AMS
                                             5604E                                                                       LB    ++
 18     ++      P AISI303 ANN 1.1/2IN        PLATE, STAINLESS STEEL, AISI TYPE 303, ANNEALED, 1.1/2 X 36 X 120IN,
                                             COMMERCIAL GRADE                                                            LB    ++
 19     ++      P AISI303 ANN 1.3/4IN        PLATE, STAINLESS STEEL, AISI TYPE 303, ANNEALED, 1.3/4 X 36 X 120IN,
                                             COMMERCIAL GRADE                                                            LB    ++
 20     ++      P AISI303 ANN 1/2IN          PLATE, STAINLESS STEEL, AISI TYPE 303, ANNEALED, 1/2 X 36 X 120IN,
                                             COMMERCIAL GRADE                                                            LB    ++
 21     ++      P AISI303 ANN 1IN            PLATE, STAINLESS STEEL, AISI TYPE 303, ANNEALED, 1 X 36 X 120IN,
                                             COMMERCIAL GRADE                                                            LB    ++
 22     ++      P AISI303 ANN 2.1/2 IN       PLATE, STAINLESS STEEL, AISI TYPE 303, ANNEALED, 2.1/2 X 36 X 120IN,
                                             COMMERCIAL GRADE                                                            LB    ++
 23     ++      P AISI303 ANN 2IN            PLATE, STAINLESS STEEL, AISI TYPE 303, ANNEALED, 2 X 36 X 120IN,
                                             COMMERCIAL GRADE                                                            LB    ++
 24     ++      P AISI303 ANN 3/4IN          PLATE, STAINLESS STEEL, AISI TYPE 303, ANNEALED, 3/4 X 36 X 120IN,
                                             COMMERCIAL GRADE                                                            LB    ++
 25     ++      P AISI303 ANN 5/8IN          PLATE, STAINLESS STEEL, AISI TYPE 303, ANNEALED, 5/8 X 36 X 120IN,
                                             COMMERCIAL GRADE                                                            LB    ++
 28     ++      P AISI316L ANN 1.1/4 M Z     PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 1.1/4 X 72 X 144IN,
                                             ASTM A-240                                                                  LB    ++
 29     ++      P AISI316L ANN 1.3/4IN M     PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 1.3/4 X 36 X 120IN,
                                             ASTM A-240                                                                  LB    ++
 30     ++      P AISI316L ANN 1.3/8IN       PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 1.3/8 X 36 X 120IN,
                                             ASTM A-240                                                                  LB    ++
 31     ++      P AISI316L ANN 10MM M        PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 10 X 1000 X 2000MM,
                                             ASTM A-240                                                                  LB    ++
 32     ++      P AISI316L ANN 12MM M        PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 12 X 1000 X 2000MM,
                                             ASTM A-240                                                                  LB    ++
 33     ++      P AISI316L ANN 16MM M        PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 16 X 1000 X 2000MM,
                                             ASTM A-240                                                                  LB    ++
 34     ++      P AISI316L ANN 20MM M        PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 20 X 1000 X 2000MM,
                                             ASTM A-240                                                                  LB    ++
 35     ++      P AISI316L ANN 3IN           PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 3 X 36 X 120IN, ASTM
                                             A-240                                                                       LB    ++
 36     ++      P AISI316L ANN 50MM M        PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 50 X 1000 X 2000MM,
                                             ASTM A-240                                                                  LB    ++
 37     ++      P AISI316L ANN 6MM M         PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 6 X 1000 X 2000MM,
                                             ASTM A-240                                                                  LB    ++
 38     ++      P AISI316L ANN 70MM          PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 70 X 1000 X 2000MM,
                                             ASTM A-240                                                                  LB    ++
 39     ++      P AISI316L ANN 8MM           PLATE, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 8MM X 36IN X 120IN,
                                             ASTM A-240                                                                  LB    ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 1 of 1

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      NO.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

 45     ++      S AISI304L ANN 0.080IN       SHEET, STAINLESS STEEL, AISI TYPE 304L, ANNEALED, NO 2D, .080 X 36 X
                                             120IN, ASTM A-666                                                           LB    ++
 46     ++      S AISI304L ANN 0.120IN       SHEET, STAINLESS STEEL, AISI TYPE 304L, ANNEALED, NO 2D, .120 X 36 X
                                             120IN, ASTM A-666                                                           LB    ++
 47     ++      S AISI304L ANN 1.5MM M       SHEET, STAINLESS STEEL, AISI TYPE 304L, ANNEALED, 1.5 X 1500 X 3000MM,
                                             ASTM A-240                                                                  LB    ++
 48     ++      S AISI304L ANN 3MM           SHEET, STAINLESS STEEL, AISI TYPE 304L, ANNEALED, NO 2D, 3MM, ASTM A-666    LB    ++
 49     ++      S AISI316 ANN 1.9MM          SHEET, STAINLESS STEEL, AISI TYPE 316, ANNEALED, 1.9 X 1000 X 2000MM,
                                             COMMERCIAL                                                                  LB    ++
 50     ++      S AISI316L ANN 0.032IN       SHEET, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, .032IN, ASTM A-666        LB    ++
 51     ++      S AISI316L ANN 2MM M         SHEET, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 2 X 1000 X 2000MM,
                                             ASTM A-240                                                                  LB    ++
 52     ++      S AISI316L ANN 3/16IN        SHEET, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 3/16 X 36 X 120IN,
                                             ASTM A-666                                                                  LB    ++
 53     ++      S AISI316L ANN 4MM           SHEET, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 4 X 1400 X 2000MM,
                                             ASTM A-240                                                                  LB    ++
 54     ++      S AISI316L ANN 5MM M         SHEET, STAINLESS STEEL, AISI TYPE 316L, ANNEALED, 5 X 1000 X 2000MM,
                                             ASTM A-240                                                                  LB    ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 1 of 1

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      No.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

 13     ++      D SAE 4340 NORM 1.1/2IN      BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED, HOT RLD, 1.1/2IN, SAE
                                             AMS-S-5000 COND D                                                           LB    ++
 14     ++      D SAE 4340 NORM 20MM         BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED, HOT RLD, 20MM, SAE
                                             AMS-S-5000 COND D                                                           LB    ++
 15     ++      D SAE 4130 ANN 1 1/4IN       BAR RD, LOW ALLOY STEEL, SAE 4130, ANNEALED, COLD FIN, 1.1/4IN,
                                             AMS-S-6758 COND. C                                                          LB    ++
 16     ++      D SAE 4130 ANN 1/2IN         BAR RD, LOW ALLOY STEEL, SAE 4130, ANNEALED, COLD FIN, 1/2IN,
                                             AMS-S-6758 COND. C                                                          LB    ++
 17     ++      D SAE 4130 ANN 1/4IN         BAR RD, LOW ALLOY STEEL, SAE 4130, ANNEALED, COLD FIN, 1/4IN,
                                             AMS-S-6758 COND. C                                                          LB    ++
 18     ++      D SAE 4130 ANN 3/4IN         BAR RD, LOW ALLOY STEEL, SAE 4130, ANNEALED, COLD FIN, 3/4IN,
                                             AMS-S-6758 COND. C                                                          LB    ++
 19     ++      D SAE 4130 ANN 5/8IN         BAR RD, LOW ALLOY STEEL, SAE 4130, ANNEALED, COLD FIN, 5/8IN,
                                             AMS-S-6758 COND. C                                                          LB    ++
 20     ++      D SAE 4130 ANN 7/8IN M       BAR RD, LOW ALLOY STEEL, SAE 4130, ANNEALED, COLD FIN, 7/8IN, ASTM A-29     LB    ++
 21     ++      D SAE 4130 ANN 8MM           BAR RD, LOW ALLOY STEEL, SAE 4130, ANNEALED, HOT FIN, 8MM,
                                             AMS-S-6758 COND. C                                                          LB    ++
 22     ++      D SAE 4130 HT 1.1/4IN        BAR RD, LOW ALLOY STEEL, SAE 4130, H+T 125 KSl MIN, COLD FIN,1.1/4IN,
                                             AMS-S-6758 COND.F                                                           LB    ++
 23     ++      D SAE 4130 HT 1/4IN          BAR RD, LOW ALLOY STEEL, SAE 4130, H+T 125 KSl MIN, COLD F1N.,25IN,
                                             AMS-S-6758 COND.F                                                           LB    ++
 24     ++      D SAE 4130 HT 1IN            BAR RD, LOW ALLOY STEEL, SAE 4130, H+T 125 KSl MIN, COLD FIN, 1IN,
                                             AMS-S-6758 COND.F                                                           LB    ++
 25     ++      D SAE 4130 HT 3/4IN          BAR RD, LOW ALLOY STEEL, SAE 4130, H+T 125 KSl MIN, COLD FIN, 3/41N,
                                             AMS-S-6758 COND.F                                                           LB    ++
 26     ++      D SAE 4130 HT 3/8IN          BAR RD, LOW ALLOY STEEL, SAE 4130, H+T 125 KSl MIN, COLD FIN, 3/8IN,
                                             AMS-S-6758 COND.F                                                           LB    ++
 27     ++      D SAE 4130 HT 5/8IN          BAR RD, LOW ALLOY STEEL, SAE 4130, H+T 125 KSl MIN, COLD FIN, 5/8IN,
                                             AMS-S-6758 COND.F                                                           LB    ++
 28     ++      D SAE 4130 HT 7/16IN         BAR RD, LOW ALLOY STEEL, SAE 4130, H+T 125 KSl MIN, COLD FIN., 437IN,
                                             AMS-S-6758 COND.F                                                           LB    ++
 29     ++      D SAE 4130 NORM 1-1/4IN      BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN., 1.1/4IN,
                                             AMS-S-6758 COND.D                                                           LB    ++
 30     ++      D SAE 4130 NORM 1.1/2IN      BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 1.1/2IN,
                                             AMS-S-6758 COND.D                                                           LB    ++
 31     ++      D SAE 4130 NORM 1/4IN        BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 1/4IN,
                                             AMS-S-6758 COND.D                                                           LB    ++
 32     ++      D SAE 4130 NORM 100MM M      BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD F1N, 100MM, ASTM A-29   LB    ++
 33     ++      D SAE 4130 NORM 108MM        BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 108MM,
                                             AMS-S-6758 COND.D                                                           LB    ++
 36     ++      D SAE 4130 NORM 16MM         BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 16MM,
                                             AMS-S-6758 COND.D                                                           LB    ++
 37     ++      D SAE 4130 NORM 1IN          BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 1IN,
                                             AMS-S-6758 COND.D                                                           KG    ++
 38     ++      D SAE 4130 NORM 1IN M        BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 1IN, ASTM A-29     LB    ++
 39     ++      D SAE 4130 NORM 2-1/4IN      BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 2.1/4IN,
                                             AMS-S-6758 COND.D                                                           LB    ++
 41     ++      D SAE 4130 NORM 2.3/8        BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 2.3/8IN,
                                             AMS-S-6758 COND.D                                                           LB    ++
 42     ++      D SAE 4130 NORM 2IN          BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 2IN,
                                             AMS-S-6758 COND.D                                                           LB    ++
 43     ++      D SAE 4130 NORM 3/4IN M      BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 3/4IN,
                                             ASTM A-29                                                                   LB    ++
 45     ++      D SAE 4130 NORM 50MM         BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 50MM,
                                             AMS-S-6758 COND.D                                                           LB    ++
 47     ++      D SAE 4130 NORM 7/8IN M      BAR RD, LOW ALLOY STEEL, SAE 4130, NORMALIZED, COLD FIN, 7/8IN.ASTM A-29    KG    ++
 48     ++      D SAE 4330 ANN 1.1/4IN       BAR RD, LOW ALLOY STEEL, SAE 4330  CEM, ANNEALED, HOT FIN., 1.1/4IN,
                                             AMS 6411E                                                                   LB    ++
 49     ++      D SAE 4330 CEM ANN 1.1/2IN   BAR RD, LOW ALLOY STEEL, SAE 4330  CEM, ANNEALED, HOT FIN., 1.1/2IN,
                                             AMS 6411E                                                                   LB    ++
 50     ++      D SAE 4330 CEM ANN 2.1/2IN   BAR RD, LOW ALLOY STEEL, SAE 4330  CEM, ANNEALED, HOT FIN, 2.1/2IN,
                                             AMS 6411E                                                                   LB    ++
 51     ++      D SAE 4330 CEM ANN 2.1/4IN   BAR RD, LOW ALLOY STEEL, SAE 4330  CEM, ANNEALED, HOT FIN, 2.1/4IN,
                                             AMS 6411E                                                                   LB    ++
 52     ++      D SAE 4330 CEM ANN 2.3/4IN   BAR RD, LOW ALLOY STEEL, SAE 4330  CEM, ANNEALED, HOT FIN, 2.3/4IN,
                                             AMS 6411E                                                                   LB    ++
 53     ++      D SAE 4330 CEM ANN 2IN       BAR RD, LOW ALLOY STEEL, SAE 4330  CEM, ANNEALED, HOT FIN., 2IN, AMS 6411E  LB    ++
 54     ++      D SAE 4330 MOD 2IN M         BAR RD, LOW ALLOY STEEL, SAE 4330  MOD, NORM & SBCR ANN, 2IN.BMS 7-122D     LB    ++
 55     ++      D SAE 4330 MOD 3.1/4IN M     BAR RD, LOW ALLOY STEEL, SAE 4330  MOD, NORM & SBCR ANN, 3.1/4IN,
                                             BMS 7-122D                                                                  LB    ++
 56     ++      D SAE 4340 ANN1.1/2IN M      BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 1.1/21N, AMS 6415P   LB    ++
 58     ++      D SAE 4340 ANN1.1/8INM2      BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 1.1/8IN, AMS 6415P   LB    ++
 60     ++      D SAE 4340 ANN 1.7/8IN M     BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 1.7/8IN, AMS 6415P             LB    ++
 61     ++      D SAE 4340 ANN 1,7/8IN M2    BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 1.7/8IN, DMS 1555H             LB    ++
 62     ++      D SAE 4340 ANN 1/2IN M       BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 1/2IN, AMS 6415P     LB    ++
 63     ++      D SAE 4340 ANN 1/2IN M1      BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, COLD FIN., 1/2IN, AMS 6415P    LB    ++
 64     ++      D SAE 4340 ANN 130MM M       BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 130MM, ASTM A-29               LB    ++
 65     ++      D SAE 4340 ANN 150MM M       BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 150MM, ASTM A-29               LB    ++
 66     ++      D SAE 4340 ANN 170MM M       BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, COLD FIN, 170MM, ASTM A-29     LB    ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 1 of 2

CONFIDENTIAL

IAI - ISRAEL AIRCRAFT INDUSTRIES LTD.     EXHIBIT 1 - LIST OF MATERIALS AND PRICES     SCOPE - METAL TRADING TECHNICAL SERVICES LTD.

                                                                                                                               BASE
      IAI CAT.                                                                                                                PRICE
 #      No.                 P/N                                              DESCRIPTION                                 UOM  [$/LB]
---  ---------  ---------------------------  --------------------------------------------------------------------------  ---  ------

 68     ++      D SAE 4340 ANN 1IN M         BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, COLD FIN, 1IN, ASTM A-29       LB    ++
 69     ++      D SAE 4340 ANN 1IN M1        BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 1IN, AMS 6415P       LB    ++
 71     ++      D SAE 4340 ANN 2.1/4IN M1    BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEAL ED, HOT FIN., 2.1/4IN, AMS 6415P  LB    ++
 72     ++      D SAE 4340 ANN 2.1/8IN M     BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEAL ED, HOT FIN., 2.1/8IN, AMS 6415P  LB    ++
 73     ++      D SAE 4340 ANN 2.3/4IN M1    BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 2.3/4IN, AMS 6415P   LB    ++
 75     ++      D SAE 4340 ANN 205MM         BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 205MM,ASTM A-29                LB    ++
 76     ++      D SAE 4340 ANN 20MM M        BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 20MM,ASTM A-29                 LB    ++
 77     ++      D SAE 4340 ANN 25MM M        BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 25MM,ASTM A-29                 LB    ++
 78     ++      D SAE 4340 ANN 2IN M         BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 2IN, AMS, 6415P      LB    ++
 80     ++      D SAE 4340 ANN 3.14IN M      BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 3.1/4IN, AMS6415P    LB    ++
 81     ++      D SAE 4340 ANN 3.1/8IN M     BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 3.1/8IN, AMS 6415P   LB    ++
 82     ++      D SAE 4340 ANN 3/4IN M       BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 3/4IN, AMS 6415P     LB    ++
 83     ++      D SAE 4340 ANN 30M M1        BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 30MM, ASTM A-29                LB    ++
 85     ++      D SAE 4340 ANN 40MM M        BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 40MM, ASTM A-29                LB    ++
 87     ++      D SAE 4340 ANN 5/8IN M       BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 5/8IN, ASTM A-29               LB    ++
 88     ++      D SAE 4340 ANN 5/8IN M1      BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 5/8IN, AMS 6415P     LB    ++
 89     ++      D SAE 4340 ANN 50MM M        BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 50MM, ASTM A-29                LB    ++
 90     ++      D SAE 4340 ANN 5IN M2        BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 5IN, AM S 6415P      LB    ++
 92     ++      D SAE 4340 ANN 65MM M        BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 65MM, ASTM A-29                KG    ++
 93     ++      D SAE 4340 ANN 7/8IN M       BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEAL ED, COLD FIN, 7/8IN, ASTM A-29    LB    ++
 94     ++      D SAE 4340 ANN 7/8IN M1      BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, HOT FIN., 7/8IN, AMS 6415P     LB    ++
 95     ++      D SAE 4340 ANN 70MM M        BAR RD, LOW ALLOY STEEL, SAE 4340, ANNEALED, 70MM, ASTWI A-29               KG    ++
 96     ++      D SAE 4340 HT 25MWI          BAR RD, LOW ALLOY STEEL, SAE 4340, H+T TO 150KSI MIN, COLD DRN, 25MM,
                                             AMS-S-5000 COND F                                                           LB    ++
 97     ++      D SAE 4340 HT 70MM           BAR RD, LOW ALLOY STEEL, SAE 4340, H+T, 70MM, ASTM A-29                     LB    ++
 98     ++      D SAE 4340 NOR-TEMP 1,5IN    BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED & TEMP, 1.1/2IN, AMS 6484A    LB    ++
 99     ++      D SAE 4340 NOR 3.1/2IN M     BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED, 3.1/2IN, BMS7-28G+BAC5617    LB    ++
100     ++      D SAE 4340 NORM-TEMP 2IN     BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED & TEMP, 2IN, AMS 6484A        LB    ++
102     ++      D SAE 4340 NORM-TEMP 4IN     BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED & TEMP, 4IN, AMS 6484A        KG    ++
103     ++      D SAE 4340 NORM-TEMP 5/8     BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED & TEMP, 5/8IN, AMS 6484A      LB    ++
104     ++      D SAE 4340 NORM 1 7/8IN      BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED, HOT RLD, 1.875IN, SAE
                                             AMS-S-5000 COND D                                                           KG    ++
105     ++      D SAE 4340 NORM 2.5/8 M2     BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED, 2.5/8IN, ASTM A-29           KG    ++
106     ++      D SAE 4340 NORM 5IN          BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED,HOT RLD, 5IN, SAE
                                             AMS-S-5000 COND D                                                           LB    ++
107     ++      D SAE 4340 NORM 7/8IN        BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED,HOT RLD, 7/8lN, SAE
                                             AMS-S-5000 COND D                                                           KG    ++
108     ++      D SAE 4340 NRM-TEMP 3.7/8    BAR RD, LOW ALLOY STEEL, SAE 4340, NORMALIZED & TEMP, 3.7/8IN, AMS 6484A    LB    ++
109     ++      D SAE 4340 CER ANN 1IN       BAR RD, LOW ALLOY STEEL, SAE 4340 CER, ANNEALED, COLD FIN., 1IN,
                                             AMS 6414H                                                                   LB    ++
110     ++      D SAE 4340 CER ANN 3.1/2IN   BAR RD, LOW ALLOY STEEL, SAE 4340 CER, ANNEALED, COLD FIN., 3.1/2IN,
                                             AMS 6414H                                                                   LB    ++
111     ++      D SAE 4340 CER ANN 7/8IN     BAR RD, LOW ALLOY STEEL, SAE 4340 CER, ANNEALED, COLD FIN., 7/8IN,
                                             AMS 6414H                                                                   LB    ++
112     ++      D SAE 4340 MOD ANN 4.3/8IN   BAR RD, LOW ALLOY STEEL, SAE 4340 CER, NORM&SBCR ANN, 4.3/8IN, BMS 7-26L    LB    ++
113     ++      D SAE 4340 MOD N&SCA 7/8IN   JAR RD, LOW ALLOY STEEL, SAE 4340 CER, NORM&SBCR ANN, COLD FIN, 7/8IN,
                                             BMS 7-26L                                                                   LB    ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Page 2 of 2

CONFIDENTIAL

                                SUPPLY AGREEMENT

                                       FOR

                                    MATERIAL

                                    EXHIBIT 2

                                  QUALITY PLAN

                                    Ex. 2 - 1

CONFIDENTIAL

                                SUPPLY AGREEMENT

                                       FOR

                                    MATERIALS

                              Annexes to Exhibit 2

o    IAI P.S. 850100 Rev C

o    Lab tests Pricelist

CONFIDENTIAL

++

[REMAINING PAGES OF EXHIBIT REDACTED]

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL

                                SUPPLY AGREEMENT

                                       FOR

                                    MATERIAL

                                    EXHIBIT 3

                              SUPPLIER SERVICE FEES

                                    EX. 3 - 1

CONFIDENTIAL

                          TABLE OF AGREED SERVICE FEES

                                                                   IAI OPTIONAL SERVICES
                                                              -------------------------------
                                                                  STORAGE
                                                                 SERVICE -
                                                  PARTIAL          FEE -
                               FULL SERVICE -    SERVICE -    ($/METER(2)) UP       OTHER
                                  FEE (% OF      FEE (% OF       TO A HEIGHT      SERVICES
                                 BASE PRICE)    BASE PRICE)      OF 2 METER     SERVICE - FEE
                                  FROM CIF        FROM CIF         ($/PER           OTHER
 MATERIAL TYPE     SHAPE           PRICES          PRICES          MONTH)         SERVICES      REMARKS
-------------------------------------------------------------------------------------------------------

   ALUMINIUM      Plates
                  Sheet **            ++             ++              ++               ++        **
  2XXX, 6061,     Bars                ++             ++              ++               ++
     7XXX         Tubes               ++             ++              ++               ++
                  Extrusions          ++             ++              ++               ++
-------------------------------------------------------------------------------------------------------
STAINLESS STEEL   Plates
                  Sheet **            ++             ++              ++               ++        **
                  Bars                ++             ++              ++               ++
                  Tubes               ++             ++              ++               ++
-------------------------------------------------------------------------------------------------------
LOW ALLOY STEEL   Plates              ++             ++              ++               ++
                  Bars                ++             ++              ++               ++
-------------------------------------------------------------------------------------------------------
COLOURED METAL    Plates              ++             ++              ++               ++
                  Sheet **            ++             ++              ++               ++        **
                  Bars                ++             ++              ++               ++
-------------------------------------------------------------------------------------------------------

NOTES AND EXPLANATIONS
----------------------
     ++   -  ++
          -  ++
     ++   -  ++
          -  ++

*  = Plus cutting charges (as per the attached price list - 20%)

** = Cutting charge (whole sheet value incl. remainders)

++   Discount

     a.   Every Material Type and Shape, as listed on the table above, other than Aluminium Plates and Sheet, shall be discounted at ++ for all IAI
          PO lines above ++

     b.   The quantities of each line item with the same IAI Catalogue Number on each IAI PO, shall be added together for the purpose of determining the applicable discount rate.

                                    Ex. 3 - 2

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL

This list of Services is per Paragraph 5 of the Agreement (repeated here for convenience only):

"The following are the lists of the types of Services to be provided by Supplier to IAI, after purchasing the Materials from IAI Approved Sources

1.   List of Full Service

     1.1. Shipping to the FSL

     1.2. Storage of Material at the FSL

     1.3. Receiving inspection at the FSL

          1.3.1.Including Lab testing as needed, at IAI laboratories

     1.4. Cutting to size / length per given dimensions and / or sketches provided(1)

     1.5. Signing quality documents and Route Cards

     1.6. Shipping in Israel to the IAI receiving dock / production floor/IAI sub contractors

2.   List of Partial Services

     2.1  Same as the list of Full Services in Article 1 above except for cutting to size / length

3.   List Of Optional Services - applicable to IAI furnished Material

     3.1. Storage of IAI Material

     3.2. Other Services

          3.2.1. Cutting to size (2)/ length per given dimensions and / or sketches provided

          3.2.2. Signing quality documents and Route Cards

          3.2.3. Shipping in Israel to the IAI receiving dock / production floor/IAI sub contractors"

--------------

(1)  Cutting methods to include capability of Laser cutting and water jet curling using data provided by magnetic media.

(2)  IAI intends to drop ship at Bidder's FSL sheet metals with large sizes (96'
     width) to be cut to size by the Supplier. This requires special equipment such as lifting devices and large cutting equipment.

                                               Ex. 3 - 3

CONFIDENTIAL

PRICELIST FOR CUTTING MATERIAL - PLATES
               16.05.04

 Price for Cutting        Speed of Cutting           Thickness
per Meter in Dollars  (Millimeters per minute)    in Millimeters  Type of Alloy
--------------------------------------------------------------------------------

          ++                    260                  10-200           Aluminum
          ++                    200                 200-400
          ++                     24                  10-50              15-5PH
          ++                     15                  50-100             17-4PH
          ++                     10                 100-150               H-13
          ++                     7                  150-200                 D2
          ++                    5.5                 200-250

          ++                     31                  10-50                 316
          ++                     20                  50-100             01 Oil
          ++                     14                 100-150            Shaswax
          ++                     11                 150-200             1.2083
          ++                     9                  200-250             Copper
          ++                     7                  250-300

          ++                     42                  10-50             303-304
          ++                     27                  50-100             1.2316
          ++                     19                 100-150             1.2312
          ++                     15                 150-200                C45
          ++                     12                 200-250               ST37
          ++                     10                 250-300          41,304,340

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
                      EX. 3 - 4

CONFIDENTIAL

PRICELIST FOR CUTTING MATERIAL - BARS
               16/05/2004

              303, 303,                                                  440 C,
              SE, 416,                                                   17-4PH,
             410, 42, 0,                 1045,               C-276, C -   15 -
              12 L 14,                   4130,               22, C 20,   5PH, 13
Plastic        BRONZE     304  316  310  4340      Titanium   DUPLEX      - BMO   Aluminum       Size
----------------------------------------------------------------------------------------------------------

    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++
    ++           ++        ++   ++   ++     ++       ++          ++         ++        ++            ++

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                    Ex. 3 - 5

CONFIDENTIAL
                                SUPPLY AGREEMENT

                                       FOR

                                    MATERIAL

                                    EXHIBIT 4

                        OPTION FOR IAI PROVIDED MATERIALS

                                    Ex 4 - 1

CONFIDENTIAL

                        OPTION FOR IAI PROVIDED MATERIALS

1.   INTRODUCTION

1.1  A Participating Division (the "IAI Division") may, upon 30 days written notice to Supplier, exercise this Exhibit 4 option (Option for Stocking IAI
     Materials at Supplier FSL), and elect to supply Supplier with certain
     Materials (collectively, "IAI Provided Materials" or "IPM Materials").
     Supplier shall accept and retrieve such IPM Materials from IAI's facility, as directed by IAI, and, Supplier shall monitor and manage the inventory of such IPM Materials pursuant to the terms of exhibit 6 and deliver such IPM
     Materials back to the IAI Divisions as instructed from time to time.

1.2  The Division exercising the option shall provide a detailed list of the
     Materials it wishes to transfer to the Supplier FSL including quantities.
     The list shall also indicate what Materials are for IAI own usage and what
     Materials are to be stocked and to be sold on the free market by the
     Supplier, in prices and under terms to be decided between the Parties.

1.3  Thirty (30) days following the provision of such list by the Division, the
     Division will commence the transfer its stock to the Supplier FSL. The
     Materials for IAI own use shall be separated from other Materials stored by the Supplier.

2.   STORAGE OF IPM MATERIALS

     After retrieval from IAI's facility, Supplier shall store all IPM Material at the Supplier's FSL (the "Storage Location"). IPM Materials are to be
     maintained at the Storage Location in accordance with the further provisions contained herein and, except for redelivery to IAI pursuant to the Agreement, are not to be withdrawn to another location without IAI'S prior written approval/instruction.

3.   OTHER IPM MATERIAL SERVICES

     IAI shall have the option of requiring the following additional Other
     Services regarding the IPM Material:

          (a)  Cutting to size / length per given  dimensions  and / or sketches provided.

          (b)  Signing quality documents and Route Cards.

          (c)  Shipping  in  Israel  to the  IAI  receiving  dock  /  production floor/IAI sub contractors.

4.   TITLE TO IPM MATERIALS

     Title to IPM Materials shall at all times remain vested in IAI. Supplier shall not permit or suffer any lien, claim, mortgage or encumbrance to attach to IPM Materials. Supplier will only have the right to utilize the
     IPM Materials for purposes set forth herein, and, unless expressly stated
     herein, nothing contained herein is intended or will be interpreted as granting to Supplier any right, title or interest in the IPM Materials, whether legal or equitable.

5.   INVENTORY VERIFICATION

                                    Ex 4 - 2

CONFIDENTIAL

5.1. The actual quantity of Materials in the IPM Inventory may be verified prior to the transfer of the IPM Inventory to Supplier in accordance with the physical inventory counting described in 4.2 below.

5.2. Inventory Counting Method: As part of the transfer to Supplier's FSL,
     Supplier may conduct, at no charge to IAI, a physical inventory count of the total IPM Materials, to verify the accuracy of the IAI inventory records.

5.3. Physical Inventory and storage

     IAI and Supplier will agree in writing on the results of the physical inventory count prior to Supplier's acceptance of any IPM Materials.
     Supplier will store all IPM Materials at the FSL in a segregated area and shall not commingle IPM Materials with any other Materials, equipment or personal property of any other person or entity. This segregated area will be identified with a sign stating "IAI Owned Goods, owned by Israel
     Aircraft Industries. In addition, IAI's identification tags shall be attached to IPM Materials while at the FSL. Said separate area will be adequate for warehousing and storing IPM Materials delivered from IAI to
     Supplier. Supplier will use the same degree of care in keeping records of and maintaining security for IPM Materials as Supplier uses with respect to its own, or other customers' inventory (and in no event less than reasonable care) and will keep IPM Materials free and clear of all Liens arising through Supplier or out of or in connection with Supplier's possession thereof. Supplier shall complete documentation as required by
     Israeli law or otherwise reasonably required by IAI to properly record
     IAI's ownership and /or security interest in the Inventory, including, financing statements, fixed and/or floating charges, and/or FAA filings, as applicable, and Supplier will provide assistance to IAI, as reasonably requested by IAI, in completing such other documentation which may be required, if any, to ensure proper recordation of IAI's ownership interests in the IPM Materials. Supplier will be responsible for any loss or damage from any cause whatsoever to the Inventory during the Term.

5.4. In the event the IPM Inventory is returned to IAI as the result of expiration or termination of this Agreement, the same physical inventory counting described above shall be used prior to the transfer of the IPM
     Inventory from Supplier back to IAI.

6.   IAI INSPECTION

6.1. Without the requirement of notice by IAI, and at any time, IAI has the right at IAI's own expense to enter any premises where any IPM Materials are located and to conduct inventory and records examinations of the
     Inventory. Supplier shall provide reasonable cooperation and personnel for such IPM Materials and records examinations at no cost to IAI. Payment by
     Supplier to IAI for such loss or damage to IPM Materials shall be limited to the replacement cost of the IPM Materials. Supplier shall be responsible for insuring IPM Materials against all loss or injury.

6.2. In the event any IPM Materials are determined to be missing, damaged or not otherwise in the condition required by this Agreement, IAI shall file a claim within thirty (30) days after discovery of the loss or damage.
     Supplier will provide its acceptance or rejection of the claim within fourteen (14) days of receipt of the claim. Supplier will pay IAI net 45 days after the acceptance date of the claim for such IPM Materials limited to the replacement cost of the lost or damaged Material.

7.   SUPPLIER REPORTS

                                    Ex 4 - 3

CONFIDENTIAL

     Supplier will furnish IAI with two reports in both hard copy and magnetic media/E-mail format, on the second (2nd) day of every month, which sets forth the following information for the IPD Materials, as follows:

7.1. Report of IPM Materials balance as of end of every second month

     1.   Material part number;

     2.   IAI Catalogue number;

     3.   Units of measurement;

     4.   Quantity of balance in the Storage Location;

     5.   IAI unit price as per the Agreement in U.S. dollars.

     6.   The extended value of the balance of the IPM Materials per item at
          Supplier FSL.

7.2. Report of IPM Materials transactions in the previous month

     IAI will be provided a monthly billing report file, which will show IPM
     Materials stock that was delivered to IAI that month at zero base price.

     1.   Material part number;

     2.   IAI Catalogue number;

     3.   Unit of Measurement;

     4.   Type of transaction affecting such IPM Materials (transfer to ____
          Division);

     5.   Date of the transaction;

     6.   Quantity of IPM Material in the transaction;

8.   STANDARD OF HANDLING

8.1. During the term of this Agreement and any extension thereto, Supplier will handle the IPM Materials in the normal Supplier manner, consistent with prudent industry standards, and in accordance with the provisions of appropriate technical manuals.

8.2. During the term of this Agreement and any extension thereto, Supplier will manage the IPM Materials with the same inventory management system used by
     Supplier for the other Materials covered by the Agreement.

9.   QUALITY

9.1. IPM Materials shall be provided by IAI to Supplier with serviceability tags. Certain IPM Materials that IAI supplies to Supplier may, at the time of transfer to Supplier, not necessarily comply with the Agreement's
     Quality Plan. In such cases Supplier shall be released from compliance with the terms of the Quality Plan.

10.  INVOICING AND PAYMENT

9.1. Supplier shall invoice the IAI Division for Storage Services an agreed
     Service Fee, as per Exhibit 3 to this Agreement. The IAI Division shall be invoiced once a year for the preceding year.

                                    Ex. 4 - 4

CONFIDENTIAL

9.2. Supplier shall invoice the IAI Division for Other Services provided for the
     IPM Material. Invoicing shall be at the agreed Service Fee, as per Exhibit
     3 to this Agreement. The IAI Division shall be invoiced per each shipment.

9.3. The relevant Service Fee(s) shall be the sole payment due to Supplier for
     IPM Materials delivered, and Services rendered, under this IPM Option.

9.4. The Terms of payment shall be the same as those described in Article 10 in the Agreement

11.  INSURANCE

11.1. Supplier shall keep in force and effect the insurance coverage described in Article 18 of this Agreement.

12.  TERMINATION

     A Division may terminate an IPM Program, in whole or in part, for any reason, upon ninety (90) days prior written notice. Further, all IPM
     Programs will automatically terminate upon termination of the Agreement or, in the case of one-time supplies by IAI of IPM Materials, upon the depletion of said Materials.

     Upon termination of an IPM Program for any reason, Supplier will promptly return all IPM Materials in its possession to IAI, and shall assist IAI in such process by providing IAI with all relevant inventory records, as well as access to the Storage Location. IAI will bear all cost of packaging, transportation, insurance and duties, in such case where termination is due to reasons other than due to Supplier's default.

                                    Ex. 4 - 5

CONFIDENTIAL

                                SUPPLY AGREEMENT

                                       FOR

                                    MATERIALS

                                    EXHIBIT 5

                        IAI STANDARD TERMS AND CONDITIONS

                                    Ex. 5 - 1

CONFIDENTIAL

                                    EXHIBIT 5
                         ISRAEL AIRCRAFT INDUSTRIES LTD.
              ("IAI") STANDARD PURCHASE ORDER TERMS AND CONDITIONS

I    AGREEMENT

          This order contains the entire Agreement between IAI and Seller and is not subject to variation, irrespective of the wording of Seller's acceptance, without the prior written agreement by IAI. Any additional or different terms of Seller's acceptance are hereby expressly rejected. This order becomes a binding order including all terms and conditions contained herein and/or contained in documents attached hereto as specified, when it is accepted by the Seller, either by acknowledgement or the commencement of performance hereof.

II   INSPECTION, ACCEPTANCE AND REJECTION

     (A)  All goods to be delivered and services to be performed hereunder shall be subject to inspection. Surveillance and test at all times and places, including the period and place of manufacture or performance, by IAI (and by (the United States Government [the "Government"], if
          this order is placed under a Government contract or subcontract).

     (B)  Seller and Seller's subcontractors shall provide and maintain an inspection system acceptable to IAI and, where applicable, the
          Government. Representatives of IAI and Government inspectors, if any, shall have access to all areas on the premises of the Seller, or of
          Seller's subcontractor, in which work on this order is being performed. Seller, and Seller's subcontractors, shall provide all reasonable facilities for the safety and convenience of the inspectors. Seller shall furnish to the inspectors all information and data as may reasonably be required to perform their inspections. All goods to be delivered hereunder shall be subject to final inspection, test and acceptance by IAI at destination in Israel, notwithstanding any payment or inspection at source IAI shall accept or give notice of rejection of goods delivered and services performed within ninety (90)
          days after receipt of such goods or completion of such services. No inspection of goods or work by IAI prior to acceptance shall release
          Seller of its responsibility for any nonconformity. Acceptance by IAI shall not waive any rights that IAI and/or (the Government, if applicable, might otherwise have at law or under Article IV entitled
          "Warranty", or by express reservation in this order with respect to any nonconformity.

     (C)  In the event of any tender of goods or services which is nonconforming, IAI shall be entitled to all remedies as provided by law, and in addition thereto shall have the right to do any or all of the following: (i) to hold nonconforming goods for a reasonable period pending a determination to accept or reject any or all thereof; (ii)
          to return nonconforming goods to Seller for replacement or correction
          AS IAI may elect; (iii) to accept nonconforming goods and services subject to an equitable price reduction; (iv) to replace or correct nonconforming goods and services and charge to Seller the cost occasioned to IAI thereby, (v) to require Seller to correct nonconforming services at no increase in the price of this contract;
          (vi) to recover any and all expenses, costs, price reductions and damages paid, incurred, or suffered by IAI as a result of such holding, return. Replacement, correction, reductions, or rejections of nonconforming goods and services; or (vii) to terminate this order as provided in Article VIII hereof.

III  QUALITY CONTROL

     Seller shall provide and maintain a quality control system, which shall be in accordance with the then current state of the art and shall meet the highest quality control standards in the respective industry. Seller shall permit IAI and, where applicable, the Government to review its procedures, practices, processes and other documents related to its quality control system.

IV   WARRANTY

     (A)  Seller warrants that all goods and services furnished hereunder will conform to the requirement of this contract (including all descriptions, specifications and drawings made a part of this order)
          and such goods will be merchantable, fit for their intended purposes, free from all defects in materials and workmanship and, in the extent not manufactured pursuant to detailed designs furnished by IAI, free from defects in design. IAI's approval of designs or specifications furnished by Seller shall not relieve Seller of its obligations under this warranty.

     (B)  Except as may be otherwise provided in the specifications applicable to this order or other documents incorporated herein by reference, these warranties shall remain in effect for the period of one (1) year from delivery to IAI. If the goods or the results of services to be provided hereunder are incorporated by IAI in items for resale by IAI, said one (1) year period shall begin as of the date of IAI's delivery of any such resale items to its customers. Goods and services corrected or replaced by Seller shall be subject to all of the provisions of this order in the manner and to the extent as goods and services originally furnished hereunder.

     (C)  The above warranties shall not apply if the non-conformity/defect is attributable to a failure to preserve, store, install, operate, or maintain the goods in accordance with seller's written instructions furnished to IAI.

     (D)  The aforesaid express warranties shall be in addition to any standard warranty or guarantee of Seller and Any warranties otherwise created by operation of law or contract. All warranties and guarantees shall run to IAI and IAI'S customers including, where applicable, the
          Government ("IAI's Customers").

V    DELIVERY, SHIPPING AND PACKING

     (A)  It is agreed that time is of the essence in the performance of this order Deliveries shall be in accordance with the schedule and quantities at specified in this order, and Seller shall strictly adhere to the delivery and completion schedules specified herein. If, at any time, Seller believes it may be unable to comply with the delivery or completion schedules, Seller shall immediately notify IAI in writing of the probable length of any anticipated delay any the reasons for it, and shall continue to notify IAI of any material change in the situation. In the event of such notification or of an actual failure by Seller to comply with the delivery or completion schedules, IAI may, in addition to all other remedies, require Seller, at Seller's expense, to ship goods via air freight or expedited routing to avoid or minimize delay. In the event of early delivery,
          IAI may store goods at Seller's expense. Unless otherwise agreed in writing, Seller shall not make material commitment, or production arrangements in excess of the amount or in advance of the time reasonably required to meet IAI's delivery schedule. Seller shall not ship goods to arrive at IAI's plant earlier than two (2) weeks in advance of the specified schedule unless authorized in writing by IAI.
          At IAI's option, any such deliveries may be returned to Seller at
          Seller's expense or payment deferred to the date payment would become due according to this specified schedule.

     (B)  All goods to be supplied by Seller hereunder shall be shipped to IAI, at the point designated in this order. Unless otherwise set forth in this order, INCOTERMS 1990 shall be applicable to this order.

     (c)  All goods shall be packed in accordance with best commercial practice to prevent damage or deterioration and secure lowest transportation rates, in shipping containers (unless otherwise provided in this order) provided by Seller which are suitable for protection of said goods during shipment to and storage in Israel. No charges will be paid by IAI for preparation, packing, crating or shipment unless so stated in this order.

               Each container shall be marked with IAI's Purchase Order Number
          Each container of a multiple container shipment shall be identified
          (i) to show the number of the container and the total number of containers in the shipment; and (ii) the number of the container in which the packing list has been enclosed. IAI shipments by Seller must include in a conspicuous and easily accessible place on the inside of the shipping container packing list, containing IAI's Purchase Order
          Number, quantity, pan number/size, description of the goods shipped and appropriate evidence of inspection, including acceptance test reports, material test certificates, certificates of conformance and/or serviceability tags. In addition, a duplicate set of the aforementioned documentation shall be in a conspicuous and easily accessible place on the outside of the shipping container.

VI   CHANGES

          IAI may, at any time, exclusively by a written order signed by its authorized representative, and without notice to sureties, make changes within the general scope of this contract which affect the (i) drawings, designs, or specifications, (ii) description of services to be performed;
     (iii) methods of shipment or packing; (iv) place of inspection, delivery or acceptance; (v) delivery/performance schedules, (vi) data requirement, or
     (vii) quality of items to be delivered, and Seller shall comply therewith.

          Should any change cause an increase or decrease in the cost of, or the time required for performance of this order, an equitable adjustment shall be made with respect to the order and the order shall be modified in writing accordingly. Any claim by Seller for adjustment under this article must be asserted in writing to IAI not later than ten (10) days after the date of receipt by Seller of the written change authorization or within such extension as IAI may grant in writing IAI may, in its sole discretion, consider any such claim regardless of when asserted. Such claim shall be in the form of a complete change proposal fully supported by factual information. Pending any such adjustment, Seller will diligently proceed with the contract as modified. Where the cost of property made excess or obsolete as a result of a change is included in Seller's claim for adjustment, IAI shall have the right to direct the manner of disposition of such property. IAI shall have the right to examine any of Seller's pertinent books and records for the purpose of verifying Seller's claim.

          IAI and Seller agree that there shall be no adjustment in the price or time for performance hereunder unless IAI shall have directed a change thereto by the issuance of a written notice as provided by this clause. Seller shall advise IAI in writing if Seller receives from any source other than the written notice referred to in the- preceding sentence any notification, which Seller regards as a change to this order. Seller shall provide such advice, in writing, no later than five (5) working days from receipt of any such notification, and prior to taking any action in accordance therewith. If this order is placed under a Government Contract or subcontract, the provisions of FAR
          52.243-7, "Notification of Changes", shall apply.

     PRICES, TAXES, INVOICE AND PAYMENT

     (A)  The prices stated in this order are firm fixed prices and are stated
          in U.S. Dollars, unless otherwise specified in this order.

     (B)  Unless otherwise specified in this order. Seller shall pay all taxes and import or export or other duties of any kind of Seller's country, including those taxes or duties that may be imposed or assessed on any
          IAI furnished property (data, information, materials, parts, components or tooling). All such taxes and duties, existing, new or increased, are included in the prices stated in this order.

     (C)  For each shipment of goods or completed item of services Seller shall submit an original invoice marked "original" and two copies marked
          "copy" to IAI. Taxes and duties must be separately itemized. Purchase order numbers must appear on all shipping documents, invoices, quality certifications, and packing lists. Together with each invoice, Seller shall deliver a copy of all appropriate evidence of inspection of the goods, including, without limitation, acceptance test reports, material test certificates and certificates of conformance.

     (D)  Determination of payment due date, whether under net or discount terms, will be based on the latest of (i) the date goods are received or services arc completed; (ii) the date goods are scheduled to be shipped/received or services are scheduled for completion under this order, or (iii) the date an accurate invoice is received.

VIII TERMINATION/CANCELLATION/STOP WORK

     (A)  Termination Convenience

          IAI may terminate this order for its convenience in whole or, from time to time, in part in accordance with the clause entitled "Termination for the Convenience of this Government set forth in FAR 52.249-2, which clause is incorporated herein by this reference, except: "Contractor" shall mean Seller and "Government" and "Contraction Officer" shall mean IAI:
     delete (c); in (d) insert "6 months" in lieu of "1 year"; and in (k) insert
     "45 days" in lieu of "90 days".

     (B)  Termination-Default

          This order may be terminal, in whole or from to time, in part by IAI for default in accordance with the "Default" clause in FAR 52.249-8, which is incorporated herein by reference, except "Government" and "Conducting
     Officer" in all paragraphs

                                    Ex. 5 - 2

CONFIDENTIAL

     other than (c) means IAI, "Contractor" means Seller and the reference to a
     Dispute Clause refers to Article XX hereof.

     (C)  Termination/Cancellation-Other

          By written, notice to Seller, IAI may cancel this order, in whole or, from time to time, in part, in the event of suspension of Seller's business, insolvency of Seller, institution of bankruptcy, reorganization, arrangement or liquidation proceedings by or against Seller, appointment of a trustee or receiver for Seller's property or business or any assignment by Seller for the benefit of creditors. Such cancellation shall be deemed
     "for default" in accordance with paragraph VIII(B) hereof and the rights and obligations of the parties shall be determined as therein provided.

     (D)  Stop Work

          IAI may, by written notice to Seller, require the Seller to stop for a period not to exceed ninety (90) days all or any part of the work called for by this order in accordance with the "Stop Work Order" clause in PAR 52
     242-15, which is Incorporated herein by reference, except: "Government and
     "Contracting Officer" means IAI and "Contractor" means Seller as used therein, and in (b)(2) insert "20 days" in lieu of "30 days".

IX   IAI PROPERTY

          Seller shall keep all tools, fixtures, jigs, material and/other equipment (collectively "property") furnished by IAI and all property, to which IAI or the Government, if applicable, acquires title by virtue of this order, segregated and clearly marked and will maintain a complete inventory thereof. Title and right of immediate possession of all such property shall remain vested in IAI/the Government. The property shall be maintained and replaced, if necessary, by Seller at no additional cost to
     IAl/the Government. Seller assumes all risk of loss, destruction or damage to such property while in Seller's custody or control. Seller will immediately notify IAI in writing of any such loss, destruction or damage.
     Upon termination or completion of this contract, Seller will deliver such property, as directed by IAI, in good condition subject to ordinary wear and tear and normal manufacturing losses.

X    SPECIAL TOOLING

          Except as may be otherwise provided for in this order, jigs, dies, fixtures, molds, patterns special gauges, special test equipment and other items of special tooling (collectively, the "special tooling") shall be furnished by and at the expense of Seller. Such special tooling shall be kept in good condition by the Seller and when necessary shall be replaced by Seller all without expense to IAI. Title to such special tooling shall remain with Seller, except that IAI may, at any time, reimburse Seller for the negotiated price of all or part of such special tooling, and upon payment therefor, shall become the owner thereof, entitled to possession at the completion of this order, or such earlier date as the parties may agree.

XI   NON-D1SCLOSURE

          Seller shall not, without the written consent of IAI, either during or after the performance of the work required hereunder, use, other than for such performance, or disclose to any person, other than a duly authorized representative of IAI, any information, data, material or exhibit created, developed, produced or otherwise obtained in the course of the work required hereunder, or any information contained in reports, drawings, documents or other records furnished to Seller by IAI. Seller further agrees that it will not divulge any matter, the disclosure of which would be detrimental to the interests of IAI. Nothing contained herein shall prevent Seller from making proper use of its experience gained in the performance of the work required hereunder. The restrictions of this clause shall not apply to information in the prior possession of Seller or acquired by Seller from a source other than IAI that has the right to disclose such information to Seller, nor shall it limit any rights the
     Government, if applicable, may have in such information.

XII  PATENT, TRADEMARK, COPYRIGHT AND TRADE SECRET INDEMNITY

          To the extent that the goods purchased under this order have not originated with IAI, Seller agrees to indemnify and hold harmless IAI and
     IAI's Customers against any expense, loss or liability for any actual or alleged infringement of any patent, trademark, copyright, or trade secret arising from or related to the use, sale, manufacture or disposal of such goods. Upon receipt of timely notice of any claim or suit alleging such infringement, Seller agrees to defend IAI and IAI's Customers at Seller's expense. During the pendency of any such claim or suit, and (where necessary) upon settlement thereof, Seller shall, at Seller's expense, either (i) substitute fully equivalent, noninfringing goods or (ii) modify the goods so that same no longer infringe but remain equivalent, or (iii)
     obtain for IAI/IAI's Customers the right to continue use of the goods in accordance with the terms of the order.

XIII SUBCONTRACTING

          Seller will not subcontract, without IAI's prior written consent, for the design, development or procurement of the whole or any substantial portion of any goods ordered hereunder. This limitation shall not apply to
     Seller's purchases of standard commercial supplies or raw material. IAI's consent to any such subcontract shall not relieve Seller from any obligation imposed by this order or impose on IAI any responsibility for the work to be performed under such subcontract

                                   Ex. 5 - 3

XIV  NOTICE OF LABOR DISPUTES

     (A)  Whenever Seller has knowledge that any actual or potential labor dispute is delaying or threatens to delay the timely performance of this order. Seller shall immediately give IAI notice thereof and all relevant information with respect thereto, and shall notify IAI of any material changes in the information required hereunder.

     (B)  Seller agrees to insert the substance of this Article, including this paragraph (R), in any subcontract hereunder wherein a labor dispute may delay the timely performance of this contract.

XV   BANK GUARANTEE/LETTER OF CREDIT AND PERFORMANCE BOND

     (A)  Bank Guarantee/Letter of Credit

          Unless otherwise specified in this order, Seller shall, at Seller's cost, furnish to IAI prior to and as a condition for payment by IAI of, any advance payment to Seller under this order, an irrevocable bank guarantee or letter of credit in the amount of the advance payment. The said bank guarantee or letter of credit shall be issued by a first class bank acceptable to IAI, shall remain in force until Seller has completed performance of all of its obligations under this order and shall otherwise be satisfactory in form and terms to IAI.

     (B)  Performance Bond

          If indicated as required on, the face of this order. Seller shall, at
     Seller's cost, furnish to IAI within fifteen (15) days from the date of this order, a performance bond in an amount of ten percent (10%) of the total order price. The said performance bond shall be issued by a first class bank or insurance company acceptable to IAI, (shall remain in force until Seller has completed performance of all of its obligations under this order and shall otherwise be satisfactory in form and terms to IAI

XVI  PRECEDENCE

          In the event of any conflict between the clauses, attachments, specifications or provisions which constitute this order, the following order of precedence shall apply: (i) terms and conditions appearing on the face of the order (ii) if this order is being placed under a Government
     Prime Contract or subcontract, the Appendices entitled "Government Contract
     Provisions", Certifications and Representations attached hereto; (iii) the terms and conditions contained in these Standard Purchase Order Terms and
     Conditions; (iv) specifications; (v) the drawings; (vi) the statement of work; and (vii) all other attachments incorporated herein by reference.

          All goods listed herein to which IAI's specifications are applicable must comply with such specifications current as of the date of this order.
     IAI's specifications shall prevail over any subsidiary documents referenced therein.

XVII GRATUITIES AND CONTINGENCIES

     (A)  Seller agrees that in consideration of this order, neither Seller nor any agent or representative of Seller has nor will pay any fees, commissions, percentages, brokerage fees or other sums to persons contingent upon or resulting from execution of this order nor has or will Seller extend or offer any form of compensation or remuneration to IAI's employees for the purposes of securing this order, or obtaining favorable treatment with respect to Seller's performance of this order.

     (B)  In the event of breach or violation of the agreements described in (A)
          above, IAI shall have the right at its option to terminate this order for default without liability, or at its option may deduct from amounts that otherwise may be owed Seller (the full amount of any such fees, commission, remuneration or other sum. Such rights and remedies of IAI shall be in addition to any other rights and remedies provided by law or under the terms of this order.

XVIII COMPLIANCE WITH LAWS AND EXPORT APPROVAL

     (A)  In the performance of this order. Seller shall comply with all applicable statutes, rules, regulations and orders of Seller's country and of any state or local authority or political subdivision thereof,
          Seller shall indemnity, save harmless and defend IAI from and against all losses, costs, fees and damages arising, directly or indirectly, from any actual or alleged failure by Seller to comply with any of the aforesaid statutes, rules, regulations and orders.

     (B)  Seller shall be responsible for and shall obtain all permits and authorizations required for the export of the goods and services from
          Seller's country to Israel.

XIX  PRICE MOST FAVORED CUSTOMER

          Seller warrants and represents that the price of the goods in this order does not exceed the contract price for the same or similar goods, to any other customer during the term of this order. If during the term of this order, the Seller shall sell any goods of the kind in equivalent quality or quantity described in this order, to any other customer at a price, which is lower than the price then in effect under this order. Such lower price shall thereafter apply on all goods shipped under this order so long as said lower price shall remain in effect and the price of this order shall be reduced accordingly and this order shall be modified to reflect the reduction.

XX   DISPUTES AND APPLICABLE LAW

          This order shall be governed by and construed in accordance with the laws of the State Israel, regardless of the places of execution or performance of this order. Except as otherwise provided in the order, the
     Seller may appeal any decision of IAI concerning an issue of law, fact or contractual interpretation arising under the order which is not disposed of by agreement, by pursuing any right or remedy which Seller may have in law or equity in any Israeli court of competent jurisdiction. Pending the final decision on a dispute hereunder, the Seller shall proceed diligently with its performance of the order obligations in accordance with the direction of IAI.

XXI  MISCELLANEOUS

     (A)  Any action or inaction by IAI or the failure of IAI, on any occasion, to enforce any right or provision of this order shall not be construed to be a waiver by IAI of its rights hereunder, and shall not prevent
          IAI from enforcing such provision or right on any future occasion. A determination that any portion of this order is unenforceable or invalid shall not affect the enforceability of validity of any of the remaining portions of this order.

     (B)  The rights and remedies of IAI herein are cumulative, and are in addition to any other rights or remedies that IAI may have at law or in equity.

     (C)  Assignment of this order or any interest therein or any payment due or to become due thereunder, without the written consent of IAI, shall be void.

     (D)  IAI shall be entitled at all times to sctoff any amount owing at any time from Seller to IAI or to any of IAI's affiliated companies against any amount payable at any time by IAI in connection with this order.

     (E)  Representatives, nominated by a party for the performance of its rights and obligations under the order, shall, to the extent such performance takes place in the other party's premises, be subject to such other party's relevant security regulations.

     (F)  Notwithstanding any other provision contained herein the Seller agrees to indemnify and hold IAI harmless against any and all damages (including consequential damages) or claims (whether in contract or negligence otherwise) which arise out of or are in any way connected with the goods and services delivered hereunder.

XXII UNITED STATES GOVERNMENT CONTRACT PROVISIONS

                                    Ex. 5 - 3

CONFIDENTIAL

     (A)  If this Order is placed under a United States Government ("USG")
          Contract or subcontract, the content of the USG FAR/DFAR Contract
          Provisions, Certifications and Representations Appendices attached hereto shall apply to this order and the parties performance hereunder.

     (B)  Notwithstanding the provisions of Article XX hereof, the USG FAR/DFAR
          Contract Provisions, Certifications and Representations Appendices
          Attached hereto shall be construed according to the United States
          Federal Law of Government Contract as enumerared and applied by United
          States Federal Judicial bodies and Boards of Contract Appeals.

                                    EX. 5 - 4

CONFIDENTIAL

                                SUPPLY AGREEMENT

                                       FOR

                                    MATERIAL

                                    EXHIBIT 6

                             EDI SYSTEM REQUIREMENTS

                                    Ex. 6 - 1

CONFIDENTIAL

++

[REMAINING PAGE OF EXHIBIT REDACTED]

++ REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL

                                    EXHIBIT 7

                                    Annulled

CONFIDENTIAL

                                    EXHIBIT 8

                                    Annulled

CONFIDENTIAL

                                SUPPLY AGREEMENT

                                       FOR

                                    MATERIAL

                                    EXHIBIT 9

              LIST OF IAI APPROVED SUPPLIERS / MANUFACTURERS (ASL)

                                    Ex. 9 - 1

CONFIDENTIAL

IAI APPROVED SUPPLIERS LIST   Revision: New                                                              IAI APPROVED SUPPLIERS LIST
                              Date: March 16 2004

                                                                SUPPLIER CATEGORIES:
                                            SUPPLIER DATA   14   Manufacturer
                                                            17   Distributor
                                                            1D   Preferred Manufacturer
                                                            1E   Frame agreement Supplier
                                                                   |
                                                                   |

                                   SUPP.                         SUPP.  PRIMARY  SECONDARY  ADDITIONAL  ADDITIONAL
NO.          SUPPLIER NAME         CODE          ADDRESS          CAT.    CODE     CODE        CODE        CODE
---  ----------------------------  -----  ---------------------  -----  -------  ---------  ----------  ----------

1                 ++               11366            ++             17
                                                    ++
                                                    ++

3                 ++               11610            ++             16
                                                    ++
                                                    ++

4                 ++               15440            ++             16
                                                    ++

5                 ++               19561            ++             17
                                                    ++

6                 ++               11717            ++             16
                                                    ++

7                 ++               IG206            ++             17
                                                    ++
                                                    ++

8                 ++               IL225            ++             17
                                                    ++
                                                    ++

9                 ++               C4538            ++             17
                                                    ++
                                                    ++

10                ++               C4573            ++             17
                                                    ++
                                                    ++

11                ++               C6051            ++             17
                                                    ++
                                                    ++

12                ++               CC337            ++             14
                                                    ++
                                                    ++

13                ++               N0090            ++             1D
                                                    ++
                                                    ++

14                ++               CO549            ++             14
                                                    ++
                                                    ++
                                                    ++
                                                    ++

15                ++               CA303            ++             14
                                                    ++
                                                    ++

16                ++               C2498            ++             14
                                                    ++
                                                    ++

17                ++               C8275            ++             14
                                                    ++
                                                    ++

18                ++               CC911            ++             14
                                                    ++
                                                    ++

19                ++               CA254            ++             14
                                                    ++
                                                    ++

20                ++               CA877            ++             14
                                                    ++
                                                    ++
                                                    ++

21                ++               C6166            ++             14
                                                    ++

22                ++               NR691            ++             14
                                                    ++
                                                    ++

23                ++               CD487            ++             17
                                                    ++
                                                    ++

24                ++               CC955            ++             17
                                                    ++
                                                    ++

                  SUPPLIER APPROVAL
                         DATA
            ------------------------------
      IAI   APPROVAL  EXPIRATION    LAST
NO.  GROUP    DATE       DATE      UPDATED
---  -----  --------  ----------  --------

1       0   25/12/03   01/12/05   25/12/03

3      40   12/05/98   01/12/05   20/01/03

4      40   00/01/00   01/02/04   03/02/02

5      40   15/05/03   01/06/05   15/06/03

6      40   27/03/03   01/03/05   27/03/03

7      40   08/01/03   01/01/05   20/01/03

8      40   19/11/00   01/12/04   06/06/02

9      40   01/01/02   01/07/04   19/01/04

10     40   27/02/02   01/01/05   19/01/04

11     40   00/01/00   01/04/05   19/01/04

12      0   07/12/03   01/12/05   08/12/03

13     40   09/03/04   01/03/05   07/01/04

14     40   24/06/03   01/06/05   25/06/03

15      0   18/01/02   01/01/04   12/03/03

16     40   09/03/04   01/02/04   04/02/03

17     40   01/02/99   01/06/04   05/01/03

18      0   20/12/02   01/12/04   03/06/03

19      0   18/03/02   01/03/04   12/03/03

20     40   20/05/98   01/02/05   12/02/03

21     40   01/02/01   01/03/05   08/04/03

22     40   19/05/03   01/01/05   02/03/03

23      0   01/12/03   01/12/05   01/12/03

24     40   02/07/01   01/01/04   18/01/04

                              PRODUCT TYPE(S) ALLOWED TO DELIVERED TO IAI FROM THAT
     ------------------------------------------------------------------------------------------------------------
                       LOW                                        COBALT
             SPRING   ALLOY  CARBON  STAINLESS                     BASE   ALUMINIUM                  COMPRESSING
     METALS  STEELS  STEELS   STEEL    STEELS   NICKEL  TITANIUM  ALLOYS    ALLOYS   COPPER  BRONZE     ALLOYS
NO.    600     604     607     608      620       630      631      633      636       650     657       675
---  ------  ------  ------  ------  ---------  ------  --------  ------  ---------  ------  ------  ------------

1       x                                                                      x

3       x                                x

4                                                  x        x

5                                        x                                     x

6       x                                                                      x

7       x

8       x

9       x

10                                       x                  x                  x

11      x

12                                       x

13                                                                             x

14      x

15                                                                             x

16      x                                                                      x

17                                                                             x

18                                                                             x

19                                                                             x

20                                       x

21                                                                             x

22                                                                             x

23      x

24                                                                             x

                                  Page 1 of 4                         06/07/2004

CONFIDENTIAL

IAI APPROVED SUPPLIERS LIST    Revision: New                                                             IAI APPROVED SUPPLIERS LIST
                               Date: March 18 2004

                                                                          SUPPLIER CATEGORIES:
                                                                          --------------------

                                                      SUPPLIER DATA   14   Manufacturer
                                                                      17   Distributor
                                                                      1D   Preferred Manufacturer
                                                                      1E   Frame agreement Supplier
                                                                             |
                                                                             |

                                     SUPP.                                  SUPP.  PRIAMARY  SECONDARY  ADDITIONAL  ADDITIONAL  IAI
NO.           SUPPLIER NAME          CODE              ADDRESS              CAT.     CODE       CODE      CODE         CODE    GROUP
---  ------------------------------  -----  ------------------------------  -----  --------  ---------  ----------  ---------- -----

25                 ++                NN731                ++                  14                                                 40
                                                          ++

26                 ++                C7003                ++                  14                                                 40
                                                          ++

27                 ++                C9523                ++                  17                                                 40
                                                          ++

28                 ++                CD698                ++                  14                                                 40
                                                          ++
                                                          ++

29                 ++                C2700                ++                  14                                                  0
                                                          ++
                                                          ++

30                 ++                CB575                ++                  14                                                 40
                                                          ++

31                 ++                C5406                ++                  17                                                 40
                                                          ++

32                 ++                NM807                ++                  14                                                 40
                                                          ++

33                 ++                CC764                ++                  14                                                 40
                                                          ++

34                 ++                CD961                ++                  14                                                 40
                                                          ++

35                 ++                NN361                ++                  14                                                 40
                                                          ++
                                                          ++

36                 ++                C1794                ++                  17                                                 40
                                                          ++

37                 ++                NR819                ++                  14                                                 40
                                                          ++

38                 ++                C9925                ++                   12                                                  0
                                                          ++

39                 ++                C0295                ++                  17                                                 40
                                                          ++

40                 ++                CB855                ++                  14                                                 40
                                                          ++

41                 ++                C1235                ++                  17                                                 40
                                                          ++

42                 ++                C6901                ++                  14                                                  0
                                                          ++
                                                          ++

43                 ++                C2352                ++                  14                                                 40
                                                          ++
                                                          ++

44                 ++                B9706                ++                  13                                                  0
                                                          ++
                                                          ++

45                 ++                C4533                ++                  14                                                 40
                                                          ++

         SUPPLIER APPROVAL DATA
     ------------------------------
      APPROVE  EXPIRATION    LAST
NO.    DATE       DATE      UPDATED
---  --------  ----------  --------

25   28/07/03   01/02/04   25/02/03

26   22/05/02   01/05/04   10/07/03

27   12/12/00   01/06/05   19/01/04

28   16/06/03   01/06/05   16/06/03

29   03/09/07   01/09/04   11/09/03

30   10/12/00   01/02/04   10/03/03

31   21/10/01   01/10/04   08/12/03

32   24/06/98   01/06/04   01/12/03

33   01/11/01   01/03/04   10/03/03

34   18/06/03   01/06/05   21/07/03

35   04/11/01   01/06/04   01/12/03

36   08/08/02   01/04/05   19/01/04

37   07/08/03   01/06/06   01/06/03

38   18/02/02   01/02/04   12/03/03

39   28/05/03   01/03/05   12/03/03

40   23/05/01   01/05/04   19/02/04

41   04/12/02   01/04/05   19/01/04

42   13/08/02   01/08/04   12/03/03

43   12/01/03   01/10/04   13/01/03

44   07/09/01   01/09/04   25/12/03

45   01/06/99   01/02/04   18/06/03

                              PRODUCT TYPES(S) ALLOWED TO DELIVERED TO IAI FROM THAT
     ------------------------------------------------------------------------------------------------------------
                      LOW                                         COBALT
             EPRING  ALLOY   CARBON  STAINLESS                     BASE   ALUMINIUM                  COMPRESSING
     METALS  STEELS  STEELS   STEEL    STEELS   NICKEL  TITANIUM  ALLOYS   ALLOYS    COPPER  BRONZE     ALLOYS
     ------  ------  ------  ------  ---------  ------  --------  ------  ---------  ------  ------  ------------

NO.    600     604    607      608      620       630      631      633      636       650     657       675
---  ------  ------  ------  ------  ---------  ------  --------  ------  ---------  ------  ------  -----------

25      x

26      x

27      x

28      x

29              x                        x         x

30                                                                                              x

31      x

32                     x        x        x

33      x              x        x        x                                    x

34      x              x        x        x

35      x

36                                       x

37                                       x         x

38                                                                            x

39      x                                                   x                 x

40      x

41                                                                            x

42      x                                                   x

43      x

44      x

45      x              x        x        x                                    x

                                  Page 2 of 4                         06/07/2004

CONFIDENTIAL

IAI APPROVED SUPPLIERS LIST  Revision: New           IAI APPROVED SUPPLIERS LIST
                             Date: March 16 20O4

                                              SUPPLIER CATEGORIES:

                          SUPPLIER DATA   14   Manufacturer
                                          17   Distributor
                                          1D   Preferred Manufacturer
                                          1E   Frame agreement Supplier
                                                 |
                                                 |
                                                 |

                                                                                             PRIM-   SECOND  ADDITIO  ADDITIO
                                                SUPP.                                  SUPP    ARY     ARY     NAL      NAL     IAI
NO.               SUPPLIER NAME                 CODE               ADDRESS             CAT.   CODE    CODE    CODE     CODE    GROUP
------------------------------------------------------------------------------------------------------------------------------------

46                     ++                       C3561                ++                 14                                       40
                                                                     ++

47                     ++                       C6117                ++                 14                                        0
                                                                     ++
                                                                     ++

48                     ++                       C4191                ++                 14                                        0
                                                                     ++

49                     ++                       C2353                ++                 14                                       40
                                                                     ++

50                     ++                       C4174                ++                 12                                       40
                                                                     ++

51                     ++                       CC228                ++                                                           0
                                                                     ++

52                     ++                       C4282                ++                 1D                                       40
                                                                     ++

53                     ++                       CD357                ++                 14                                       40
                                                                     ++

54                     ++                       NH860                ++                                                            0
                                                                     ++
                                                                     ++

55                     ++                       NP990                ++                 14                                       40
                                                                     ++
                                                                     ++

56                     ++                       C4408                ++                 12                                        0
                                                                     ++

57                     ++                       NN730                ++                 14                                       40
                                                                     ++
                                                                     ++

58                     ++                       C9596                ++                 14                                        0
                                                                     ++

59                     ++                       C2227                ++                 14                                        0
                                                                     ++
                                                                     ++

60                     ++                       CB539                ++                 17                                       40
                                                                     ++
                                                                     ++

61                     ++                       C2B55                ++                 14                                       40
                                                                     ++

62                     ++                       C335O                ++                 14                                       40
                                                                     ++
                                                                     ++

63                     ++                       CA141                ++                 12                                        0
                                                                     ++
                                                                     ++

64                     ++                       NQ110                ++                 14                                       40
                                                                     ++
                                                                     ++

65                     ++                       CA253                ++                 14                                        0
                                                                     ++
                                                                     ++

66                     ++                       C7242                ++                 14                                       40
                                                                     ++
                                                                     ++

           SUPPLIER APPROVAL
                  DATA
     ------------------------------
     Approval  Expiration    Last
NO.    Date       Date      Updated
-----------------------------------

46   08/03/04   01/05/05   08/06/03

47   13/08/02   01/06/04   12/03/03

48   25/04/02   01/04/04   12/03/03

49   15/06/03   01/06/05   18/02/04

50   30/01/03   01/01/05   24/02/03

51   30/10/02   01/10/04   06/11/03

52   12/11/01   01/01/05   10/11/03

53   10/03/02   01/03/04   14/04/02

54   20/12/02   01/12/04   03/06/03

55   06/03/01   01/02/05   10/02/03

56   06/03/02   01/03/04   12/03/03

57   26/07/03   01/03/05   13/05/03

58   10/05/03   01/05/05   10/06/03

59   17/12/03   01/12/05   17/12/03

60   25/12/02   01/12/04   20/01/03

61   05/11/01   01/11/03   03/01/02

62   09/07/02   01/09/05   22/10/03

63   08/02/02   01/02/04   12/03/03

64   29/07/03   01/10/05   09/10/03

65   01/03/02   01/03/04   12/03/03

66   18/11/00   01/10/05   09/10/03

                                PRODUCT TYPE(S) ALLOWED TO DELIVERED TO IAI FROM THAT
     ------------------------------------------------------------------------------------------------------------
                       LOW                                        COBALT
             SPRING   ALLOY  CARBON  STAINLESS                     BASE   ALUMINIUM                  COMPRESSING
     METALS  STEELS  STEELS   STEEL    STEELS   NICKEL  TITANIUM  ALLOYS    ALLOYS   COPPER  BRONZE    ALLOYS
NO.    600     604     607     608      620       630      631      633       636     650      657       675
-----------------------------------------------------------------------------------------------------------------

46                                                                            x

47                                                                            x

48      x

49                                                                            x         x

50                                                                                                        x

51                                                                            x

52      x                                                                     x

53                                                                            x

54                                                                            x

55      x

56                                                                            x

57      x

58                                                          x

59      x               x                x        x

60                                                          x

61      x

62      x

63                                                                            x

64      x

65                                                                            x

66      x                                         x         x        x

                                  Page 3 of 4                         06/07/2004

CONFIDENTIAL

IAI APPROVED SUPPLIERS LIST   Revision: New                                                              IAI APPROVED SUPPLIERS LIST
                              Date: March 16 2004

                                                                          SUPPLIER CATEGORIES:
                                                                          --------------------

                                                      SUPPLIER DATA   14   Manufacturer
                                                                      17   Distributor
                                                                      1D   Preferred Manufacturer
                                                                      1E   Frame agreement Supplier
                                                                             |
                                                                             |

                                    SUPP.                                  SUPP.  PRIMARY  SECONDARY  ADDITIONAL  ADDITIONAL   IAI
NO.          SUPPLIER NAME           CODE              ADDRESS              CAT.    CODE      CODE       CODE        CODE     GROUP
---  -----------------------------  -----  ------------------------------  -----  -------  ---------  ----------  ----------  -----

67                ++                C5155                ++                  1D                                                 40
                                                         ++

68                ++                CA816                ++                  14                                                 40
                                                         ++
                                                         ++

69                ++                C9193                ++                  14                                                  0
                                                         ++
                                                         ++
                                                         ++

70                ++                C3320                ++                  17                                                 40
                                                         ++
                                                         ++

71                ++                CC028                ++                  17                                                 40
                                                         ++
                                                         ++

72                ++                CB449                ++                  17                                                 40
                                                         ++
                                                         ++

73                ++                CD335                ++                  14                                                 40
                  ++                                     ++

74                ++                C1224                ++                  17                                                 40
                                                         ++
                                                         ++

            SUPPLIER APPROVAL
                   DATA
     ------------------------------
     APPROVAL  EXPIRATION    LAST
NO.    DATE       DATE      UPDATED
---  --------  ----------  --------

67   27/02/01   01/02/04   23/12/03

68   18/02/02   01/02/04   24/03/02

69   23/07/02   01/07/04   12/03/03

70   16/07/02   01/12/04   18/01/04

71   08/07/03   01/03/05   24/03/03

72   20/04/03   01/11/04   29/01/03

73   25/07/03   01/07/04   29/08/02

74   03/04/03   01/04/05   03/07/03

                                 PRODUCT TYPE(S) ALLOWED TO DELIVERED TO IAI FROM THAT
     ------------------------------------------------------------------------------------------------------------
                       LOW                                        COBALT
             SPRING   ALLOY  CARBON  STAINLESS                     BASE   ALUMINIUM                  COMPRESSING
     METALS  STEELS  STEELS   STEEL    STEELS   NICKEL  TITANIUM  ALLOYS    ALLOYS   COPPER  BRONZE     ALLOYS
NO.    600     604     607     608      620       630      631      633       636      650     657       675
---  ------  ------  ------  ------  ---------  ------  --------  ------  ---------  ------  ------  ------------

67      X                                                   X

68      X                                                   X

69      X

70                                                                   X

71      X

72      X                                 X                 X        X

73                                        X

74      X

                                  Page 4 of 4                         06/07/2004